Conversion Valuation Report

                  ===========================================


                            Valued as of June 6, 1997




                          WORKINGMENS SAVINGS BANK, FSB
                            Pittsburgh, Pennsylvania



                                  Prepared By:



                               Ferguson & Company
                                    Suite 550
                          122 W. John Carpenter Freeway
                                Irving, TX 75039
                                  972/869-1177
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---------
FERGUSON       FINANCIAL
---------      INSTITUTION
& COMPANY      CONSULTING
---------
Suite 550
122 W. John Carpenter Frwy
Irving, Texas 75039
(972) 869-1177
(972) 869-2743 Fax





                      STATEMENT OF APPRAISER'S INDEPENDENCE
                          Workingmens Savings Bank, FSB
                            Pittsburgh, Pennsylvania
         We are the appraiser for Workingmens Savings Bank, FSB ("Workingmens" or "Bank") in connection with its mutual to stock conversion. We are submitting our independent estimate of the pro forma market value of the Bank's stock to be issued in the conversion. In connection with our appraisal of the Bank's to-be-issued stock, we have received a fee which was not related to the estimated final value. The estimated pro forma market value is solely the opinion of our company and it was not unduly influenced by the Bank, its conversion counsel, its selling agent, or any other party connected with the conversion.

         Workingmens has agreed to indemnify Ferguson & Company under certain circumstances against liabilities arising out of our services. Specifically, we are indemnified against liabilities arising from our appraisal except to the extent such liabilities are determined to have arisen because of our negligence or willful conduct.

                           Ferguson & Company



                           /s/Robin L. Fussell
                           Robin L. Fussell
                           Principal

June 11, 1997

---------
FERGUSON       FINANCIAL
---------      INSTITUTION
& COMPANY      CONSULTING
---------
Suite 550
122 W. John Carpenter Frwy
Irving, Texas 75039
(972) 869-1177
(972) 869-2743 Fax



                                  June 11, 1997



Board of Directors
Workingmens Savings Bank, FSB
807 Middle Street
Pittsburgh, Pennsylvania  15212

Dear Directors:

         We have completed and hereby provide, as of June 6, 1997, an independent appraisal of the estimated pro forma market value of Workingmens Savings Bank, FSB ("Workingmens" or the "Bank"), Pittsburgh, Pennsylvania, in connection with the conversion of Workingmens from the mutual to stock form of organization ("Conversion"). This appraisal report is furnished pursuant to the regulatory filing of the Bank's Application for Conversion ("Form AC") with the Office of Thrift Supervision ("OTS").

         Ferguson & Company ("F&C") is a consulting firm that specializes in providing financial, economic, and regulatory services to financial institutions. The background and experience of F&C is presented in Exhibit I. We believe that, except for the fees we will receive for preparing the appraisal, we are independent. F&C personnel are prohibited from owning stock in conversion clients for a period of at least one year after conversion.

         In preparing our appraisal, we have reviewed Workingmen' Application for Approval of Conversion, including the Proxy Statement as filed with the OTS. We conducted an analysis of Workingmens that included discussions with Hinds, Lind, Miller & Co., the Bank's independent auditors, and with Malizia, Spidi, Sloane & Fisch, P.C., the Bank's conversion counsel. In addition, where appropriate, we considered information based on other available published sources that we believe is reliable; however, we cannot guarantee the accuracy or completeness of such information.

         We also reviewed the economy in Workingmens' primary market area and compared the Bank's financial condition and operating results with that of selected publicly traded thrift institutions. We reviewed conditions in the securities markets in general and in the market for thrifts stocks in particular.

         Our appraisal is based on Workingmens' representation that the information contained in the Form AC and additional evidence furnished to us by the Bank and its independent auditors are truthful, accurate, and complete. We did not independently verify the financial statements and other information provided by Workingmens and its auditors, nor did we independently value the Bank's assets or liabilities. The valuation considers Workingmens only as a going concern and should not be considered an indication of its liquidation value.

         It is our opinion that, as of June 6, 1997, the estimated pro forma market value of Workingmens was $2,500,000, or 250,000 shares at $10.00 per share. The resultant valuation range was $2,125,000 at the minimum (212,500 shares at $10.00 per share) to $2,875,000 at the maximum (287,500 shares at $10.00 per share), based on a range of 15 percent below and above the midpoint valuation. The supermaximum was $3,306,250 (330,625 shares at $10.00 per share).

Board of Directors

June 6, 1997
Page 2


         Our valuation is not intended, and must not be construed, as a recommendation of any kind as to the advisability of purchasing shares of common stock in the conversion. Moreover, because such valuation is necessarily based upon estimates and projections of a number of matters, all of which are subject to change from time to time, no assurance can be given that persons who purchase shares of common stock in the conversion will thereafter be able to sell such shares at prices related to the foregoing estimate of the Bank's pro forma market value. F&C is not a seller of securities within the meaning of any federal or state securities laws and any report prepared by F&C shall not be used as an offer or solicitation with respect to the purchase or sale of any securities.

         Our opinion is based on circumstances as of the date hereof, including current conditions in the United States securities markets. Events occurring after the date hereof, including, but not limited to, changes affecting the United States securities markets and subsequent results of operations of Workingmens, could materially affect the assumptions used in preparing this appraisal.

         The valuation reported herein will be updated as provided in the OTS conversion regulations and guidelines. Any updates will consider, among other things, any developments or changes in Workingmens' financial performance and condition, management policies, and current conditions in the equity markets for thrift shares. Should any such new developments or changes be material, in our opinion, to the valuation of the shares, appropriate adjustments will be made to the estimated pro forma market value. The reasons for any such adjustments will be explained in detail at the time.

                                     Respectfully,
                                     FERGUSON & COMPANY



                                     /s/Robin L. Fussell
                                     Robin L. Fussell
                                     Principal

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FERGUSON & COMPANY
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                                TABLE OF CONTENTS


                          Workingmens Savings Bank, FSB


                            Pittsburgh, Pennsylvania


                                                                           PAGE
                                                                           ----

INTRODUCTION                                                                  1
SECTION I. - FINANCIAL CHARACTERISTICS                                        1
PAST & PROJECTED ECONOMIC CONDITIONS                                          1
FINANCIAL CONDITION OF INSTITUTION                                            2
         Balance Sheet Trends                                                 2

         Asset/Liability Management                                           2

         Income and Expense Trends                                            2

         Regulatory Capital Requirements                                      2

         Lending                                                              2

         Nonperforming Assets                                                 3

         Classified Assets                                                    3

         Loan Loss Allowance                                                  3

         Mortgage-Backed Securities and Investments                           3

         Savings Deposits                                                     3

         Borrowings                                                           4

         Subsidiaries                                                         4

         Legal Proceedings                                                    4
EARNINGS CAPACITY OF THE INSTITUTION                                          4
         Asset-Size-Efficiency of Asset Utilization                           4

         Intangible Values                                                    4

         Effect of Government Regulations                                     4

         Office Facilities                                                    5

SECTION II - MARKET AREA                                                      1
DEMOGRAPHICS                                                                  1

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                          TABLE OF CONTENTS - CONTINUED

                          Workingmens Savings Bank, FSB

                            Pittsburgh, Pennsylvania


                                                                           PAGE
                                                                           ----

SECTION III - COMPARISON WITH PUBLICLY TRADED THRIFTS                         1
COMPARATIVE DISCUSSION                                                        1

         Selection Criteria                                                   1

         Profitability                                                        2

         Balance Sheet Characteristics                                        2

         Risk Factors                                                         2

         Summary of Financial Comparison                                      3
FUTURE PLANS                                                                  3
SECTION IV - CORRELATION OF MARKET VALUE                                      1
MARKETABILITY & LIQUIDITY OF STOCK TO BE ISSUED                               1

         Financial Aspects                                                    1

         Market Area                                                          2

         Management                                                           2

         Dividends                                                            2

         Liquidity                                                            3

         Thrift Equity Market Conditions                                      3

PENNSYLVANIA ACQUISITIONS                                                     3

EFFECT OF INTEREST RATES ON THRIFT STOCK                                      3

         Adjustments Conclusion                                               6

         Valuation Approach                                                   6

         Valuation Conclusion                                                 7

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                          TABLE OF CONTENTS - CONTINUED


                          Workingmens Savings Bank, FSB


                            Pittsburgh, Pennsylvania




      TABLE
     NUMBER                  TABLE TITLE                                   PAGE
     ------                  -----------                                   ----
                   SECTION I  -  FINANCIAL CHARACTERISTICS

        1          Selected Financial Data                                   6
        2          Selected Financial Ratios                                 7
        3          Interest Rate Shock                                       8
        4          Capital Compliance                                        9
        5          Loan Portfolio Composition                                10
        6          Loan Maturities                                           11
        7          Loan Origination, Purchase, and Repayment Activity        12
        8          Average Balances, Rates, and Yields                       13
        9          Rate/Volume Analysis                                      15
       10          Loan Delinquencies at March 31, 1997                      16
       11          Non-Performing Assets                                     17
       12          Analysis of the Allowance for Loan Losses                 18
       13          Allocation of the Allowance for Loan Losses               19
       14          Investments                                               20
       15          Investment Maturities                                     21
       16          Deposit Portfolio                                         22
       17          Time Deposits by Rate                                     22
       18          Savings Flows                                             23
       19          Time Deposit Maturities                                   23
       20          Jumbo CD Maturities                                       23
       21          Borrowings                                                24
       22          Offices                                                   24

                   SECTION II  -  MARKET AREA

        1          Demographic Trends                                        3
        2          Percent Employment by Industry                            4
        3          Market Area Deposits                                      5
        4          Summary of Building Permits                               6

                   SECTION III - COMPARISON WITH PUBLICLY
                   TRADED THRIFTS
        1          Comparatives General                                      4
        2          Key Financial Indicators                                  5
        3          Pro Forma Comparisons                                     6

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FERGUSON & COMPANY
------------------

                          TABLE OF CONTENTS - CONTINUED

                          Workingmens Savings Bank, FSB

                            Pittsburgh, Pennsylvania

      TABLE
     NUMBER                    TABLE TITLE                               PAGE
     ------                    -----------                               ----

                   SECTION IV  - CORRELATION OF MARKET VALUE
        1          Appraisal Earnings Adjustments                          2
        2          Pennsylvania Acquisitions                               8
        3          Recent Conversions                                      11
        4          Recent Pink Sheet Conversions                           14
        4          Comparison of Pricing Ratios                            17

     FIGURE
     NUMBER                                        LIST OF FIGURES
     ------                                        ---------------

                                                                         PAGE
                                                                         ----
                   SECTION IV  -  CORRELATION OF MARKET VALUE

        1          SNL Index                                               18
        2          Interest Rates                                          19

                                  EXHIBIT TITLE
                                  -------------
Exhibit I - Ferguson  & Company  Qualifications
Exhibit  II - Selected  Region, State, and Comparatives  Information
Exhibit III - Workingmens Savings Bank, FSB TAFS Report
Exhibit IV - Comparative Group TAFS and BankSource Reports
Exhibit V - Selected  Publicly  Traded Thrifts
Exhibit VI - Comparative  Group  Selection
Exhibit VII - Pro Forma Calculations
         Pro Forma Assumptions
         Pro Forma Effect of Conversion Proceeds At the Minimum of the Range
         Pro Forma  Effect of  Conversion  Proceeds At the Midpoint of the Range
         Pro Forma  Effect of  Conversion  Proceeds  At the Maximum of the Range
         Pro Forma Effect of Conversion Proceeds At the SuperMax of the Range Pro Forma Analysis Sheet

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                                    SECTION I
                            FINANCIAL CHARACTERISTICS

FERGUSON & COMPANY                                                   Section I.
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                                  INTRODUCTION

         Workingmens Savings bank, FSB ("Workingmens" or "Bank") is a federally chartered, federally insured mutual savings bank located in Pittsburgh (Allegheny County), Pennsylvania. It was chartered in 1881 as Workingmens Premium and Loan Bank of Allegheny County. In May 1997, it adopted a plan to convert to a stock savings bank, via a standard mutual to stock conversion.

         At March 31, 1997, Workingmens had total assets of $33.1 million, loans of $14.1 million, mortgage-backed securities of $2.2 million, interest-bearing deposits in other banks of $1.2 million, investment securities of $13.6 million, deposits of $27.9 million, borrowings of $3.0 million, and net worth of $2.0 million, or 6.1% of assets.

         The bank has two offices, which are located in Pittsburgh (Allegheny County), Pennsylvania. Pennsylvania is in the northeastern portion of the United States. Pittsburgh is located in the southwestern portion of Pennsylvania.

         Workingmens is a traditional thrift with significant emphasis on passive investments. It invests primarily in (1) 1-4 family loans, (2) consumer loans, (3) commercial and multi family real estate loans, (4) mortgage backed securities, (5) investment securities, and (6) temporary cash investments. It is funded principally by savings deposits and existing net worth. It has utilized minor amounts of borrowings recently.

         The Bank offers a full spectrum of real estate loan products to accommodate its customer base and single family loans dominate the Bank's loan portfolio. At March 31, 1997, loans on 1-4 family dwellings made up 32.0% of total assets and 73.9% of the loan portfolio. Consumer loans were 10.5% of the loan portfolio and multi family loans were 11.2% of the loan portfolio. Mortgage backed securities made up 6.5% of total assets. Cash and investment securities made up 41.6% of Workingmens' assets at March 31, 1997.

         Workingmens had $776,000 in non-performing assets at March 31, 1997, as compared to $727,000 at June 30, 1996, and $823,000 at June 30, 1995.

         Savings deposits increased $2.1 million during the period from June 30, 1995, to March 31, 1997, a compound annual growth rate of 4.53%. Savings increased $2.4 million (9.22%) from June 30, 1995, to June 30, 1996, and decreased $297 thousand (1.05%) from June 30, 1996, to March 31, 1997. Workingmens has not relied extensively on borrowings during recent years. It had $3.0 million in borrowings at March 31, 1997, and none at June 30, 1996 and 1995.

         The Bank's capital to assets ratio has declined during the period of one year and nine months ending March 31, 1997. Equity capital, as a percentage of assets, has decreased from 7.43% at June 30, 1995, to 6.10% at March 31, 1997. The compound annual asset growth rate was 9.41% during the period, while the compound annual rate of decline for equity was 2.23%.

         Workingmens' profitability, as measured by return on average assets ("ROAA"), has been at or below its peer group average of thrifts filing TFR's with the OTS, consisting of OTS supervised thrifts with assets between $25 million and $50 million. For the years ending December 31, 1993, 1994, 1995, and 1996, Workingmens ranked in the 44th, 24th, 23rd, and 22nd percentile, respectively, in ROAA, based on information derived from the TAFS thrift database published by Sheshunoff Information Services Inc. (See Exhibit III, page 2). In return on equity for the same periods, Workingmens ranked in the 66th, 37th, 33rd, and 22nd percentile, respectively.

                          I. FINANCIAL CHARACTERISTICS

PAST & PROJECTED ECONOMIC CONDITIONS

         Fluctuations in thrift earnings in recent years have occurred within the time frames as a result of changing temporary trends in interest rates and other economic factors. However, the year-to-year results have been upward while the general trends in the thrift industry have been improving as interest rates declined. Interest rates began a general upward movement during late 1993, followed by a decline in interest margins and profitability. Rates began a general decline in mid 1995 and then leveled off on the short end and increased on the long end. Workingmens' spread was 2.61% for the year ended June 30, 1995 and 2.61$ for the year ended June 30, 1996. It increased to 2.92%

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FERGUSON & COMPANY                                                   Section I.
------------------                                                   ----------

for the nine months ended March 31, 1997 principally because of increasing the lives of investments combined with a decline in the cost of funds.

         The thrift industry generally is better equipped to cope with changing interest rates than it was in the past, and investors have recognized the demonstrated ability of the thrift industry to maintain interest margins in spite of rising interest rates. However, rate increases and the shortening of the time elapsed between increases during 1994 placed pressure on portfolio managers to shorten maturities, which negatively impacts the future earnings of financial institutions. Workingmens has a much higher exposure to interest rate risk than the thrift industry in general.

FINANCIAL CONDITION OF INSTITUTION

Balance Sheet Trends

         As Table I.1 shows, Workingmens experienced healthy growth in assets during the period of one year and nine months ending March 31, 1997. Assets increased $4.85 million, or 17.1% during the period. Loans increased $1.3 million, or 10.4%. Mortgage-backed securities, interest-earning cash, and investments securities combined increased $2.4 million, or 16.4% during the period. Savings deposits increased by $2.1 million, or 8.1%. Equity decreased $81 thousand, or 3.9%.

Asset/Liability Management

         Managing interest rate risk is a major component of the strategy used in operating a thrift. Most of a thrift's interest earning assets are long-term, while most of the interest bearing liabilities have short to intermediate terms to contractual maturity. To compensate, asset/liability management techniques include (1) making long term loans with interest rates that adjust to market periodically, (2) investing in assets with shorter terms to maturity, (3) lengthening the terms to maturities of savings deposits, and (4) seeking to employ any combination of the aforementioned techniques artificially through the use of synthetic hedge instruments. Table I.3 provides rate shock information at varying levels of interest rate change. The Bank has significant exposure to interest rate increases, but its exposure will be reduced through the equity raised in the conversion.

         Workingmens' basic approach to interest rate risk management has been to emphasize shorter term mortgage loans, and short and intermediate term liquid investments. During 1997, in an effort to increase yields, the Bank lengthened it investment portfolio, thereby significantly increasing its interest rate risk exposure. Workingmens currently is not utilizing synthetic hedge instruments and has not used borrowings extensively in recent years. Workingmens' business plan calls for a continuation of these strategies.

Income and Expense Trends

         Workingmens was profitable for the two fiscal years ended June 30, 1996, but incurred a loss for the nine months ended March 31, 1997. Fluctuations in income over the period have resulted principally from (1) changes in non-interest expense, principally the SAIF assessment of approximately $161,000 and (2) significant additions to the loan loss allowance, both during the nine months ended March 31, 1997.

         Net interest income increased in the year ended June 30, 1996, and the nine months ended March 31, 1997, principally as a result of growth.

Regulatory Capital Requirements

         As Table I.4 demonstrates, Workingmens meets all regulatory capital requirements, and meets the regulatory definition of a "Well Capitalized" institution. Moreover, the additional capital raised in the stock conversion will add to the existing capital cushion.

Lending

         Table I.5 provides an analysis of the Bank's loan portfolio by type of loan and security. This analysis shows that, from June 30, 1995, through March 31, 1997, Workingmens' loan composition has been dominated by 1-4 family dwelling loans. The portfolio has shifted slightly, however, from real estate loans to consumer loans. Table I.6 provides information on loan maturities and repricing opportunities at March 31, 1997. The schedule shows that, at

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FERGUSON & COMPANY                                                   Section I.
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that date,  approximately  83% of the  portfolio was scheduled to mature in more than five years and 63% was scheduled to mature in more than ten years.

         Table I.7 provides information with respect to loan originations and repayments. It indicates the years ended June 30, 1996 and 1995 were slow growth years and the June 30, 1997 year has started out slowly.

         Table I.8 provides rates, yields, and average balances for each of the two years ended June 30, 1996 and the nine months ended March 31, 1997 and 1996. Interest rates earned on interest-earning assets increased from 6.82% in 1995 to 7.25% in 1996, and 7.39% for the nine months ended March 31, 1997. Interest rates paid on interest-bearing liabilities increased from 4.21% in 1995 to 4.66% in 1996, and decreased to 4.47% for the nine months ended March 31, 1997. Workingmens' spread decreased from 2.61% in 1995 to 2.59% in 1996, and increased to 2.92% for the nine months ended March 31, 1997.

         Table I.9 provides a rate volume analysis, measuring differences in interest earning assets and interest costing liabilities and the interest rates thereon during the years ended June 30, 1995 versus 1996, and the period of nine months ended March 31, 1996 versus 1997. The table shows that most of the increase in net interest income for the periods presented resulted from rate changes, though changing volumes were significant for the 1996 versus 1997 nine month comparison.

Non-performing Assets

         As shown in Table I.10, the Bank had $770,000 in loans that were over 90 days delinquent at March 31, 1997. The Bank had ceased to accrue interest on these loans at March 31, 1997, and reversed approximately $71,000 of previously accrued interest. As shown in Table I.11, Workingmens had $727 thousand in nonperforming assets at June 30, 1996, and $823 thousand at June 30, 1995.

Classified Assets

         Workingmens had $1.44 million in classified assets at March 31, 1997. The assets were classified as follows: Doubtful--$22,000; substandard--$776,000; and special mention--$637.000. The Bank had a loan loss allowance of $201,000, or 14.0% of classified assets at March 31, 1997.

Loan Loss Allowance

         Table I.12 provides an analysis of Workingmens' loan loss allowance. Table I.13 shows the allocation of the loan loss allowance among the various loan categories as of June 30, 1995 and 1996, and March 31, 1997.

Mortgage-Backed Securities and Investments

         Table I.14 provides a breakdown of investments as of June 30, 1995 and 1996, and March 31, 1997. Table I.15 provides maturity information for investments as of June 30, 1995 and 1996, and March 31, 1997.

Savings Deposits

         At March 31, 1997, Workingmens' deposit portfolio was composed as follows: Non-interest bearing DDA's--$1.493 million or 5.36%; passbook accounts--$10.130 million or 36.36%; and certificate accounts--$16.237 million or 58.28% (see Table I.16). Table I.17 provides a break down of time deposits by rate ranges as of June 30, 1995 and 1996, and March 31, 1997. Table I.18 provides savings flow information for the years ended June 30, 1995 and 1996, and the period of nine months ended March 31, 1997. It shows that the bank experienced healthy deposit growth rates for the years ended June 30, 1995 and 1996, but experienced a decline in deposits for the period of nine months ended March 31, 1997. Table I.19 provides maturity information by rate ranges for time deposits as of March 31, 1997. It shows that 66.33% of all time deposits mature within one year and 83.6% mature within two years.

         Workingmens is not overly dependent on jumbo certificates of deposit. March 31, 1997, the Bank had $1.600 million in certificates that were issued for $100 thousand or more, or 5.74% of its total deposits (see Table I.20).

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FERGUSON & COMPANY                                                   Section I.
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Borrowings

         Workingmens has had only minor borrowings in recent years. Table I.21 provides information on borrowings from the Federal Home Loan Bank as of March 31, 1997.

Subsidiaries

         Workingmens has one inactive subsidiary.

Legal Proceedings

         From time to time, Workingmens becomes involved in legal proceedings principally related to the enforcement of its security interest in real estate loans. In the opinion of Management of the Bank, no legal proceedings are in process or pending that would have a material effect on Workingmens' financial position, results of operations, or liquidity.

EARNINGS CAPACITY OF THE INSTITUTION

         As in any interest sensitive industry, the future earnings capacity of Workingmens will be affected by the interest rate environment. Historically, the thrift industry has performed at less profitable levels in periods of rising interest rates. This performance is due principally to the general composition of the assets and the limited repricing opportunities afforded even the adjustable rate loans. The converse earnings situation (falling rates) does not afford the same degree of profitability potential for thrifts due to the tendency of borrowers to refinance both high rate fixed rate loans and adjustable loans as rates decline.

         Workingmens is no exception to the aforementioned phenomenon. With its current asset and liability structure, however, its exposure to rising interest rates is significant.

         The addition of capital through the conversion will allow Workingmens to grow. As growth is attained, the leverage of that new capital should, from a ratio of expenses to total assets standpoint, reduce the operating expense ratio. However, growth and additional leverage will likely be moderate and well controlled to maintain the current risk levels inherent in the Bank's asset base.

Asset-Size-Efficiency of Asset Utilization

         At its current size and in its current asset configuration, Workingmens is a moderately efficient operation. With total assets of approximately $33.1 million, Workingmens has 11 full time equivalent employees. Workingmens is inefficient with respect to utilization of its premises. The Bank built a new branch office in late 1995, and it must grow to absorb fully the occupancy costs associated with the new facility.

Intangible Values

         Workingmens' greatest intangible value lies in its loyal deposit base. Workingmens has a 116 year history of sound operations, controlled growth, and consistent earnings. At June 30, 1996, the Bank had 2.39% of the deposit market in its area (up from 1.98% at June 30, 1994), and it has the ability to increase market share. Workingmens has enjoyed deposit growth at the expense of local competing commercial banks, principally as a result of superior service.

         Workingmens  has  no  significant   intangible  values  that  could  be
attributed to unrecognized asset gains on investments and real estate.

Effect of Government Regulations


         Workingmens' business plan calls for little change in its strategies. Government regulations will have the greatest impact in the area of cost of compliance and reporting. The conversion will create an additional layer of regulations and reporting and thereby increase the cost to the Bank.

FERGUSON & COMPANY                                                   Section I.
------------------                                                   ----------

Office Facilities

         Workingmens' main office is a well maintained facility that was built by the Bank in 1975. It has no drive-up or ATM services. Its branch building was built in 1995 and has all of the modern banking conveniences, including ATM services and safe deposit boxes. Table I.22 provides information on Workingmens' offices. The facilities are adequate for the convenience and needs of the Bank's customer base.

FERGUSON & COMPANY                                                   Section I.
------------------                                                   ----------

                       Table I.1 - Selected Financial Data

                                            At                        Compound
                                          March 31,   At June 30,     Growth
                                       ----------- ------------------
                                           1997      1996     1995      Rate
                                           ----      ----     ----      ----
                                                         ($000's)
Selected Financial Condition Data:
----------------------------------
Total assets                              33,127   30,579   28,282     9.41%
Loans receivable, net                     14,125   13,629   12,798     5.78%
Mortgage-backed securities and CMO's       2,156    2,505    2,506    -8.27%
Interest bearing deposits                  1,202      985    4,218   -52.81%
Investment securities                     13,591   11,598    7,837    36.31%
Savings deposits                          27,860   28,157   25,779     4.53%
Borrowings                                 3,000        -        -       NM
Equity -  substantially restricted         2,020    2,091    2,101    -2.23%


                                    Nine Months Ended
                                        March 31,        Year Ended June 30,
                                   -------------------- --------------------
                                       1997       1996      1996     1995
                                       ----       ----      ----     ----
                                                             ($000's)
Selected Operations Data:
-------------------------
Interest income                        1,675     1,528      2,053    1,805
Interest expense                         990       940      1,257    1,039
                                   -------------------- ------------------
            Net interest income          685       588        796      766
Provision for loan losses                128        13         35       19
                                   -------------------- ------------------
      Net interest income after
      provision for loan losses          557       575        761      747
                                   -------------------- ------------------
Noninterest income                        67        65         82      114
                                   -------------------- ------------------
                      Sub-total          624       640        843      861
                                   -------------------- ------------------
Noninterest expense                      776       603        798      700
                                   -------------------- ------------------
     Income (loss) before taxes         (152)       37         45      161
Income tax expense (benefit)             (77)        6         10       11
Extraordinary income                       -         -          -        -
                                   ==================== ==================
              Net income (loss)          (75)       31         35      150
                                   ==================== ==================

                                       6
Source:  Offering Circular, F&C calculations

FERGUSON & COMPANY                                                   Section I.
------------------                                                   ----------

                      Table I.2 - Selected Financial Ratios

                                               At or for the Nine Months       At or For the Year
                                                    Ended March 31,               Ended June 30,
                                                ------------------------     -------------------------
                                                     1997        1996          1996         1995
                                                     ----        ----          ----         ----
Performance Ratios:
-------------------
Return on assets (ratio of net earnings
  to average total assets)                          -0.32%       0.14%         0.12%        0.55%
Return on equity (ratio of  net earnings
   to average equity)                               -4.88%       1.96%         1.65%        7.42%
Ratio of average interest-earning assets to
   average interest-bearing liabilities            102.43%     104.71%       104.98%      107.20%
Ratio of net interest income, after provision
  for loan losses, to noninterest expense           71.85%      95.20%        95.38%      106.77%
Net interest rate spread                             2.92%       2.57%         2.59%        2.61%
Net yield on average interest-earning assets         3.02%       2.78%         2.81%        2.90%

Quality Ratios:
---------------
Non-performing assets to total assets
  at end of period                                   2.34%       2.31%         2.38%        2.91%
Allowance for loan losses to non-performing
 loans at end of period                             25.86%       8.97%        10.41%       12.33%
Allowance for loan losses to total loans, net        1.40%       0.48%         0.55%        0.69%

Capital Ratios:
---------------
Equity to total assets at end of period              6.10%       6.82%         6.84%        7.43%
Average equity to average assets                     6.45%       7.12%         7.12%        7.48%

                                       7
Source:  Offering Circular, F&C calculations

FERGUSON & COMPANY                                                  Section I.
------------------                                                  ----------
                       Table I.3 - Interest Rate Shock

                                         Net Portfolio Value
                                            March 31, 1997
                       ---------------------------------------------------------
                                            Estimated
                                             NPV as a
           Change        Estimated            Percent
          in Rates          NPV             of Assets      $ Change   % Change
---------------------- ---------------  ----------------- ----------  --------
                                    ($000's)

+400 bp                 $      475           7.03%        (2,408)       -84%
+300 bp                      1,061           7.75%        (1,822)       -63%
+200 bp                      1,658           8.36%        (1,225)       -42%
+100 bp                      2,267           8.78%          (616)       -21%
       0 bp                  2,883           8.98%             -          -
 --100 bp                    3,437           8.97%           554         19%
 --200 bp                    3,938           8.93%         1,055         37%
 --300 bp                    4,664           9.05%         1,781         62%
 --400 bp                    5,446           9.26%         2,563         89%

Source:  Report prepared by G&R Investment Consultants, Inc.

FERGUSON & COMPANY                                                  Section I.
------------------                                                  ----------

                         Table I.4 - Capital Compliance

                                                                         March 31, 1997
                                                          ------------------------------------
                                                                       Amount         Percent
                                                                      ($000's)       of Assets
                                                          --------------------    ------------

Capital under generally accepted accounting principals                  2,020            6.10%
                                                          ====================    ============

Tangible capital                                                        2,057            6.20%
Tangible capital requirement                                              497            1.50%
                                                          ====================    ============
             Excess                                                     1,560            4.70%
                                                          ====================    ============

Core capital                                                            2,057            6.20%
Core capital requirement                                                  995            3.00%
                                                          ====================    ============
             Excess                                                     1,062            3.20%
                                                          ====================    ============

Total regulatory capital                                                2,229           16.23%
Risk-based capital requirement                                          1,099            8.00%
                                                          ====================    ============
             Excess                                                     1,130            8.23%
                                                          ====================    ============

                                       9
Source:  Offering circular

FERGUSON & COMPANY
                            Table I.5 - Loan Portfolio Composition

                                         At March 31,                   At June 30,
                                  ---------------------  --------------------------------------------
                                           1997                  1996                   1995
                                  ---------------------  ---------------------  ---------------------
                                     Amount    Percent    Amount     Percent    Amount    Percent
                                    ------     -------    ------     -------    ------    -------
                                                               ($000's)

Mortgage Loans:
  1-4 family                        10,596       73.9%    10,022       73.1%     9,708       75.8%
  Multi family                       1,608       11.2%     1,811       13.2%     1,220        9.5%
  Non-residential                      619        4.3%       666        4.9%       765        6.0%
  Other                                  4        0.0%         6        0.0%        26        0.2
                                    ------      -----     ------      -----     ------      -----
        Total real estate loans     12,827       89.5%    12,505       91.2%    11,719       91.5%
                                    ------      -----     ------      -----     ------      -----
Other Loans:
  Home equity and second mortgage    1,109        7.7%       856        6.2%       817        6.4%
  Deposit                              154        1.1%       172        1.3%       151        1.2%
  Other                                246        1.7%       185        1.3%       127        1.0%
                                    ------      -----     ------      -----     ------      -----
        Total consumer loans         1,509       10.5%     1,213        8.8%     1,095        8.5%
                                    ------      -----     ------      -----     ------      -----

Total loans                         14,336      100.0%    13,718      100.0%    12,814      100.0%
                                    ------      =====     ------      =====     ------      =====

Less:
  Deferred fees and discounts           10                    13                    28
  Allowance for losses                 201                    76                    89
                                    ------                ------                ------
Loan portfolio, net                 14,125                13,629                12,697
                                    ======                ======                ======

                                       10
Source:  Offering Circular

FERGUSON & COMPANY                                                   Section I.
------------------                                                   ---------
Table I.6 - Loan Maturities

"The following table sets forth certain information at March 31, 1997, regarding the amount of loans maturing in "the loan portfolio, based on contractual terms to maturity. Adjustable rate loans are shown as maturing in the period in which the rate adjusts.


                            Under     One to      Three to   Over Five to    Over
                           One Year Three Years  Five Years   Ten Years    Ten Years   Total
                           --------------------  ----------   ---------    ---------   -----
                                                      ($000's)
Mortgage loans
  1-4 family                   93      234            995        2,006        7,268   10,596
  Multi family                 15       18            221          329        1,644    2,227
  Commercial                    -        4              -            -            -        4
Home equity and 2nd mtgs      255       93            252          509            -    1,109
Other consumer                  5       87            154            -          154      400
                              ---      ---          -----        -----        -----   ------

             Total            368      436          1,622        2,844        9,066   14,336
                              ===      ===          =====        =====        =====   ======


The following table sets forth the dollar amount of all loans for which final payment is not due "until after March 31, 1998. The Bank had no adjustable rate loans."

                               Fixed Rate
                                 Loans
                               ----------
                                ($000's)

Real estate loans:
  1-4 family                      10,503
  Multi family                     2,212
  Other real estate                    4
Home equity and 2nd mtgs.            854
Other consumer                       395
                                  ------
         Total                    13,968
                                  ======

Source: Offering Circular

FERGUSON & COMPANY                                                    Section I.
------------------                                                    ---------
         Table I.7 - Loan Origination, Purchase, and Repayment Activity

                                                           Nine Months
                                                              Ended
                                                             March 31,            Year Ended June 30,
                                                        -----------------  ------------------------------
                                                               1997            1996            1995
                                                               ----            ----            ----
                                                                             ($000's)

Originations by type:
---------------------
Real estate:
  One- to four-family                                          1,696           2,037           1,134
  Multi family                                                  --               184             200
  Commercial                                                      40              30              68
Other:
  Home equity and 2nd mortgages                                  586             477             738
  Other consumer                                                 163             166             129
                                                              ------          ------          ------
     Total loans originated                                    2,485           2,894           2,269
                                                              ------          ------          ------

Purchases:
  Participations, one- to four-family                             36               7             100
                                                              ------          ------          ------
     Total loans originated and purchases                      2,521           2,901           2,369
                                                              ------          ------          ------

Loan repayments:                                               1,913           2,098           2,244
                                                              ------          ------          ------


           Net increase (decrease) in loans receivable, net      608             803             125
                                                              ------          ------          ------

Total gross loans receivable at beginning of period           13,718          12,915          12,790
                                                              ------          ------          ------

Total gross loans receivable at end of period                 14,326          13,718          12,915
                                                              ======          ======          ======


                                       12
Source: Offering Circular

FERGUSON & COMPANY                                                  Section I.
------------------                                                  -----------
                Table I.8 - Average Balances, Rates, and Yields


                                                         Nine Months Ended March 31,
                                  ------------------------------------------------------------------------
                                                 1997                                 1996
                                  -----------------------------------  -----------------------------------
                                    Average     Interest                 Average     Interest
                                  Outstanding   Earned/    Average     Outstanding   Earned/    Average
                                    Balance       Paid    Yield/Rate     Balance       Paid    Yield/Rate
                                  -----------------------------------  -----------------------------------
                                               ($000's)
Interest-earning assets:
------------------------
 Loans                              14,015         861       8.19%        13,068        832       8.49%

 Investment securities              14,973         747       6.65%        11,650        569       6.51%

 Other interest-earning assets       1,237          67       7.22%         3,493        127       4.85%
                                   ------------------------------       ------------------------------
Total interest-earning assets       30,225       1,675       7.39%        28,211      1,528       7.22%
                                   ------------------------------       ------------------------------
Non-interest earning assets          1,628                                 1,136
                                   =======                              ========
Total assets                        31,853                                29,347
                                   =======                              ========

Interest-bearing liabilities:
-----------------------------
 NOW accounts                        1,467            -       0.00%       1,336           -      0.00%

 Passbook and club accounts         10,064          240       3.18%      10,032         249      3.31%

 Certificates of deposit            16,477          695       5.62%      15,575         691      5.92%

 Borrowings                          1,500           55       4.89%           -           -      0.00%
                                   ------------------------------       ------------------------------
Total interest-bearing liabilities  29,508          990       4.47%      26,943         940      4.65%
                                   ------------------------------       ------------------------------

Non-interest bearing liabilities       290                                  316
                                   -------                              -------
Total liabilities                   29,798                               27,259

Equity                               2,055                                2,088
                                   -------                              -------
Total liabilities and equity        31,853                               29,347
                                   =======                              =======

Net interest income                                 685                                 588
                                                  =====                               =====
Net interest rate spread                                      2.92%                              2.57%
                                                            ======                             ======
Net average earning assets             717                                1,268
                                   =======                               ======
Net interest margin                                           3.02%                              2.78%
                                                            ======                             ======
Average interest-earning assets to
 average interest-bearing liabilities            102.43%                             104.71%
                                                 ======                              ======

                                       13
Source:  Offering Circular

FERGUSON & COMPANY                                                  Section I.
------------------                                                  -----------
                Table I-8 - Average Balances, Rates, and Yields


                                                             Year Ended June 30,
                                  ------------------------------------------------------------------------
                                                 1996                                 1995
                                  -----------------------------------  -----------------------------------
                                    Average     Interest                 Average     Interest
                                  Outstanding   Earned/    Average     Outstanding   Earned/    Average
                                    Balance       Paid    Yield/Rate     Balance       Paid    Yield/Rate
                                  -----------------------------------  -----------------------------------
                                               ($000's)
Interest-earning assets:
------------------------
 Loans                              13,296       1,123       8.45%        12,821      1,081       8.43%

 Investment securities              12,276         781       6.36%        11,152        642       5.76%

 Other interest-earning assets       2,738         149       5.44%         2,482         82       3.30%
                                   ------------------------------       ------------------------------
Total interest-earning assets       28,310       2,053       7.25%        26,455      1,805       6.82%
                                   ------------------------------       ------------------------------
Non-interest earning assets          1,121                                   620
                                   =======                              ========
Total assets                        29,431                                27,075
                                   =======                              ========

Interest-bearing liabilities:
-----------------------------
 NOW accounts                        1,344            -       0.00%       1,353           7      0.52%

 Passbook and club accounts         10,034          328       3.27%      11,203         397      3.54%

 Certificates of deposit            15,590          928       5.95%      12,122         635      5.24%

 Borrowings                              -            -       0.00%           -           -         -%
                                   ------------------------------       ------------------------------
Total interest-bearing liabilities  26,968        1,256       4.66%      24,678       1,039      4.21%
                                   ------------------------------       ------------------------------

Non-interest bearing liabilities       367                                  373
                                   -------                              -------
Total liabilities                   27,335                               25,051

Equity                               2,096                                2,024
                                   -------                              -------
Total liabilities and equity        29,431                               27,075
                                   =======                              =======

Net interest income                                 797                                 766
                                                  =====                               =====
Net interest rate spread                                      2.59%                              2.61%
                                                            ======                             ======
Net average earning assets           1,342                                1,777
                                   =======                               ======
Net interest margin                                           2.82%                              2.90%
                                                            ======                             ======
Average interest-earning assets to
 average interest-bearing liabilities            104.98%                             107.20%
                                                 ======                              ======

                                       14
Source:  Offering Circular

FERGUSON & COMPANY                                                  Section I.
------------------                                                  -----------
                   Table I.9 - Rate/Volume Analysis Section I.


                                       Nine Months Ended March 31,       Year Ended June 30,
                                             1997 vs. 1996                1996 vs. 1995
                                 --------------------------------- ---------------------------
                                            Increase                       Increase
                                            (Decrease)                     (Decrease)
                                              Due to                         Due to
                                 --------------------------------- ---------------------------
                                                          Total                          Total
                                                  Rate/  Increase                Rate/  Increase
                                 Volume   Rate   Volume (Decrease) Volume  Rate Volume (Decrease)
                                 ------   ----   ------ ---------- ------  ---- ------ ----------
                                                                   ($000's)
Interest-earning assets:

 Loans                              60     (29)     (2)     29      40       2    --       42

 Investment securities             162      12       4     178      65      67       7    139

 Other                             (82)     63     (41)    (60)      8      53       6     67
                                  ------------------------------  ----------------------------

         Total interest-earning
         assets                    140      46     (39)    147     113     122      13    248
                                  ==============================  ============================



Interest-bearing liabilities:

 Passbook and club accounts          1     (10)   --        (9)    (42)    (37)      3    (76)

 Certificates of deposit            40     (34)     (2)      4     181      87      25    293

 Borrowings                         55    --      --        55    --      --      --     --
                                  ------------------------------  ----------------------------
         Total interest-bearing
         liabilities                96     (44)     (2)     50     139      50      28    217
                                  ==============================  ============================

         Increase (decrease) in
         net interest income                                97                             31
                                                        ========                       ======





Source:  Offering Circular                                           15

FERGUSON & COMPANY                                                  Section I.
------------------                                                  -----------

                        Table I.10 - Loan Delinquencies at March 31, 1997



                          -------------------------------------  -----------------  ------------------------
                              30-89 Days       90 Days & Over     Nonaccrual (1)             Total
                          ----------------  -------------------  -----------------  ------------------------
                                  Percent            Percent             Percent                 Percent
                                  of Gross           of Gross            of Gross               of Gross
                          Amount   Loans      Amount  Loans      Amount   Loans      Amount       Loans
                          ------   -----      ------  -----      ------   -----      ------       -----
                                                                    ($000's)
Real Estate:
  1-4 family                 37     0.26%       762    5.32%      762      5.32%       799        5.57%
Consumer                      -     0.00%         4    0.03%        4      0.03%         4        0.03%
Commercial business           -     0.00%         4    0.03%        4      0.03%         4        0.03%
                         -----------------  ----------------     ---------------     -----------------

          Total              37     0.26%       770    5.37%      770      5.37%       807        5.63%
                         =================  ===============      =======  ======     =================

(1) Interest income is recognized on these loans only to the extent that interest is collected in cash. At March 31, 1997, approximately $71,000 of the accrued interest on these loans had been reversed.


                                       16
Source:  March 31, 1997 TFR

FERGUSON & COMPANY                                                  Section I.
------------------                                                  -----------


                                    Table I.11 - Non-Performing Assets

The table below sets forth the amounts and categories of non-performing assets. Loans are placed on non-accrual status when the collection of principal or interest becomes doubtful.

                                                   March 31,                       June 30,
                                               -------------------  ----------------------------------------
                                                      1997                 1996                1995
                                                      ----                 ----                ----
                                                     ($000's)
Non-accruing loans:
Real estate:
  One- to four-family                                  769                  696                  701
  Other mortgage                                         4                    1                    8
Consumer:
  Home equity and 2nd mortgage                           -                   30                   13
  Other consumer                                         3                    -                    -
                                                ------------------  ----------------------------------------

     Total                                             776                  727                  722
                                                ------------------  ----------------------------------------

Accruing loans delinquent 90 days or more                -                    -                    -
                                                ------------------  ----------------------------------------
               Total non-performing loans              776                  727                  722
                                                ------------------  ----------------------------------------

Foreclosed assets                                        -                    -                  101
                                                ------------------  ----------------------------------------

Total non-performing assets                            776                  727                  823
                                                ==================  ========================================

Total non-performing loans as a
  percentage of total net loans                       5.46%                5.33%                6.43%
                                                ==================  ========================================

Total non-performing assets as a
  percentage of total assets                          2.34%                2.31%                2.38%
                                                ==================  ========================================

                                       17
Source: Offering Circular

FERGUSON & COMPANY                                                  Section I.
------------------                                                  -----------


                Table I.12 - Analysis of the Allowance for Loan Losses


                                                    Two Months
                                                       ended
                                                      March 31,      Year ended June 30,
                                                  --------------   ----------------------
                                                         1997            1996      1995
                                                         ----            ----      ----
                                                                     ($000's)

Balance at beginning of period                             76              89      114
                                                          ---             ---      ---

Net charge-offs:
One- to four-family                                         -              46       25
Consumer                                                    -              -        -
Commercial business                                         3               2       19
                                                          ---             ---      ---
                                                                                   ---
                                                            3              48       44
                                                          ---             ---      ---

Additions charged to operations                           128              35       19
                                                          ---             ---      ---
Balance at end of period                                  201              76       89
                                                          ===             ===      ===

Allowance for loan losses to total
  loans at end of period                                  1.40%           0.55%    0.69%
                                                          ===             ===      ===

Net loans charged off as a percent of average
  loans outstanding                                       0.02%           0.36%    0.35%
                                                          ===             ===      ===

                                       18
Source: Offering Circular

FERGUSON & COMPANY                                                  Section I.
------------------                                                  -----------

              Table I.13 - Allocation of Allowance for Loan Losses

                                     At March 31,                                             At June 30,
                           ---------------------------------  ----------------------------------------------------------------------
                                        1997                                  1996                                1995
                           ---------------------------------  -------------------------------------   ------------------------------
                                               Percent                                 Percent                          Percent
                                               of Loans                               of Loans                         of Loans
                                               in Each                                 in Each                          in Each
                              Amount of        Category            Amount of          Category          Amount of      Category
                              Loan Loss        to Gross            Loan Loss          to Gross          Loan Loss      to Gross
                              Allowance         Loans              Allowance            Loans           Allowance        Loans
                              ---------         -----              ---------            -----           ---------        -----
                                                                                            ($000's)

Real estate:
  1-4 family                     177             73.9%                   46             73.1%               70           75.8%
  Multi family                     8             11.2%                    9             13.2%                8            9.5%
  Commercial                      14              4.3%                   18              4.9%                8            6.2%
Consumer                           2             10.5%                    3              8.8%                3            8.5%
                           ---------------------------------  -------------------------------------   ------------------------------

                                 201             100.0%                  76            100.0%               89          100.0%
                           =================================  =====================================   ==============================

FERGUSON & COMPANY                                                  Section I.
------------------                                                  -----------

                            Table I.14 - Investments

                                  March 31,                          June 30,
                             ---------------------  -------------------------------------------
                               1997                   1996                  1995
                             ---------------------  --------------------  ---------------------

                              Carrying     % of      Carrying    % of      Carrying    % of
                               Value      Total      Value      Total      Value       Total
                               -----      -----      -----      -----      -----       -----
                                                         ($000's)
AVAILABLE FOR SALE:
Equity Securities:
  FHLMC stock                      251          9.1%     255          7.7%     263          18.8%
Mortgage-backed securities:
  FHLMC                             96          3.5%     235          7.1%     150          10.7%
  GNMA                           1,425         51.7%   1,589         47.9%       -           0.0%
  FNMA                             465         16.9%     480         14.5%       -           0.0%
  CMO's                             39          1.4%      54          1.6%       -           0.0%
Municipal bonds                      -          0.0%     225          6.8%     891          63.6%
Corporate notes                    482         17.5%     480         14.5%      98           7.0%
                             ----------   ---------  ---------  ---------  ---------  ----------
    Total available for sale     2,758        100.0%   3,318        100.0%   1,402         100.0%
                             ==========   =========  =========  =========  =========  ==========

HELD TO MATURITY:
U.S. government and agencies    12,858         99.0%  10,745         98.7%   6,187          69.2%
Corporate notes                      -          0.0%       -          0.0%     398           4.5%
Mortgage-backed securities:                     0.0%                  0.0%                   0.0%
  FHLMC                              -          0.0%       -          0.0%     127           1.4%
  GNMA                               -          0.0%       -          0.0%   1,915          21.4%
  CMO's                            131          1.0%     147          1.3%     314           3.5%
                             ----------   ---------  ---------  ---------  ---------  ----------
Total Held to Maturity          12,989       100.00%  10,892       100.00%   8,941        100.00%
                             ==========   =========  =========  =========  =========  ==========

     Total Investment and
  Mortgage-backed securities    15,747                14,210                10,343
                             ==========             =========             =========

                                       20
Source: Offering Circular

FERGUSON & COMPANY                                                  Section I.
------------------                                                  -----------


                       Table I.15 - Investment Maturities


                     U.S. Government &      Corporate Notes       FHLMC Preferred      Mortgage-backed
                     Agency Obligations        and Bonds               Stock             Securities
                    ---------------------  -------------------  --------------------  ------------------
                                 Average              Average               Average               Average
                       Amount      Yield    Amount      Yield    Amount       Yield       Amount  Yield      Total
                       ------      -----    ------      -----    ------       -----       ------  -----      -----
                                                         ($000's)
Due in:
-------

One year                    -      0.00%       -        0.00%       -          0.00%          -    0.00%         -

One to five years       5,199      6.51%     482        5.55%       -          0.00%          -    0.00%     5,681

Five to ten years       5,937      7.26%       -        0.00%       -          0.00%          -    0.00%     5,937

Over ten years          1,722      7.78%       -        0.00%     251          7.90%      2,156    7.04%     4,129
                    -------------------  ---------------------  ----------------------------------------    ------
Total carrying value   12,858      7.03%     482        5.55%     251          7.90%      2,156    7.04%    15,747
                    ===================  =====================  ========================================    ======

 Total market value    12,701                482                  251                     2,152             15,586
                    ==========           ========               ========               ===========          ======

                                       21
Source: Offering Circular

FERGUSON & COMPANY                                                  Section I.
------------------                                                  -----------

                                 Table I.16 - Deposit Portfolio

                                                                               Balance      Percent
                                                   Interest      Minimum     March 31,           of
Category                              Term         Rate (1)      Balance        1997       Deposits
--------                              ----         --------      -------        ----       --------
                                                                             ($000's)
Savings and transactions accounts
---------------------------------
NOW accounts                               None        0.00%          -         1,493         5.36%
Passbook and club accounts                 None        3.19%         50        10,130        36.36%
                                                                             ---------   ----------
                                                                               11,623        41.72%
                                                                             ---------   ---------
Certificates of deposit
--------------------------------
Fixed term, fixed rate            1-3 months           -              -             -         0.00%
Fixed term, fixed rate            4-6 months           5.00%      2,500         2,146         7.70%
Fixed term, fixed rate            7-12 months          5.25%        500         3,119        11.20%
Fixed term, fixed rate            13-24 months         5.40%        500           982         3.52%
Fixed term, fixed rate            25-36 months         5.75%        500         5,558        19.95%
Fixed term, fixed rate            36-48 months         -              -             -         0.00%
Fixed term, fixed rate            49-120 months        6.00%        500         2,616         9.39%
Variable term                     Not offered now        -            -           216
Jumbo                             Negotiable      Negotiable    100,000         1,600         5.74%
                                                                               ---------  --------
                  Total certificates of deposit                                16,237        58.28%
                                                                               ---------  --------

         Total savings deposits                                                27,860       100.00%
                                                                               =========  ========

(1) Indicates interest rate offered at March 31, 1997.

Source:  Offering circular

                               Table I.17 - Time Deposits by Rate

                                      At March 31,      At June 30,
                                                    ---------------------
                                         1997         1996        1995
                                      ------------  ----------  ---------
Interest rate                                      ($000's)
-------------
4.00% or less                                   3           -         47
4.01-4.995                                  2,108       2,151      2,466
5.00-5.99%                                  8,432      11,132      6,673
6.00-6.99%                                  4,527       2,665      4,052
7.00-7.99%                                  1,167         770        974
8.00-8.99%                                      -           -        251
                                      ------------  ----------  ---------

                          Total            16,237      16,718     14,463
                                      ============  ==========  =========

Source:  Offering circular
                                       22

FERGUSON & COMPANY                                                  Section I.
------------------                                                  -----------


                             Table I.18 - Savings Flows

The following table sets forth the savings flows for the periods indicated.

                                                 9 Months
                                                    Ended
                                                March 31,      Year Ended June 30,
                                              ------------  --------------------------
                                                     1997          1996          1995
                                                             ($000's)
Opening balance                                    28,157        25,779        23,578
Net increase (decrease)
 before interest credited                          (1,232)        1,122         1,166
Interest credited                                     935         1,256         1,035
                                              ------------  ------------  ------------

Ending Balance                                     27,860        28,157        25,779
                                              ============  ============  ============

Net increase (decrease)                              (297)        2,378         2,201
                                              ============  ============  ============

Percent increase (decrease)                         -1.05%         9.22%         9.33%
                                              ============  ============  ============

Source:  Offering circular

                        Table I.19 - Time Deposit Maturities

                                                                            Due After
Interest                 Amount Due During Year Ending March 31,            March 31,
                  ------------------------------------------------------
Rate                     1998          1999          2000          2001          2001        Total
----                     ----          ----          ----          ----          ----        -----
                                                      ($000's)
4.00% or less               3             -             -             -             -            3
4.01-4.99%              2,108             -             -             -             -        2,108
5.00-5.99%              5,099         2,190           483           365           295        8,432
6.00-6.99%              2,817           606           123           768           213        4,527
7.00-7.99%                743             -           329            95                      1,167
                  ------------  ------------  ------------  ------------  ------------  -----------
            Total      10,770         2,796           935         1,228           508       16,237
                  ============  ============  ============  ============  ============  ===========

          Percent       66.33%        17.22%         5.76%         7.56%         3.13%      100.00%
                  ============  ============  ============  ============  ============  ===========

Source:  Offering circular

                            Table I.20 - Jumbo CD Maturities ($000's)

Maturity Period
---------------
Within three months                                                 300
Three through six months                                            400
Six through twelve months                                           400
Over twelve months                                                  500
                                                            ============
                  Total                                           1,600
                                                            ============


Source:  Offering circular

FERGUSON & COMPANY                                                  Section I.
------------------                                                  -----------


                                Table I.21 - Borrowings

                                                             Amount                  Rate
                                                             ------                  ----
Due date:                                              ($000's)
---------

June 17, 1997                                                 1,000                   5.68%
September 26, 1997                                            1,000                   5.93%
                                                    ----------------
                              Total short term                2,000
                                                    ----------------
October 25, 2001                                              1,000                   5.78%
                                                    ================
                              Total borrowings                3,000
                                                    ================

Source:  Workingmens Savings Bank, FSB

                                 Table I.22 - Offices


                                        Net Book               Year            Owned or
Physical address                          Value              Opened              Leased
----------------                          -----              ------              ------
                                           ($000's)

Main Office:
807 Middle Street                            130               1974               Owned
Pittsburgh, PA  15212

Branch Office:
5035 Curry Road                              782               1995               Owned
Pittsburgh, PA  15226

Source:  Offering circular
                                       24

                                   SECTION II
                                  MARKET AREA

FERGUSON & COMPANY                                                 Section II.
------------------                                                 -----------
                                II. MARKET AREA

DEMOGRAPHICS
                                                             1
         Workingmens Savings Bank ("WSB" or "Bank") conducts its operations through two offices located in Pittsburgh, Allegheny County, Pennsylvania. Pennsylvania is in the northeastern region of the United States. Allegheny County is in the southwestern section of Pennsylvania.

         WSB has determined that its principal trade area is the two zip codes in which its offices are located--15212 and 15236.. Table II.1 presents historical and projected trends for the United States, Pennsylvania, Allegheny County, and zip codes 15212 and 15236, which include the Bank's home office and branch, respectively. The information addresses population, income, employment, and housing trends.

         As indicated in Table II.1, population growth rates for Allegheny County, Pittsburgh MSA, zip code 15212, and zip code 15236 are well below both the United States rate and the rate for the State of Pennsylvania, which is below that of the United States. Household income growth for Allegheny County, Pittsburgh MSA, zip code 15212, and zip code 15236 is projected to be below that of the State of Pennsylvania and the United States for the period 1996 to 2001.

         In the period from 1990 until 1996, the population of the State of Pennsylvania grew 1.80%. During the same period, the Allegheny County population decreased 2.61% and the United States population increased 6.67%. The population of zip code 15212 decreased 3.67% and the population of zip code 15236 decreased 2.21% from 1990 to 1996. Projections of population growth from 1996 through 2001 indicate that the State of Pennsylvania will increase 1.82%, while Allegheny County is projected to decrease by 2.09% and the United States population is projected to increase by 5.09%. The population of zip code 15212 is projected to decrease 2.30% and the population of zip code 15236 is projected to decrease 2.05% from 1996 to 2001.

         Household income is projected to decline by 11.93% for Allegheny County from 1996 to 2001. For the same period, household income is projected to decline by 6.63% for the State of Pennsylvania and decline by 3.88% for the United States. Per capita and household income levels for the State of Pennsylvania are slightly higher than those of the United States, but per capita and household income levels for Allegheny County, Pittsburgh MSA, and zip code 15212 are well below both the State of Pennsylvania and the United States, while zip code 15236 is above both the United States and Pennsylvania.

         The 2001 estimate shows that, for Allegheny County, households with incomes less than $15,000 are expected to be 23%; those with incomes between $15,000 and $25,000 are estimated at 17%; those with incomes between $25,000 and $50,000 are estimated at 34%; those with incomes between $50,000 and $100,000 are estimated at 21%; and households with incomes in excess of $100,000 are projected to be 6%. The 2001 estimates for Pennsylvania are 19%, 14%, 35%, 26%, and 6%, respectively. There is a marked contrast between zip codes 15212 and 15236. The 2001 estimate for zip code 15212 is 37%, 19%, 30%, 13%, and 2%, respectively, while the 2001 projection for zip code 15236 is 14%, 14%, 38%, 29%, and 5%, respectively.

         The number of households in Allegheny County is projected to decrease by 1.97% from 1996 to 2001, below the projection for the State of Pennsylvania which calls for a decrease of .98% and well below the projected growth rate for the United States at 5.14%.

         With projections of a decline in population and number of households, combined with projections of a flat to declining household income, the market for housing units will be limited. Zip code 15212 has approximately 17,000 housing units, of which 50.72% are owner occupied, and a vacancy rate of 11.78%. Zip code 15236 has approximately 14,400 housing units, of which 74.98% are owner occupied, and a vacancy rate of 2.70%.

         The  principal   sources  of   employment   in  Allegheny   County  are
services--39.8%; trade--20.4%; and manufacturing--11.1%.

FERGUSON & COMPANY                                                 Section II.
------------------                                                 -----------

     Analysis of the data presented above presents a picture of limited economic opportunity, suggesting that WSB's growth opportunities within its current market area will be slow.

     Based on information publicly available on deposits as of June 30, 1996 (see Table II.3), zip codes 15212 and 15236 had $1.177 billion in deposits and WSB had 2.39% of the deposit market, up from 1.98% of the market at June 30, 1994. WSB's recent deposit growth rate has been good, though the overall market has declined. WSB's competition consists of 17 commercial bank offices, 6 savings bank offices, 7 credit union offices, and 10 thrift offices. WSB's growth in a declining market has occurred as a result of WSB providing superior service and the construction of a new office in its more affluent branch location Table II.3 shows that from June 30, 1994 to 1996, WSB's deposits increased by $4.58 million (19.4%) while the overall market lost $16.5 million in deposits (1.4%). WSB's business plan projects that its deposits will continue to grow at approximately the same pace. The Plan projects that deposits will increase by $4.08 million from March 31, 1997, to March 31, 2000, after an estimated withdrawal of approximately $750,000 of deposits for stock purchases.

     Building permit information was not available by zip code. However, low projected population growth rates in WSB's zip codes portend limited building. WSB has significant competition from other financial institutions for the residential loan opportunities.

     Growth opportunities for WSB can be assessed by reviewing economic factors in its market area. The salient factors include growth trends, economic trends, and competition from other financial institutions. We have reviewed these factors to assess the potential for the market area. In assessing the growth potential of WSB, we must also assess the willingness and flexibility of management to respond to the competitive factors that exist in the market area. Our analysis of the economic potential and the potential of management affects the valuation of the Bank. Management has demonstrated its flexibility through its decision to build a new office (completed in 1995) in its more affluent location. All of WSB's deposit growth in recent years has come from its branch in zip code 15236. The Bank's home office is located on the north side of the Allegheny River, near Three Rivers Stadium. The office is in a deteriorating section. There are houses in the neighborhood with wood over the windows. The Bank doors are locked during business hours, requiring the Bank to unlock the door (by buzzer) to allow customers to enter. The home office had less in deposits at June 30, 1996 ($10.51 million) than it had at June 30, 1992 ($11.45 million). The branch office's deposits increased from $11.77 million at June 30, 1992, to $17.65 million at June 30, 1996.

FERGUSON & COMPANY                                                  Section II.
------------------                                                  -----------
                        Table II.1 - Demographic Trends



                             Key Economic Indicators
                     United States, Pennsylvania, Allegheny County, Pittsburgh MSA, Zip Codes 15212 and 15236

====================================================================================================================================
                                                 United                            Allegheny         MSA       Zip Code   Zip Code
               Key Economic Indicator            States          Pennsylvania         County     Pittsburgh      15212      15236
------------------------------------------------------------------------------------------------------------------------------------


Total Population, 2001 Est                     278,802,003   12,315,787           1,274,350       2,388,192      33,204      34,570
  1996 - 2001 Percent Change, Est                     5.09         1.82               (2.09)          (0.11)      (2.30)      (2.05)
Total Population, 1996 Est                     265,294,885   12,095,846           1,301,578       2,390,766      33,985      35,294
  1990 - 96 Percent Change, Est                       6.67         1.80               (2.61)          (0.17)      (3.67)      (2.21)
Total Population, 1990                         248,709,873   11,881,643           1,336,449       2,394,811      35,280      36,093
------------------------------------------------------------------------------------------------------------------------------------

Household Income, 2001 Est                          33,189       33,509              26,773          25,655      17,966      33,933
  1996 - 2001 Percent Change, Est                    (3.88)       (6.63)             (11.93)         (10.62)     (15.96)     (10.83)
Household Income, 1996 Est                          34,530       35,888              30,400          28,704      21,379      38,054

------------------------------------------------------------------------------------------------------------------------------------
Per Capita Income, 1990                             16,738       17,018              17,011          15,368      12,393      17,991
------------------------------------------------------------------------------------------------------------------------------------

Household Income Distribution-2001 Est. (%)
  $15,000 and less                                      20           19                  23              25          37          14
  $15,000 - $25,000                                     16           14                  17              18          19          14
  $25,000 - $50,000                                     34           35                  34              34          30          38
  $50,000 - $100,000                                    24           26                  21              19          13          29
  $100,000 - $150,000                                    4            4                   4               3           2           4
  $150,000 and over                                      2            2                   2               2           0           1
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Unemployment rate, 1990                               6.24         3.67                3.73            4.03        5.09        2.40
------------------------------------------------------------------------------------------------------------------------------------

Median Age of Population, 1996 Est                    34.3         35.5                38.2            38.3        39.3        39.6
Median Age of Population, 1990                        32.9         34.0                36.7            36.8        37.1        38.0
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Average Housing Value, 1990                         79,098       88,027              71,288          66,839      40,369      72,461
------------------------------------------------------------------------------------------------------------------------------------

Total Households, 2001 Est                     103,293,062      369,631             519,016         948,866      14,151      13,544
  1996 - 2001 Percent Change, Est                     5.14        (0.98)              (1.97)          (0.03)      (2.24)      (1.89)
Total Households, 1996                          98,239,161      373,272             529,473         949,165      14,475      13,805
  1990 - 96 Percent Change, Est                       6.84        (1.24)              (2.18)           0.20       (3.45)      (1.70)
Total Households, 1990                          91,947,410      377,977             541,261         947,248      14,992      14,044
------------------------------------------------------------------------------------------------------------------------------------

Total Housing Units, 1990                      101,641,260    4,938,140             580,738       1,015,208      16,974      14,429
  % Vacant                                            --           8.95                6.80            6.69       11.78        2.70
  % Occupied                                          --          91.05               93.20           93.31       88.22       97.30
  % By Owner                                          --          64.32               61.66           65.32       50.72       74.98
  % By Renter                                         --          26.73               31.54           27.99       37.50       22.32
====================================================================================================================================

Source: Scan/U.S., Inc.

FERGUSON & COMPANY                                                  Section II.
------------------                                                  -----------


                 Table II.2 - Percent of Employment by Industry
          United States, Pennsylvania, Allegheny County, and Pittsburgh


                                                          United                               Allegheny
                        Industry                          States          Pennsylvania          County          Pittsburgh
     ===============================================   ==============  ===================  ================  ================

       Construction/Agriculture/Mining                      9.5                    5.5               5.5               1.2

       Manufacturing                                       17.7                   19.9              11.1               9.6

       Transportation/Utilities                             7.1                    5.5               7.0               5.2

       Trade                                               21.2                   19.7              20.4               9.5

       Finance/Insurance                                    6.9                    6.4               7.9              11.9

       Services                                            32.7                   31.1              39.8              51.1

       Public Administration                                4.9                   11.9               8.3              11.5

FERGUSON & COMPANY                                                 Section II.
------------------                                                 -----------

                        Table II.3 - Market Area Deposits

--------------------------------------------------------------------------------------------------------

Zip Codes 15212 and 15236                                  1996             1995             1994
-------------------------                            ---------------------------------------------------
                                                                       (in Thousands)

Workingmens Savings Bank, FSB
         Home office - 15212                               $   10,512       $   10,740       $   10,368
         Branch - 15236                                        17,647           15,039           13,211
                                                     ---------------------------------------------------
                                               Total           28,159           25,779           23,579
                                                     ---------------------------------------------------
         Number of Branches                                         2                2                2

Other OTS Thrifts                                          $  239,193       $  232,854       $  218,818
                                                     ---------------------------------------------------
         Number of Branches                                        10               11               11

Total OTS Thrift Deposits                                  $  267,352       $  258,633       $  242,397
                                                     ---------------------------------------------------
         Number of Branches                                        12               13               13

Total Savings Bank Deposits                                $  141,293       $  146,442       $  141,424
                                                     ---------------------------------------------------
         Number of Branches                                         6                6                6

Total Bank Deposits                                        $  717,607       $  716,473       $  755,618
                                                     ---------------------------------------------------
         Number of Branches                                        17               16               16

Total Credit Union Deposits                                $   51,060       $   50,164       $   54,397
                                                     ---------------------------------------------------
         Number of Branches                                         7                7                7


         Total deposits - 15212                               517,110          523,031          550,737
         Total deposits - 15236                               660,202          648,681          643,099
                                                     ---------------------------------------------------
                 Total Market Area Deposits                $1,177,312       $1,171,712       $1,193,836
                                                     ===================================================


Workingmens Savings - Market Share
         To Total Market Area Deposits                           2.39%            2.20%            1.98%
         To Zip Code 15212                                       2.03%            2.05%            1.88%
         To Zip Code 15236                                       2.67%            2.32%            2.05%

--------------------------------------------------------------------------------------------------------

Source:  BranchSource, a product of Sheshunoff Information Services, Inc.

FERGUSON & COMPANY                                                 Section II.
------------------                                                 -----------


                                Table II.4 - Summary of Building Permits

---------------------------------------------------------------------------------------------------------
City of Pittsburgh



                                                   Year Ended December 31,
                     ------------------------------------------------------------------------------------
                        1996                         1995                        1994
                     ---------------------------  --------------------------  ---------------------------
                                     Value                        Value                       Value
                         No.         ($000)           No.        ($000)           No.         ($000)

Residential and
                    ---------------------------  --------------------------  ---------------------------
Commercial             2,793      250,315.0         3,019       158,575.0        3,148      211,983.0
                    ===========================  ==========================  ===========================






SOURCE:  City of Pittsburgh, Building and Permit Department

--------------------------------------------------------------------------------

                                  SECTION III
                            COMPARISON WITH PUBLICLY
                                 TRADED THRIFTS

FERGUSON & COMPANY                                                  Section III.
------------------                                                  ------------

                  III. COMPARISON WITH PUBLICLY TRADED THRIFTS

COMPARATIVE DISCUSSION

         This section presents an analysis of Workingmens Savings Bank, FSB ("WSB" or "Bank") relative to a group of twelve publicly traded thrift institutions ("comparative group"). Such analysis is necessary to determine the adjustments that must be made to the pro forma market value of WSB's stock. Table III.1 presents a listing of the comparative group with general information about the group. Table III.2 presents key financial indicators relative to profitability, balance sheet composition and strength, and risk factors. Table
III.3 presents a pro forma comparison of WSB to the comparative group. Exhibits III and IV contain selected financial information on WSB and the comparative group. This information is derived from quarterly TFR's filed with the OTS and call reports filed with the FDIC. The selection criteria and comparison with the comparative group are discussed below.

Selection Criteria

         Ideally, the comparative group would consist of thrifts in the same geographic region with identical local economies, asset size, capital level, earnings performance, asset quality, etc. However, there are few comparably sized institutions with stock that is liquid enough to provide timely, meaningful market values. Therefore, we have selected a group of comparatives that are either listed on the New York Stock Exchange ("NYSE"), the American Stock Exchange ("AMEX"), or Nasdaq. We excluded companies that are apparent takeover targets and companies with unusual characteristics that tend to distort both mean and median calculations. For example, we have excluded all companies with losses during the trailing twelve months. We have also excluded mutual holding companies (see Exhibit VI).

         Because of the limited number of similar size thrifts with sufficient trading volume, we looked for members of the comparative group among thrifts with assets up to $75 million. The Mid-Atlantic Region, which includes Pennsylvania, had 2 thrifts that met the size requirements. We found 24 thrifts that met the asset size requirements in the entire country (we consider 10 to be the minimum number), and we retained 12 and eliminated 12 for the following reasons: (a) One was BIF insured; (b) Two had not been stock owned long enough to file a financial statement as a stock owned company; (c) Two had agreed to be acquired; and (d) One had loans serviced in excess of 25% of assets. After eliminating the thrifts described above, there were 19 left. We then eliminated the 7 with the highest loans-to-assets ratios, since Workingmens has a low loans-to-assets ratio.

         The principal source of data was SNL Securities, Charlottesville, Virginia. There are approximately 420 publicly traded thrifts listed on NYSE, AMEX, or Nasdaq. In developing statistics for the entire country, we eliminated certain institutions that skewed the results, in order to make the data more meaningful:

            -   We eliminated companies with losses,

            -   We eliminated indicated acquisition targets,

            - We eliminated companies with price/earnings ratios in excess of 25, and

            - We eliminated companies that had not reported as a stock institution for one complete year.

The resulting group of 263 publicly traded thrifts is included in Exhibit V.

         The selected group of comparatives has sufficient trading volume to provide meaningful price data. Eight of the comparative group members are located in the Midwest and the others are located in the Southeast (1), Western
(1), and Mid-Atlantic (2) Regions. With total assets of approximately $33.1 million, Workingmens is well below the group selected, which has average assets of $53.2 million and median assets

FERGUSON & COMPANY                                                 Section III.
------------------                                                 -----------

of $50.0 million. Workingmens' assets after conversion will be continue to be smaller than the comparative group. Pro forma assets at the midpoint are $35.0 million.

Profitability

         Using the comparison of profitability components as a percentage of average assets, Workingmens was below the comparative group in net income, .12% to .74%; net interest income, 2.81% to 3.83%; loss provisions, .47% to .07%; operating expense, 2.54% to 2.41%; efficiency ratio, 82.83% to 61.49%; and core income, .36% to 1.02%. Workingmens was above the comparative group in other operating income, .25% to .20%. Workingmens' operating expense minus other income was 2.29% versus 2.21% for the comparative group. After conversion, deployment of the proceeds will provide additional income, and Workingmens will compare more favorably with the comparative group in terms of return on average assets, with a return of .54% at the midpoint of the appraisal range. Pro forma return on average equity is 4.13% at the midpoint, versus a mean of 4.06% and median of 3.91% for the comparative group.

         As compared with the comparative group, Workingmens has a slightly higher level of noninterest income. Workingmens is inferior to the comparative group in all other areas of operations shown on Table III.2. Workingmens has several impediments to earnings relative to the comparative group. 1) Workingmens has a much lower ratio of earning assets to costing liabilities (101.81% versus 135.19%); 2) Workingmens has a lower yield on earning assets because of a much lower ratio of loans to assets (42.64% versus 63.04%); and 3) Workingmens has a much higher ratio of non-performing assets to assets (2.34% versus .39%). The proceeds from the stock sale will improve most of Workingmens' operating ratios. However, Workingmens will continue to lag the comparative group in most aspects of operations. To make significant improvements, Workingmens must increase its loans to assets ratio and decrease its non-performing assets ratio.

         Workingmens' ratio of earning assets to costing liabilities was 106.65% at December 31, 1994 (see Exhibit III, page 1). Construction of a new branch facility (in 1995) with combined real estate and equipment cost of $840,000 reduced earning assets and increased occupancy costs significantly.

Balance Sheet Characteristics

         The general asset composition of Workingmens is vastly different from that of the comparative group. Workingmens has a higher level of passive investments with 51.16% of its assets invested in cash, investments, and mortgage-backed securities, versus 34.79% for the comparative group. Workingmens has a lower percentage of its assets in loans, at 42.64% versus 63.04% for the comparative group. Workingmens' percentage of earning assets to interest costing liabilities is much lower than that of the group. Workingmens' has 101.81% and the comparative group averages 135.19%. After conversion, Workingmens' ratio will continue to be much lower than that of the group of comparatives.

         The liability side differs mainly in that Workingmens has a higher percentage of borrowings, a higher percentage of deposits, and a substantially lower percentage of equity. Workingmens has borrowings equal to 9.06% of assets versus 5.20% for the comparative group and Workingmens has deposits equal to 84.10% of assets versus 69.27% for the comparative group. Workingmens' equity is 6.10% of assets versus 24.39% for the comparative group. Workingmens' equity ratio after conversion will continue to be much lower than that of the comparative group. Workingmens' pro forma equity ratio at the midpoint is 11.2%.

Risk Factors

         Workingmens has a high level and the comparative group has a low level of non-performing assets. Workingmens' loan loss allowance is 1.42% of net loans, which compares favorably with the comparative group, which is .70%. Workingmens does not prepare a gap analysis. However, all of its loans are fixed rate. Based on its rate shock analysis (see Rate Shock analysis in Section I), its net portfolio value ("NPV") would decline 43% at a 200 basis point increase in rates and its NPV would decline 84% at a 400 basis point

FERGUSON & COMPANY                                                 Section III.
------------------                                                 -----------

increase in rates. The comparative group reports a positive one year gap of 17.53%. However, the comparative group average is based on information provided by only two of the twelve members of the group.

Summary of Financial Comparison

         Based on the above discussion of operational, balance sheet, and risk characteristics of Workingmens compared with the group, we believe that Workingmens' performance is below that of the comparative group. Although the conversion proceeds will improve several of Workingmens' financial aspects, the Bank will continue to lag its comparative group in most financial areas. Workingmens' earnings are hindered by its new branch building, non-performing loans, and low ratio of loans to total assets. Future asset growth is needed to reduce the drag on earnings created by the building. Return to earning status is needed on the non-performing loans and an increase in the loans to assets ratio is need to improve asset yields. And Workingmens has a high level of interest rate risk.

FUTURE PLANS

         Workingmens' future plans are to be a well capitalized but leveraged, profitable institution with good asset quality and a commitment to serving the needs of its trade area. The business plan projects that problem assets will decline significantly. Management recognizes that it will take time to invest the proceeds of its capital infusion in a manner consistent with its historic performance and current policy. During that period of time, Management is willing to accept a lower return on equity.

         In recent years, Workingmens has experienced good growth. The Bank's business plan projects that it will experience growth in loans, savings deposits, and liquidity. The rate of growth is projected to range between 5% and 6% per year. The additional capital raised by the sale of Common Stock will initially be used to purchase short term investment securities.

         Workingmens has no current plans to open or acquire branches. However, the additional capital and the formation of a holding company would make acquisition of branches a viable option.

         Increasing market penetration by increasing the number of services and products available is the most likely method to be employed to achieve growth on a long-term basis.

FERGUSON & COMPANY    Table III.1 - Comparatives General            Section III.
------------------                                                  ------------

                                                                                                Total              Current  Current
                                                                                    Number     Assets              Stock    Market
                                                                       Type           of       ($000)              Price     Value
Ticker    Short Name                              City         State   Thrift(1)    Offices  Mst RctQ   IPO Date    ($)       ($M)
------    ----------                              ----         -----   ---------    -------  --------   --------    ---       ----

ALBC      Albion Banc Corp.                      Albion          NY    Traditional     2       66,316   07/26/93  23.000      6.05
CRZY      Crazy Woman Creek Bancoorp             Buffalo         WY    Traditional     1       52,042   03/29/96  13.625     13.69
CSBF      CSB Financial Group Inc.               Centralia       IL    Traditional     2       47,996   10/09/95  12.000     11.30
HBBI      Home Building Bancorp                  Washington      IN    Traditional     2       46,804   02/08/95  21.000      6.54
JOAC      Joachim Bancorp Inc.                   De Soto         MO    Traditional     1       35,656   12/28/95  14.750     11.22
LONF      London Financial Corporation           London          OH    Traditional     1       37,937   04/01/96  15.000      7.73
LXMO      Lexington B&L Financial Corp.          Lexington       MO    Traditional     1       59,748   06/06/96  14.750     16.05
MIVI      Mississippi View Holding Co.           Little Falls    MN    Traditional     1       69,755   03/24/95  15.000     12.28
NSLB      NS&L Bancorp Inc.                      Neosho          MO    Traditional     2       58,089   06/08/95  16.500     11.67
PWBK      Pennwood Bancorp Inc.                  Pittsburgh      PA    Traditional     3       47,929   07/15/96  15.000      9.15
RELI      Reliance Bancshares Inc.               Milwaukee       WI    Traditional     1       46,836   04/19/96  67.563     19.12
SSB       Scotland Bancorp Inc                   Laurinburg      NC    Traditional     2       68,924   04/01/96  16.375     30.13

Maximum                                                                                3       69,755             23.000     30.13
Minimum                                                                                1       35,656              7.563      6.05
Average                                                                                2       53,169             15.380     12.91
Median                                                                                 2       50,019             15.000     11.49

(1) Made determination by reference to TAFS and BankSource reports. TAFS reports are derived from quarterly reports filed with the OTS and BankSource reports are derived from call reports filed with the FDIC. TAFS and BankSource are published by Sheshunoff Information Services, Austin, Texas.

Source: SNL & F&C calculations

FERGUSON & COMPANY                                                 Section III.
------------------                                                 ------------


                     Table III.2 - Key Financial Indicators

                                                Workingmens
                                                  Savings                 Comparative
                                                 Bank, FSB                   Group
                                              ---------------            -------------
Profitability
  (% of average assets)
Net income (2)                                       0.12                     0.74
Net interest income                                  2.81                     3.83
Loss (recovery)  provisions                          0.47                     0.07
Other operating income                               0.25                     0.20
Operating expense (2)                                2.54                     2.41
Efficiency ratio (2)                                82.83                    61.49
Core income ( excluding gains
   and losses on asset sales) (1)                    0.36                     1.02


Balance Sheet Factors
   (% of assets)
Cash and investments                                44.65                    29.42
Mortgage-backed securities (including CMO's)         6.51                     5.37
Loans                                               42.64                    63.04
Savings deposits                                    84.10                    69.27
Borrowings                                           9.06                     5.20
Equity                                               6.10                    24.39
Tangible equity                                      6.10                    24.30


Risk Factors
   (%)
Earning assets/costing liabilities                 101.81                   135.19
Non-performing assets/assets                         2.34                     0.39
Loss allowance/non performing assets                25.90                   156.41
Loss allowance/loans                                 1.42                     0.70
One year gap/assets (3)                     Not available                    17.53

(1) Used appraisal earnings.
(2) Excluded $161,000 SAIF assessment, $108,000 after taxes.
(3) Only two of the 12 in the group reported one year gap.

Source: SNL Securities, F&C calculations, and Offering Circular

FERGUSON & COMPANY                                                Section III.
------------------                                                ------------
                       Table III.3 - Pro Forma Comparisons

                         Workingmen's Savings Bank, FSB

As of June 6, 1997

Ticker Name                     Price   Mk Value      PE   P/Book P/TBook P/Assets Div Yld     Assets       Eq/A
                                 ($)    ($Mil)        (X)    (%)    (%)      (%)    (%)         ($000)       (%)

       Workingmens SB, FSB
       -------------------
       Before Conversion           N/A        N/A      N/A    N/A    N/A     N/A     N/A       33,127         6.1
       Pro Forma Supermax       10.000       3.31     17.9   71.1   71.1     9.3     -         35,757        13.0
       Pro Forma Maximum        10.000       2.88     16.6   67.3   67.3     8.1     -         35,377        12.1
       Pro Forma Midpoint       10.000       2.50     15.2   63.5   63.5     7.1     -         35,047        11.2
       Pro Forma Minimum        10.000       2.13     13.7   58.9   58.9     6.1     -         34,717        10.4

       Comparative Group
       -----------------
       Averages                 15.380      12.91     25.9   99.9  100.4    24.4     1.71      53,169        24.4
       Medians                  15.000      11.49     22.5   97.7   98.8    22.0     1.72      50,019        22.5

       Pennsylvania Thrifts
       --------------------
       Averages                 18.860      99.27     15.2  139.3  144.4    12.3     2.18     795,519         8.9
       Medians                  19.750      67.62     15.6  141.5  141.4    11.9     2.22     644,368         8.1

       Mid-Atlantic Region Thrifts
       ---------------------------
       Averages                 22.727     222.19     15.8  138.4  151.3    13.0     2.06   1,587,009         9.6
       Medians                  19.750      62.19     15.1  136.5  141.4    11.7     2.08     644,368         8.4

       All Public Thrifts
       ------------------
       Averages                 22.004     201.90     16.0  139.6  146.9    14.0     2.02   1,587,274        10.5
       Medians                  19,500      52.79     15.5  133.3  138.9    13.0     2.00     407,800         9.1

       Comparative Group
       -----------------
ALBC   AlbionBancCorp-NY        23.000       6.05     12.8   97.4   97.4     8.7     1.35      66,316         8.9
CRZY   CrazyWomanCreek-WY       13.625      13.69     20.0   94.5   94.5    26.3     2.94      52,042        27.8
CSBF   CSBFinancialGrp-IL       12.000      11.30     50.0   93.9   99.6    23.6     -         47,996        25.1
HBBI   HomeBldngBncrp-IN        21.000       6.54     15.9  105.6  105.6    14.0     1.43      46,804        12.1
JOAC   JoachimBancorp-MO        14.750      11.22     52.7  108.5  108.5    31.5     3.39      35,656        29.0
LONF   LondonFinCorp-OH         15.000       7.73     22.1  102.5  102.5    20.4     1.60      37,937        19.9
LXMO   LexingtonB&LFin-MO       14.750      16.05     28.4   97.2   97.2    26.9     2.03      59,748        27.6
MIVI   MissViewHoldCo-MN        15.000      12.28     17.9   96.5   96.5    17.6     1.07      69,755        18.3
NSLB   NS&LBancorp-MO           16.500      11.67     22.9  100.9  100.9    20.1     3.03      58,089        19.9
PWBK   PennwoodBancorp-PA       15.000       9.15     17.1   98.0   98.0    19.1     1.87      47,929        19.5
RELI   RelianceBncshrs-WI        7.563      19.12     27.0   85.1   85.1    40.8     -         46,836        48.0
SSB    ScotlandBancorp-NC       16.375      30.13     24.1  119.2  119.2    43.7     1.83      68,924        36.7

FERGUSON & COMPANY                                                  Section III.
------------------                                                  ------------
                    Table III.3 - Pro Forma Comparisons

                       Workingmens Savings Bank, FSB

As of June 6, 1997

Ticker Name                       TEq/A   EPS   ROAA   ROAE
                                   (%)    ($)    (%)   (%)
       Workingmens SB, FSB
       -------------------
       Before Conversion           6.1    N/A    0.36  5.54
       Pro Forma Supermax         13.0    0.56   0.54  3.93
       Pro Forma Maximum          12.1    0.60   0.51  4.03
       Pro Forma Midpoint         11.2    0.66   0.49  4.13
       Pro Forma Minimum          10.4    0.73   0.47  4.25

       Comparative Group
       -----------------
       Averages                   24.3    0.74   1.02  4.06
       Medians                    22.0    0.68   0.99  3.91

       Pennsylvania Thrifts
       --------------------
       Averages                    8.8    1.33   0.91  9.73
       Medians                     8.3    1.18   0.84  9.92

       Mid-Atlantic Region Thrifts
       ---------------------------
       Averages                    9.1    1.52   0.90  9.77
       Medians                     7.9    1.32   0.86  9.30

       All Public Thrifts
       ------------------
       Averages                   10.3    1.49   0.97  9.76
       Medians                     8.9    1.28   0.91  9.00

       Comparative Group
       -----------------
ALBC   AlbionBancCorp-NY           8.9    1.80   0.38  3.90
CRZY   CrazyWomanCreek-WY         27.8    0.68   1.25  4.20
CSBF   CSBFinancialGrp-IL         24.0    0.24   0.65  2.39
HBBI   HomeBldngBncrp-IN          12.1    1.32   0.50  3.77
JOAC   JoachimBancorp-MO          29.0    0.28   0.78  2.68
LONF   LondonFinCorp-OH           19.9    0.68   1.08  5.10
LXMO   LexingtonB&LFin-MO         27.6    0.52   1.18  3.91
MIVI   MissViewHoldCo-MN          18.3    0.84   1.01  5.54
NSLB   NS&LBancorp-MO             19.9    0.72   0.74  3.45
PWBK   PennwoodBancorp-PA         19.5    0.88   0.96  5.53
RELI   RelianceBncshrs-WI         48.0    0.28   1.88  3.30
SSB    ScotlandBancorp-NC         36.7    0.68   1.77  4.89

Note: Stock prices are closing prices or last trade. Pro forma calculations for Workingmens are based on sales at $10 a share with a midpoint of $2,500,000, minimum of $2,125,000, and maximum of $2,875,000. Sources: Workingmens' audited and unaudited financial Statements, SNL Securities, and F&C calculations.

                                   SECTION IV


                              CORRELATION OF MARKET


                                       VALUE

FERGUSON & COMPANY                                                  Section IV.
------------------                                                  -----------


                         IV. CORRELATION OF MARKET VALUE

MARKETABILITY & LIQUIDITY OF STOCK TO BE ISSUED

         Certain factors must be considered to determine whether adjustments are required in correlating Workingmens' market value to the comparative group. Those factors include financial aspects, market area, management, dividends, liquidity, thrift equity market conditions, and subscription interest.

         This section addresses the aforementioned factors and the estimated pro forma market value of the to-be-issued common shares and compares the resulting market value of the Bank to the members of its comparative group and the selected group of publicly held thrifts.

Financial Aspects

         Section III includes a discussion regarding a comparison of Workingmens' earnings, balance sheet characteristics, and risk factors with its comparative group. Table III.2 presents a comparison of certain key indicators, and Table III.3 presents certain key indicators on a pro forma basis after conversion.

         As shown in Table III.2, from an earnings viewpoint, Workingmens is below its comparative group in net income and core income as a percentage of average assets. Workingmens' core income is based on appraisal earnings which factors out unusual or nonrecurring items and the comparative group's core income is computed on the same basis. Workingmens' net interest income as a percent of assets is 2.81% versus 3.83% for the comparatives. The difference is attributable to the asset mix (i.e., Workingmens has less in loans and more in investments) and to the difference in the earning assets to costing liabilities ratio (101.81% for Workingmens versus 135.19% for the comparative group).

         Workingmens' loan loss provisions are well above its comparative group, with loss provisions of .47% of assets versus .07% of assets for the comparative group. This results from Workingmens having higher levels of problem loans, which are concentrated in one borrower. Workingmens' other operating income is
 .25% of average assets, versus .20% for the comparative group.

         Workingmens' operating expense ratio, at 2.54% of average assets, is above that of the comparative group, which is 2.41%. Workingmens' operating expense minus noninterest income is 2.29% versus 2.21% for the comparative group.

         After Workingmens completes its stock conversion, its core income as a percentage of average assets will increase. Table III.3 projects that Workingmens' return on assets will be .49% at the midpoint, versus a mean of 1.02% and median of .99% for the comparative group.

         Workingmens' pro forma equity to assets ratio at the midpoint is 11.2%, versus a mean of 24.4% and median of 22.5% for the comparative group, making it much easier for Workingmens to achieve a reasonable return on equity. Workingmens' pro forma return on equity is 4.13% at the midpoint versus a mean of 4.06% and median of 3.91% for the comparative group. Return on equity for the comparative group is low because of the inordinately high capital level of the group.

         Workingmens'   recorded  earnings  have  been  adjusted  for  appraisal
purposes. The Bank recorded higher than normal loan loss provisions, losses on asset sales and real estate owned expenses, and the SAIF resolution assessment.

FERGUSON & COMPANY                                              Section IV.
------------------                                              -----------

                   Table IV.1 - Appraisal Earnings Adjustments

Net  income  (loss),  year  ended  March  31,  1997                                          -$71,000
Plus SAIF assessment                                                                          161,000
Plus   loan   loss   provisions   in   excess  of  normal amount--150,000-40,000              110,000
Plus securities  losses and real estate expenses                                                6,000
Less applicable taxes on above adjustments at 33.0%                                           -92,000
                                                                                =====================
Appraisal earnings, year ended March 31, 1997                                                $114,000
                                                                                =====================



         Workingmens' asset composition is much more passive than the comparative group. Workingmens has a lower ratio of loans to assets, higher ratio of investments and mortgage-backed securities to assets, higher ratio of deposits to assets, higher ratio of borrowings to assets, and lower ratio of equity to assets. From the risk factor viewpoint, Workingmens is inferior to the comparative group. Workingmens has a much higher level of non performing assets. Workingmens' loan loss allowance is 1.42% of net loans, comparing favorably with the comparative group, which is 0.70%. Its ratio of interest earning assets to interest bearing liabilities (101.81%) is well below the comparative group (135.19%). Workingmens' ratio will continue to be well below the comparative group after conversion. From an interest rate risk factor, Workingmens probably has more exposure than the comparative group.

         We believe that a downward adjustment is necessary relative to financial aspects of Workingmens.

Market Area

         Section II describes Workingmens' market area.

         We believe that no adjustment is required for Workingmens' market area.

Management

         The President, who functions as CEO, has been with Workingmens 22 years, serving as CEO since joining the Bank. He had 19 years of commercial banking experience prior to joining Workingmens. The Vice President-CFO has been with the Bank for 10 years. He also had commercial banking experience prior to joining Workingmens.

         We believe that no adjustment is required for Workingmens' management.

Dividends

         Table III.3 provides dividend information relative to the comparative group and the thrift industry as a whole. The comparative group is paying a mean yield on price of 1.71% and a median of 1.72%, while all public thrifts are paying a mean of 2.02% and median of 2.00%. Workingmens intends to pay a dividend but has not determined what the initial annual rate will be.

         We believe that no adjustment is required relative to Workingmens' intention to pay dividends.

FERGUSON & COMPANY                                              Section IV.
------------------                                              -----------


Liquidity

         The Holding Company has never issued capital stock to the public, and as a result, no existing market for the Common Stock exists. Although the Holding Company expects its shares to be quoted through the OTC Electronic Bulletin Board, there can be no assurance that a liquid trading market will develop.

         A public market having the desirable characteristics of depth, liquidity, and orderliness depends upon the presence, in the market place, of both willing buyers and sellers of the Common Stock. These characteristics are not within the control of the Bank or the market.

         The peer group includes companies with sufficient trading volume to develop meaningful pricing characteristics for the stock. The market value of the comparative group ranges from $6.05 million to $30.13 million, with a mean value of $12.91 million. The midpoint of Workingmens' valuation range is $2.5 million at $10 a share, or 250,000 shares.

         We believe a slight downward adjustment is required relative to the liquidity of Workingmens' stock.

Thrift Equity Market Conditions


         The SNL Thrift Index is summarized in Figure IV.1. As the table demonstrates, the Thrift Index has performed well since the end of 1990. The Index has grown as follows: Year ended December 31, 1991--increased 49.0% from
96.6 to 143.9; Year ended December 31, 1992--increased 39.7% to 201.1; Year ended December 31, 1993--increased 25.6% to 252.5; Year ended December 31, 1994--decreased 3.1% to 244.7; Year ended December 31, 1995--increased 53.9% to 376.5; Year ended December 31, 1996--increased 28.4% to 483.6; and Period ended June 6, 1997--increased 22.2% to 590.8. It is market value weighted with a base value of 100 as of March 31, 1984.

         As shown in Figure IV.1, which is a graph of the SNL Thrift Index covering from December 31, 1990 through June 6, 1997, the market, as depicted by the index, has experienced fluctuations recently. It dipped in the latter part of 1994, but recovered during the first quarter of 1995. During 1995, the Index continued a more robust increase and moved from 244.7 at year end 1994 to 376.5 by December 31, 1995, an increase of 53.9%. However, the Index was flat for the first six months of 1996, experiencing a decline during the June 30, 1996 quarter, but it has picked up since June 30, 1996.

PENNSYLVANIA ACQUISITIONS

         Table IV.2 provides information relative to acquisitions of financial institutions in Pennsylvania between January 1, 1996 and May 30, 1997. There were 3 thrift acquisitions and 8 bank acquisitions announced during that time frame. Currently, there are 25 publicly held thrifts in the State of Pennsylvania. There are 88 publicly held thrifts in the Mid-Atlantic region of the country. Bank acquisitions in Pennsylvania since January 1, 1996, have averaged 212.3% of tangible book value and 21.3 times earnings. The median price has been 200.7% of tangible book value and 20.7 times earnings. Thrifts generally sell at lower price/book multiples than do banks. Thrifts in Pennsylvania during that period have averaged 120.4% of tangible book value and
23.2 times earnings.

EFFECT OF INTEREST RATES ON THRIFT STOCK

         The current interest rate environment and the anticipated rate environment will affect the pricing of thrift stocks and all other interest sensitive stocks. As the economy continues to expand, the fear of inflation can return. The Federal Reserve, in its resolve to curb inflation, has increased rates in the past, but has more recently relented to vagaries of the economy and passed several opportunities to increase rates, until March 25, 1997, when the Federal Open Market Committee ("FOMC") increased the discount rate 25 basis points.

FERGUSON & COMPANY                                              Section IV.
------------------                                              -----------

In some minds, this was an attempt to head off inflation. According to the FOMC, "This action was taken in light of persisting strength in demand, which is progressively increasing the risk of inflationary imbalances developing in the economy that would eventually undermine the long expansion."1 This increase was clearly telegraphed by Chairman Greenspan, who voiced concern about the levels of the equity markets. Following the March 25 increase, unemployment rates were announced at the 5.2% level, down from the 5.5% level at the beginning of 1996 and significantly down from the 6.7% level at the beginning of 1994.2 The good news about unemployment gave way to speculation that the March 25 increase was just the first of at least two or three increases, and the speculations was given some credence at that time by rises in the Employment Cost Index, increases in Unit Labor Cost and an upward trend in the price of crude oil. By April 1, 1997, following the rate increase, the equities markets had lost all of the gains registered since the first of the year. By the end of April 1997, the market had begun a rebound and has trended upward since then. There have been specific days of price adjustment, but the overall trend it up. During this last market rally, the market has adjusted for rate increases that have not materialized, and has overcome good economic news that caused inflation to be discussed once again. However, the current economic news has produced no indications that inflation is a problem, and the Federal Reserve has been curiously silent on the subject of rates. Perhaps the lack of bad economic news, a growing economy, no inflation indicated, and Fed rhetoric articulates the possibility that interest rates will not be increased at the next opportunity, allowing the markets to continue their upward trend toward new record highs

         The thrift equities market is following the market in general. However, the thrift equities market can continue to be influenced by the speculation that there will eventually be a buyout, and the fact that thrift IPO stock can be purchased at significant discounts from book value. These two facts could keep the thrift equities market from falling as much as the other general markets. However, if the merger and acquisition levels drop, if there were another sharp and sustained rise in the interest rates, or if other equity markets have protracted adjustment, the market in thrift equities would also adjust.

         What is likely to happen in the short to intermediate term is that rates will float around current levels and trend upward. The yield curve will continue to be of normal configuration. Most economists feel that a rise of three quarters of one percent on the short side and less on the long side could severely dampen the economy. However, the march increase in rates has not produced any slowing of the economy or general equity market performance. Currently, we are in the second longest post-war expansion on record. The last decision to raise rates had an immediate and significant impact upon the stock market, but within a short period of time, the market regained its losses and then continued to set new records. The Fed, by taking no action on the rising value of the dollar against other currencies, is probably slowing the economy furtively, without raising rates. The Federal Reserve Bank is allowing the U. S. Dollar to remain strong against the Yen and European currencies. Although not as effective as a rate increase, a continuing strong dollar will have a natural economic "braking effect" on the U.S. economy. Goods and services produced by countries with weaker currencies would become cheaper on the global economy and more competitive to U.S. produced goods. The net result would be a market induced slowing of the economy--until the U.S. Dollar loses its strength and values of currencies are adjusted.

         Thrift net interest margins will narrow if the cost of funds starts to rise more quickly than currently anticipated. Since 1993, thrifts have enjoyed profitability without having to stray from their traditional lending roles and without developing new loan products. Access to mortgage -backed securities and derivatives has made it possible for many to be profitable without making loans in significant volumes. With reduced deposit insurance premiums, perhaps they will be more willing to compete for customer deposits. However, even with portfolios replete with adjustable rate loans and adjustable mortgage-backed securities,


--------
1 US Financial Data, published by the Research Division of the Federal Reserve
  Bank of St. Louis, MO.
2 National Economic Trends,  The Federal Reserve Bank of St. Louis, MO.

FERGUSON & COMPANY                                              Section IV.
------------------                                              -----------

there is a fear that a quickly rising rate environment can cause the cost of funds to rise faster than the adjustable assets can accommodate, and accordingly, spreads would narrow. If rates rise in a slow and orderly manner, then the negative impact on spreads will be less and the adjustable rate assets will have time to rise and protect rate spreads.

         As clearly illustrated, the SNL Thrift Index has performed well over the last six years. It moved in tandem with all interest sensitive stocks and reflected the weakness in the market as investors began to consider the importance of increases in rates and their impact on the net interest margins of thrifts. The clear implication is that rising interest rates will have a negative impact on earnings.

         Figure IV.2 graphically displays the rate environment since October 25, 1996. At that time, the yield curve was relatively flat, with only a 159 basis point ("BP") difference between the federal funds rate and the 30 year treasury at October 25, 1996. Since that time, the yield curve has changed very little with a 135 BP spread between the federal funds rate and the 30 year treasury rate at June 6, 1997.

         At October 25, 1996, the spread between the 1 year T-Bill and the 5 year T-Note was 73 BP, and the spread between the 5 year T-Note and the 30 year bond was 56 BP. On June 6, 1997, the spreads were 74 and 39 BP, respectively.

         From October 1996 to June 1997, the Fed Funds rate increased 32 BP and the Prime Rate increased 25 BP.

         Increased cost of funds will serve to narrow the net interest margins of thrifts. A thrift's ability to maintain net interest margins through business cycles is important to investors, unless thrifts can offset the decline in net interest income by other sources of revenue or reductions in noninterest expense. The former is difficult and the latter is unlikely.

         Workingmens, with its interest rate risk position combined with its equity position (even on a pro forma basis), is more vulnerable to rising rates than most.

         During 1993, conversion stocks often experienced first day 30% or more increases in value. As Table IV.3 shows, recent price appreciation has approached the 1993 levels. Table IV.3 provides information on 15 conversions completed since November 30, 1996. The average change in price since conversion is a gain of 42.4% and the median change is a gain of 37.8%. Within that group, all have increased in value with a range of a low of 28.8% to a high of 74.7%. The average increase in value at one day, one week, and one month after conversion has been 31.9%, 34.8%, and 40.2%, respectively. The median increase in value at one day, one week, and one month after conversion has been 30.0%, 33.5%, and 38.1%, respectively.

         Because of the lack of complete earnings information on recent conversions, a meaningful comparison of the price earnings ratios is difficult to make. However, there is sufficient information to review the price to book ratio. The average price-to-book ratio, as of June 6, 1997, is 98.5% and the median is 97.4%. That compares to the offering price to pro forma book, where the average was 71.6% and the median was 71.8%.

         Table IV.4 provides information on the 8 pink sheet conversions completed since May 31, 1996. Within that group, all have increased in value with a range of a low of 21.3% to a high of 65.0%. The average increase in value at one day, one week, and one month after conversion has been 15.6%, 16.7%, and 17.6%, respectively. The median increase in value at one day, one week, and one month after conversion has been 15.0%, 16.3%, and 13.8%, respectively.

         We believe a downward adjustment is required for the new issue discount.

FERGUSON & COMPANY                                                  Section IV.
------------------                                                  -----------
Adjustments Conclusion

                                     Adjustments Summary

--------------------------------------------------------------------------------
                                                No Change     Upward       Down
Financial Aspects                                                            X
Market Area                                         X
Management                                          X
Dividends                                           X
Liquidity                                                                    X
Thrift Equity Market Conditions                                              X
--------------------------------------------------------------------------------


Valuation Approach

         Typically, investors rely on the price/earnings ratio as the most appropriate indicator of value. We consider price/earnings to be one of the important pricing methods in valuing a thrift stock. Price/book is a well recognized yardstick for measuring the value of financial institution stocks in general. Another method of viewing thrift values is price/assets, which is more meaningful in situations where the subject is thinly capitalized. Given the healthy condition of the thrift industry today, more emphasis is placed on price/earnings and price/book. Generally, price/earnings and price/book should be considered in tandem.

         Table III.3 presents Workingmens' pro forma ratios and compares them to the ratios of its comparative group and the publicly held thrift industry as a whole. Workingmens' net loss for the twelve months ended March 31, 1997, were approximately $71,000, with adjustments of $185,000 required to determine appraisal earnings of $114,000.

         The comparative group traded at an average of 25.9 times earnings at June 6, 1997, and at 99.9% of book value. The comparative group traded at a median of 22.5 times earnings and a median of 97.7% of book value. At the midpoint of the valuation range, Workingmens is priced at 15.2 times earnings and 63.5% of book value. At the maximum end of the range, Workingmens is priced at 16.6 times earnings and 67.3% of book value. At the supermaximum, Workingmens is priced at 17.9 times earnings and 71.1% of book value.

         The midpoint valuation of $2,500,000 represents a discount of 36.4% from the average and a discount of 35.0% from the median of the comparative group on a price/book basis. The price/earnings ratio for Workingmens at the midpoint represents a discount of 41.3% from the comparative group's mean and a discount of 32.4% from the median price/earnings ratio.

         The maximum valuation of $2,875,000 represents a discount of 32.6% from the average and 31.1% from the median of the comparative group on a price/book basis. The price/earnings ratio for Workingmens at the maximum represents a discount of 35.9% from the average and a discount of 26.2% from the median of the comparative group.

         As shown in Table IV.3, conversions closing since November 30, 1996, have closed at an average price to book ratio of 71.6% and median of 71.8%. Workingmens' pro forma price to book ratio is 63.5% at the midpoint, 67.3% at the maximum, and 71.1% at the supermaximum of the range. At the midpoint, Workingmens is 11.3% below the average and 11.6% below the median. At the maximum of the range, Workingmens is 6.0% below the average and 6.3% below the median. At the supermaximum of the range, Workingmens' pro forma price to book ratio is .7% below the average and 1.0% below the median.

FERGUSON & COMPANY                                                  Section IV.
------------------                                                  -----------

         As shown in Table IV.4, pink sheet conversions closing since May 31, 1996, have closed at an average price to book ratio of 67.1% and median of 67.2%. Workingmens' pro forma price to book ratio is 63.5% at the midpoint, 67.3% at the maximum, and 71.1% at the supermaximum of the range. At the midpoint, Workingmens is 5.4% below the average and 5.5% below the median. At the maximum of the range, Workingmens is .3% above the average and .1% above the median. At the supermaximum of the range, Workingmens' pro forma price to book ratio is 6.0% above the average and 5.8% above the median.

Valuation Conclusion

         We believe that as of June 6, 1997, the estimated pro forma market value of Workingmens was $2,500,000. The resulting valuation range was $2,125,000 at the minimum to $2,875,000 at the maximum, based on a range of 15% below and 15% above the midpoint valuation. The supermaximum is $3,306,250, based on 1.15 times the maximum. Pro forma comparisons with the comparative group are presented in Table III.3 based on calculations shown in Exhibit VII.

FERGUSON & COMPANY                                                  Section IV.
------------------                                                  -----------
                     Table IV.2 - Pennsylvania Acquisitions
                       (Announced since January 1, 1996)




                                                     Bank/
Buyer                            City           ST   Thrift     Seller                         City            ST

Susquehanna Bancshares, Inc      Lititz         PA   Bank       Founders' Bank                 Bryn Mawr       PA
ML Bancorp Inc.                  Villanova      PA   Thrift     Penncore Financial Svcs Corp   Newtown         PA
Allied Irish Banks Plc           Dublin         FO   Foreign    Dauphin Deposit Corporation    Harrisburg      PA
Keystone Financial, Inc          Harrisburg     PA   Bank       Financial Trust Corp           Carlisle        PA
S&T Bancorp, Inc.                Indiana        PA   Bank       Peoples Bank of Unity          Pittsburg       PA
Sun Bancorp, Inc                 Selingsgrove   PA   Bank       Bucktail Bank & Trust Company  Emporium        PA
JeffBanks, Inc                   Philadelphia   PA   Bank       United Valley Bancorp Inc.     Philadelphia    PA
Prime Bancorp, Inc               Philadelphia   PA   Thrift     First Sterling Bancorp         Devon           PA
St Edmond's Federal Savings Bank Philadelphia   PA   Thrift     Keystone S&LA                  Philadelphia    PA
PennFirst Bancorp                Ellwood City   PA   Thrift     Troy Hill Bancorp, Inc.        Pittsburgh      PA
Northwest Savings Bank, MHC      Warren         PA   Thrift     Bridgeville Savings Bank FSB   Bridgeville     PA

                                                                Maximun
                                                                Minimum
                                                                Average
                                                                Median
                                                                Bank average
                                                                Bank median
                                                                Thrift average
                                                                Thrift median

                                       8
Source: SNL & FD&C calculations

FERGUSON & COMPANY                                                  Section IV.
------------------                                                  -----------
                     Table IV.2 - Pennsylvania Acquisitions
                       (Announced since January 1, 1996)


                                                Buyer          Seller                                           Ann'd
                                                Total           Total                           Completed/       Deal
                               Bank/           Assets          Assets   Announce                Terminated      Value
Seller                         Thrift           ($000)          ($000)      Date     Status        Date         ($M)

Founders' Bank                 Bank         3,038,451          95,689    2/11/97     Pending            NA        15.00
Penncore Financial Svcs Corp   Bank         1,888,847         139,396     2/4/97     Pending            NA        15.10
Dauphin Deposit Corporation    Bank        10,841,897       5,971,277    1/21/97     Pending            NA     1,356.60
Financial Trust Corp           Bank         5,186,129       1,227,405   12/20/96     Completed     5/30/97       375.90
Peoples Bank of Unity          Bank         1,455,327         292,028   11/26/96     Completed      5/5/97        94.90
Bucktail Bank & Trust Company  Bank           347,079         119,478    11/6/96     Pending            NA        17.50
United Valley Bancorp Inc.     Bank           950,861         127,318     9/5/96     Completed     1/22/97        22.90
First Sterling Bancorp         Bank           608,967         211,820    6/12/96     Completed      1/2/97        29.00
Keystone S&LA                  Thrift          74,575          13,872   12/11/96     Completed      1/9/97           NA
Troy Hill Bancorp, Inc.        Thrift         696,467          80,484    9/16/96     Completed      4/3/97        23.30
Bridgeville Savings Bank FSB   Thrift       1,767,455          55,712    6/27/96     Completed     2/21/97        18.30

Maximun                                    10,841,897       5,971,277                                          1,356.60
Minimum                                        74,575          13,872                                             15.00
Average                                     2,441,460         757,680                                            196.85
Median                                      1,455,327         127,318                                             23.10
Bank average                                3,039,695       1,023,051                                            240.86
Bank median                                 1,672,087         175,608                                             25.95
Thrift average                                846,166          50,023                                             20.80
Thrift median                                 696,467          55,712                                             20.80

                                       9
Source: SNL & FD&C calculations

FERGUSON & COMPANY                                                  Section IV.
------------------                                                  -----------
                     Table IV.2 - Pennsylvania Acquisitions
                       (Announced since January 1, 1996)


                                  Ann'd      Ann'd      Ann'd      Final    Final     Final      Final
                                   Deal   Deal Pr/   Deal Pr/       Deal    Deal     Deal Pr/   Deal Pr/
                                  Pr/Bk      Tg Bk          4-Qtr  Value    Pr/Bk     Tg Bk      4-Qtr
Seller                             (%)        (%)    EPS (x)       ($M)     (%)       (%)        EPS(x)

Founders' Bank                      200.4      200.4       24.5         NA    NA        NA         NA
Penncore Financial Svcs Corp        170.2      170.2       22.6         NA    NA        NA         NA
Dauphin Deposit Corporation         239.4      246.1       19.4         NA    NA        NA         NA
Financial Trust Corp                256.0      271.0       19.1     397.10 257.1     270.5       19.0
Peoples Bank of Unity               198.8      198.8       17.7     102.50 205.7     205.7       20.5
Bucktail Bank & Trust Company       200.9      200.9       22.0         NA    NA        NA         NA
United Valley Bancorp Inc.          188.4      188.4       26.8      26.40 207.0     207.0       31.0
First Sterling Bancorp              222.5      222.5       18.0      33.60 244.5     244.5       17.6
Keystone S&LA                          NA         NA         NA         NA    NA        NA         NA
Troy Hill Bancorp, Inc.             126.4      126.4       19.8      23.30 122.3     122.3       23.0
Bridgeville Savings Bank FSB        114.5      114.5       26.7      18.30 113.7     113.7       34.0

Maximun                             256.0      271.0       26.8     397.10 257.1     270.5       34.0
Minimum                             114.5      114.5       17.7      18.30 113.7     113.7       17.6
Average                             191.7      193.9       21.6     100.20 191.7     194.0       24.2
Median                              199.6      199.6       20.9      30.00 206.3     206.3       21.8
Bank average                        209.6      212.3       21.3     139.90 228.6     231.9       22.0
Bank median                         200.7      200.7       20.7      68.05 225.8     225.8       19.8
Thrift average                      120.4      120.4       23.2      20.80 118.0     118.0       28.5
Thrift median                       120.4      120.4       23.2      20.80 118.0     118.0       28.5

                                       10
Source: SNL & FD&C calculations

FERGUSON & COMPANY                                                  Section IV.
------------------                                                  -----------
                        Table IV.3 - Recent Conversions
                       (Completed since November 30, 1996)


                                                                 Conversion        Gross        Offering
                                                                     Assets     Proceeds           Price
Ticker     Short Name                       State    IPO Date         ($000)       ($000)            ($)

HCBB       HCB Bancshares Inc.              AR      05/07/97        171,241       26,450          10.000
PSFC       Peoples-Sidney Financial Corp.   OH      04/28/97         86,882       17,854          10.000
NSBC       NewSouth Bancorp, Inc.           NC      04/08/97        194,139       43,643          15.000
HMLK       Hemlock Federal Financial Corp   IL      04/02/97        146,595       20,763          10.000
GSLA       GS Financial Corp.               LA      04/01/97         86,521       34,385          10.000
MRKF       Market Financial Corporation     OH      03/27/97         45,547       13,357          10.000
EFBC       Empire Federal Bancorp Inc.      MT      01/27/97         86,810       25,921          10.000
FAB        FirstFed America Bancorp Inc.    MA      01/15/97        723,778       87,126          10.000
RSLN       Roslyn Bancorp Inc.              NY      01/13/97      1,596,744      423,714          10.000
AFBC       Advance Financial Bancorp        WV      01/02/97         91,852       10,845          10.000
HCFC       Home City Financial Corp.        OH      12/30/96         55,728        9,522          10.000
CENB       Century Bancorp Inc.             NC      12/23/96         81,304       20,367          50.000
SCBS       Southern Community Bancshares    AL      12/23/96         64,381       11,374          10.000
BFFC       Big Foot Financial Corp.         IL      12/20/96        194,624       25,128          10.000
RIVR       River Valley Bancorp             IN      12/20/96         86,604       11,903          10.000

Maximum                                                           1,596,744      423,714          50.000
Minimum                                                              45,547        9,522          10.000
Average                                                             252,965       53,993          13.214
Median                                                               86,846       20,565          10.000

                                       11
Source: SNL & F&C calculations

FERGUSON & COMPANY                                                  Section IV.
------------------                                                  -----------
                        Table IV.3 - Recent Conversions
                       (Completed since November 30, 1996)

                 Conversion Pricing Ratios
       ------------------------------------------------
             Price/      Price/      Price/    Price/     Current     Current       Current
          Pro-Forma   Pro-Forma   Pro-Forma  Adjusted       Stock      Price/   Price/ Tang
         Book Value  Tang. Book    Earnings    Assets       Price  Book Value    Book Value
Ticker       (%)         (%)         (x)       (%)         ($)         (%)           (%)

HCBB        72.0          72.0      29.0      13.4       12.875           NA            NA
PSFC        71.2          71.2      11.5      17.0       13.000           NA            NA
NSBC        78.7          78.7      22.1      18.4       24.000           NA            NA
HMLK        71.6          71.6      37.5      12.4       13.000           NA            NA
GSLA        63.8          63.8      38.7      28.4       14.375           NA            NA
MRKF        71.1          71.1      26.2      22.7       12.875         88.3          88.3
EFBC        68.1          68.1      21.5      23.0       13.125         85.5          85.5
FAB         72.0          72.0      13.6      10.7       14.625        104.2         104.2
RSLN        72.0          72.0       9.3      21.0       17.438        123.9         124.5
AFBC        71.1          71.1      16.8      10.6       13.625         92.4          92.4
HCFC        71.2          71.2      13.7      14.6       13.250         82.6          82.6
CENB        72.1          72.1      18.9      20.0       69.000         93.9          93.9
SCBS        74.4          74.4      14.5      15.0       13.750        101.6         101.6
BFFC        72.7          72.7      33.1      11.4       16.000        112.0         112.0
RIVR        73.0          73.0      15.2      12.1       14.500        100.9         102.5

Maximum     78.7          78.7      38.7      28.4       69.000        123.9         124.5
Minimum     63.8          63.8       9.3      10.6       12.875         82.6          82.6
Average     71.6          71.6      20.9      17.0       18.755         98.5          98.7
Median      71.8          71.8      17.9      16.0       14.063         97.4          97.7


Source: SNL & F&C calculations

FERGUSON & COMPANY                                                  Section IV.
------------------                                                  -----------
                        Table IV.3 - Recent Conversions
                       (Completed since November 30, 1996)

                                                  (Post Conversion Increase (Decrease)
            Price One   Price One     Price One   ------------------------------------
            Day After  Week After   Month After       One      One       One       To
           Conversion  Conversion    Conversion       Day     Week     Month     Date
                  ($)         ($)           ($)       (%)      (%)       (%)      (%)

HCBB           12.625      12.750        12.875      26.3     27.5      28.8     28.8
PSFC           12.563      12.875        13.250      25.6     28.8      32.5     30.0
NSBC           20.250      22.000        23.875      35.0     46.7      59.2     60.0
HMLK           12.875      12.875        13.000      28.8     28.8      30.0     30.0
GSLA           13.375      13.750        14.000      33.8     37.5      40.0     43.8
MRKF           12.938      12.250        12.625      29.4     22.5      26.3     28.8
EFBC           13.250      13.500        13.750      32.5     35.0      37.5     31.3
FAB            13.625      14.125        14.875      36.3     41.3      48.8     46.3
RSLN           15.000      15.938        16.000      50.0     59.4      60.0     74.4
AFBC           12.875      12.938        14.000      28.8     29.4      40.0     36.3
HCFC               NA      12.500        13.500        NA     25.0      35.0     32.5
CENB           62.625      66.000        65.125      25.3     32.0      30.3     38.0
SCBS           13.000      13.750        13.500      30.0     37.5      35.0     37.5
BFFC           12.313      12.500        13.875      23.1     25.0      38.8     60.0
RIVR           13.688      13.875        15.000      36.9     38.8      50.0     45.0

Maximum        62.625      66.000        65.125      50.0     59.4      60.0     74.4
Minimum        12.313      12.250        12.625      23.1     22.5      26.3     28.8
Average        17.567      17.777        18.313      31.9     34.8      40.2     42.4
Median         13.250      13.625        13.938      30.0     33.5      38.1     37.8

                                       13
Source: SNL & F&C calculations

FERGUSON & COMPANY                                                  Section IV.
------------------                                                  -----------
                   Table IV.4 - Recent Pink Sheet Conversions
                         (Completed since May 31, 1996)


                                                                  Conversion
                                                                      Assets  IPO Proceeds       IPO Price
Ticker     Short Name                     State        IPO Date       ($000)        ($000)             ($)

RFFC       Rocky Ford Financial Inc.      CO           05/22/97       20,388         4,232          10.000
VBAS       Vermilion Bancorp Inc.         IL           03/26/97       35,459         3,968          10.000
IFBH       IFB Holdings Inc.              MO           12/30/96       52,587         5,925          10.000
FALN       First Allen Parish Bncp Inc.   LA           09/30/96       29,605         2,645          10.000
MDWB       Midwest Savings Bank           IL           09/23/96       36,354         1,918          10.000
LNXC       Lenox Bancorp Incorporated     OH           07/18/96       43,149         4,256          10.000
ALGC       Algiers Bancorp Incorporated   LA           07/09/96       42,450         6,480          10.000
FFFB       First Federal Finl Bncp Inc.   OH           06/04/96       51,296         6,718          10.000

Maximum                                                               52,587         6,718          10.000
Minimum                                                               20,388         1,918          10.000
Average                                                               38,911         4,518          10.000
Median                                                                39,402         4,244          10.000

                                       14
Source: SNL & F&C calculations

FERGUSON & COMPANY                                                  Section IV.
------------------                                                  -----------
                   Table IV.4 - Recent Pink Sheet Conversions
                         (Completed since May 31, 1996)

                   Conversion Pricing Ratios
          ----------------------------------------------
             Price/     Price/     Price/    Price/     Current    Current       Current
          Pro-Forma  Pro-Forma  Pro-Forma  Adjusted       Stock     Price/   Price/ Tang
         Book Value  ang. Book   Earnings    Assets       Price Book Value    Book Value
                (%)        (%)        (x)       (%)         ($)        (%)           (%)

RFFC          68.8        68.8       17.7      17.2      13.000        NA           NA
VBAS          71.4        71.4         NA      10.1      12.125      77.3         77.3
IFBH          73.1        73.1       14.3      10.1      12.625      87.7         87.7
FALN          65.5        65.5        8.8       8.2      16.500     101.0        101.0
MDWB          65.1        65.1         NA       5.0      13.000      86.0         86.0
LNXC          59.6        59.6       40.9       9.0      14.500      85.4         85.4
ALGC          69.0        69.0       18.8      13.2      13.000      86.5         86.5
FFFB          64.5        64.5       13.2      11.6      14.125      88.6         88.6

Maximum       73.1        73.1       40.9      17.2      16.500     101.0        101.0
Minimum       59.6        59.6        8.8       5.0      12.125      77.3         77.3
Average       67.1        67.1       19.0      10.6      13.609      87.5         87.5
Median        67.2        67.2       16.0      10.1      13.000      86.5         86.5



                                       15
Source: SNL & F&C calculations

FERGUSON & COMPANY                                                  Section IV.
------------------                                                  -----------
                   Table IV.4 - Recent Pink Sheet Conversions
                         (Completed since May 31, 1996)

                                                           Post Conversion Increase (Decrease)
           Current     Price One   Price One    Price One  -----------------------------------
            Price/     Day After  Week After  Month After      One      One      One       To
          Earnings    Conversion  Conversion   Conversion      Day     Week    Month     Date
               (x)           ($)         ($)          ($)      (%)      (%)      (%)      (%)

RFFC            NA        13.000      13.125           NA     30.0     31.3       NA     30.0
VBAS            NA        12.375      12.250       12.125     23.8     22.5     21.3     21.3
IFBH          13.2        12.250      12.500       12.375     22.5     25.0     23.8     26.3
FALN          14.7        13.250      13.500       13.750     32.5     35.0     37.5     65.0
MDWB          11.2        10.250      11.000       11.125      2.5     10.0     11.3     30.0
LNXC          20.1         9.875      10.000       11.375     (1.3)     -       13.8     45.0
ALGC          32.5        10.750      10.250       11.063      7.5      2.5     10.6     30.0
FFFB          25.2        10.750      10.750       10.500      7.5      7.5      5.0     41.3

Maximum       32.5        13.250      13.500       13.750     32.5     35.0     37.5     65.0
Minimum       11.2         9.875      10.000       10.500     (1.3)     -        5.0     21.3
Average       19.5        11.563      11.672       11.759     15.6     16.7     17.6     36.1
Median        17.4        11.500      11.625       11.375     15.0     16.3     13.8     30.0

                                       16
Source: SNL & F&C calculations

FERGUSON & COMPANY                                                  Section IV.
------------------                                                  -----------
                                   Table IV.5
                          Comparison of Pricing Ratios

                        Workingmens        Group         Percent Premium
                            Savings     Compared to      (Discount) Versus
                                     ------------------ ------------------
                             Bank     Average    Median   Average  Median
                           --------  -------------------------------------
Comparison of PE ratio at
  midpoint to:
-------------------------
Comparative group               15.2      25.9      22.5     (41.3)   (32.4)
Pennsylvania thrifts            15.2      15.2      15.6       -       (2.6)
Mid-Atlantic Region thrifts     15.2      15.8      15.1      (3.8)     0.7
All public thrifts              15.2      16.0      15.5      (5.0)    (1.9)
Recent conversions              15.2      20.9      17.9     (27.3)   (15.1)
Recent pink sheet conversions   15.2      19.0      16.0     (20.0)    (5.0)

Comparison of PE ratio at
  maximum to:
-------------------------
Comparative group               16.6      25.9      22.5     (35.9)   (26.2)
Pennsylvania thrifts            16.6      15.2      15.6       9.2      6.4
Mid-Atlantic Region thrifts     16.6      15.8      15.1       5.1      9.9
All public thrifts              16.6      16.0      15.5       3.8      7.1
Recent conversions              16.6      20.9      17.9     (20.6)    (7.3)
Recent pink sheet conversions   16.6      19.0      16.0     (12.6)     3.8

Comparison of PE ratio at
  supermaximum to:
-------------------------
Comparative group               17.9      25.9      22.5     (30.9)   (20.4)
Pennsylvania thrifts            17.9      15.2      15.6      17.8     14.7
Mid-Atlantic Region thrifts     17.9      15.8      15.1      13.3     18.5
All public thrifts              17.9      16.0      15.5      11.9     15.5
Recent conversions              17.9      20.9      17.9     (14.4)     -
Recent pink sheet conversions   17.9      19.0      16.0      (5.8)    11.9

Comparison of PB ratio at
  midpoint to:
-------------------------
Comparative group               63.5      99.9      97.7     (36.4)   (35.0)
Pennsylvania thrifts            63.5     139.3     141.5     (54.4)   (55.1)
Mid-Atlantic Region thrifts     63.5     138.4     136.5     (54.1)   (53.5)
All public thrifts              63.5     139.6     133.3     (54.5)   (52.4)
Recent conversions              63.5      71.6      71.8     (11.3)   (11.6)
Recent pink sheet conversions   63.5      67.1      67.2      (5.4)    (5.5)

Comparison of PB ratio at
  maximum to:
-------------------------
Comparative group               67.3      99.9      97.7     (32.6)   (31.1)
Pennsylvania thrifts            67.3     139.3     141.5     (51.7)   (52.4)
Mid-Atlantic Region thrifts     67.3     138.4     136.5     (51.4)   (50.7)
All public thrifts              67.3     139.6     133.3     (51.8)   (49.5)
Recent conversions              67.3      71.6      71.8      (6.0)    (6.3)
Recent pink sheet conversions   67.3      67.1      67.2       0.3      0.1

Comparison of PB ratio at
  supermaximum to:
-------------------------
Comparative group               71.1      99.9      97.7     (28.8)   (27.2)
Pennsylvania thrifts            71.1     139.3     141.5     (49.0)   (49.8)
Mid-Atlantic Region thrifts     71.1     138.4     136.5     (48.6)   (47.9)
All public thrifts              71.1     139.6     133.3     (49.1)   (46.7)
Recent conversions              71.1      71.6      71.8      (0.7)    (1.0)
Recent pink sheet conversions   71.1      67.1      67.2       6.0      5.8

                                       17
Source: SNL & F&C calculations

FERGUSON & COMPANY                                                  Section IV.
------------------                                                  -----------
                            Figure IV.1 - SNL Index
                                            % CHANGE SINCE
                                           ---------------------------
                                       SNL PREVIOUS
                             DATE    INDEX     DATE  12/31/95 12/31/96
                             ----    -----     ----  -----------------
                           12/31/90   96.6
                           12/31/91  143.9    49.0%
                           12/31/92  201.1    39.7%
                           12/31/93  252.5    25.6%
                           12/31/94  244.7    -3.1%
                           12/31/95  376.5    53.9%
                            3/31/96  382.1     1.5%      1.5%
                            6/30/96  377.2    -1.3%      0.2%
                            9/30/96  429.3    13.8%     14.0%
                           12/31/96  483.6    12.6%     28.4%
                            3/31/97  527.7     9.1%     40.2%     9.1%
                            4/30/97  537.2     1.8%     42.7%    11.1%
                            5/30/97  577.9     7.6%     53.5%    19.5%
                            6/6/97   590.8     2.2%     56.9%    22.2%

                               [GRAPHIC OMITTED]

                                       18
Source: SNL & F&C calculations

FERGUSON & COMPANY                                                  Section IV.
------------------                                                  -----------
                          Figure IV.2 - Interest Rates

          ----------------------------------------------------------------------
                                          1 Year   5 Year   10 Year   30 Year
                              Fed Fds*   (T-bill   Treas.    Treas.   Treas.
          ----------------------------------------------------------------------

          10/25/96                5.22      5.52    6.25     6.53       6.81
          11/18/96                5.21      5.39    5.96     6.19       6.46
          11/29/96                5.30      5.41    5.90     6.12       6.41
          12/13/96                5.22      5.45    6.03     6.27       6.53
          12/20/96                5.38      5.51    6.15     6.40       6.63
          12/31/96                5.18      5.48    6.12     6.34       6.58
          1/17/97                 5.19      5.60    6.33     6.56       6.81
          1/31/97                 5.18      5.60    6.36     6.62       6.89
          2/14/97                 5.05      5.48    6.14     6.37       6.65
          2/27/97                 5.16      5.52    6.25     6.45       6.71
          3/14/97                 5.19      5.69    6.41     6.58       6.85
          3/31/97                 5.40      5.91    6.75     6.96       7.15
           4/4/97                 5.86      5.99    6.75     6.90       7.10
          4/18/97                 5.48      6.00    6.80     6.92       7.13
          4/30/97                 5.45      5.89    6.57     6.71       6.95
          5/16/97                 5.49      5.85    6.54     6.68       6.90
          5/30/97                 5.43      5.85    6.60     6.75       6.99
           6/6/97                 5.54      5.76    6.50     6.64       6.89
          ----------------------------------------------------------------------
         (*) Seven-day average for week ending two days earlier than date shown.

                Rates From October 26, 1996 Through June 6, 1997

                               [GRAPHIC OMITTED]

          ----------------------------------------------------------------------
                                          1 Year   5 Year   10 Year   30 Year
                              Fed Fds*   (T-bill   Treas.    Treas.   Treas.
          ----------------------------------------------------------------------

           6/6/97                 5.54      5.76     6.50      6.64       6.89
          ----------------------------------------------------------------------

                              Current Yield Curve

                               [GRAPHIC OMITTED]

                                       19

Source: Financial Data, Federal Reserve Bank of St. Louis, Missouri

                                    EXHIBITS

                                    EXHIBIT I

FERGUSON & COMPANY
------------------
                         Exhibit I - Firm Qualifications


         Ferguson & Company (F&C), is a financial, economic, and regulatory consulting firm providing services to financial institutions. It is located in Irving, Texas. Its services to financial institutions include:

-      Mergers and acquisition services

-      Business plans

-      Fairness opinions and conversion appraisals

-      Litigation support

-      Operational and efficiency consulting

-      Human resources evaluation and management

         F&C developed several financial institution databases of information derived from periodic financial reports filed with regulatory authorities by financial institutions. For example, F&C developed TAFS and BankSource. TAFS includes thrifts filing TFR's with the OTS and BankSource includes banks and savings banks filing call reports with the FDIC. Both databases of information include information from the periodic reports plus numerous calculations derived from F&C's analysis. In addition, both databases are interactive, permitting the user to conduct merger analysis, do peer group comparisons, and a number of other items. In 1994, F&C sold its electronic publishing segment to Sheshunoff Information Services Inc., Austin, Texas.

         Brief biographical information is presented below on F&C's principals:

WILLIAM C. FERGUSON, MANAGING PARTNER
-------------------------------------

Mr. Ferguson has approximately 30 years of experience providing various services to financial institutions. He was a partner in a CPA firm prior to founding F&C in 1984. Mr. Ferguson is a frequent speaker for financial institution seminars and he has testified before Congressional Committees several times on his analysis of the state of the thrift industry. Mr. Ferguson has a B.A. degree from Austin Peay University and an M.S. degree from the University of Tennessee. He is a CPA.

CHARLES M. HEBERT, PRINCIPAL
----------------------------

Mr. Hebert has over 30 years of experience providing services to and managing financial institutions. He spent 7 years as a national bank examiner, 14 years in bank management, 5 years in thrift management, and has spent the last 8 years on the F&C consulting staff. Mr. Hebert holds a B.S. degree from Louisiana State University.

ROBIN L. FUSSELL, PRINCIPAL
---------------------------

Mr. Fussell has over 25 years of experience providing professional services to and managing financial institutions. He worked on the audit staff of a "Big Six" accounting firm for 12 years, served as CFO of a thrift for 3 years, and has worked in financial institution consulting for the last 13 years. He is a co-founder of F&C. He holds a B.S. degree from East Carolina University. He is a CPA.

                                   EXHIBIT II

FERGUSON & COMPANY
------------------

           Exhibit II.1 - Selected Publicly Held Mid-Atlantic Thrifts

                                                                                Deposit                      Current
                                                                                Insurance                      Stock
                                                                                Agency                         Price
Ticker    Short Name                       City              State    Region    (BIF/SAIF) ExchangeIPO Date      ($)

ALBC      Albion Banc Corp.                Albion            NY       MA        SAIF       NASDAQ       07/26/93  23.000
ALBK      ALBANK Financial Corporation     Albany            NY       MA        SAIF       NASDAQ       04/01/92  37.250
ANBK      American National Bancorp        Baltimore         MD       MA        SAIF       NASDAQ       10/31/95  14.750
ASFC      Astoria Financial Corporation    Lake Success      NY       MA        SAIF       NASDAQ       11/18/93  42.375
CVAL      Chester Valley Bancorp Inc.      Downingtown       PA       MA        SAIF       NASDAQ       03/27/87  19.750
DME       Dime Bancorp Inc.                New York          NY       MA        BIF        NYSE         08/19/86  17.750
EQSB      Equitable Federal Savings Bank   Wheaton           MD       MA        SAIF       NASDAQ       09/10/93  34.000
ESBK      Elmira Savings Bank (The)        Elmira            NY       MA        BIF        NASDAQ       03/01/85  20.750
FBBC      First Bell Bancorp Inc.          Pittsburgh        PA       MA        SAIF       NASDAQ       06/29/95  14.875
FFIC      Flushing Financial Corp.         Flushing          NY       MA        BIF        NASDAQ       11/21/95  19.375
FIBC      Financial Bancorp Inc.           Long Island City  NY       MA        SAIF       NASDAQ       08/17/94  17.250
FKFS      First Keystone Financial         Media             PA       MA        SAIF       NASDAQ       01/26/95  22.750
FMCO      FMS Financial Corporation        Burlington        NJ       MA        SAIF       NASDAQ       12/14/88  19.750
FSBI      Fidelity Bancorp Inc.            Pittsburgh        PA       MA        SAIF       NASDAQ       06/24/88  20.000
FSLA      First Savings Bank, MHC          Woodbridge        NJ       MA        SAIF       NASDAQ       07/10/92  24.750
FSPG      First Home Bancorp Inc.          Pennsville        NJ       MA        SAIF       NASDAQ       04/20/87  19.250
GAF       GA Financial Inc.                Pittsburgh        PA       MA        SAIF       AMSE         03/26/96  16.563
GPT       GreenPoint Financial Corp.       New York          NY       MA        BIF        NYSE         01/28/94  62.625
HARL      Harleysville Savings Bank        Harleysville      PA       MA        SAIF       NASDAQ       08/04/87  22.125
HARS      Harris Savings Bank, MHC         Harrisburg        PA       MA        SAIF       NASDAQ       01/25/94  20.750
HAVN      Haven Bancorp Inc.               Woodhaven         NY       MA        SAIF       NASDAQ       09/23/93  34.000
HRBF      Harbor Federal Bancorp Inc.      Baltimore         MD       MA        SAIF       NASDAQ       08/12/94  17.000
IFSB      Independence Federal Savings     Washington        DC       MA        SAIF       NASDAQ       06/06/85   8.875
JSBF      JSB Financial Inc.               Lynbrook          NY       MA        BIF        NASDAQ       06/27/90  44.625
LARL      Laurel Capital Group Inc.        Allison Park      PA       MA        SAIF       NASDAQ       02/20/87  21.250
LFBI      Little Falls Bancorp Inc.        Little Falls      NJ       MA        SAIF       NASDAQ       01/05/96  13.000
LFED      Leeds Federal Savings Bk, MHC    Baltimore         MD       MA        SAIF       NASDAQ       05/02/94  18.000
LISB      Long Island Bancorp Inc.         Melville          NY       MA        SAIF       NASDAQ       04/18/94  35.125
LVSB      Lakeview Financial               West Paterson     NJ       MA        SAIF       NASDAQ       12/22/93  29.625
MBB       MSB Bancorp Inc.                 Goshen            NY       MA        BIF        AMSE         09/03/92  18.125
MBB       MSB Bancorp, Inc.                Goshen            NY       MA        BIF        AMSE         NA        18.125
MFSL      Maryland Federal Bancorp         Hyattsville       MD       MA        SAIF       NASDAQ       06/02/87  45.000
MLBC      ML Bancorp Inc.                  Villanova         PA       MA        SAIF       NASDAQ       08/11/94  18.438
NWSB      Northwest Savings Bank, MHC      Warren            PA       MA        SAIF       NASDAQ       11/07/94  14.375
NYB       New York Bancorp Inc.            Douglaston        NY       MA        SAIF       NYSE         01/28/88  32.875
PBCI      Pamrapo Bancorp Inc.             Bayonne           NJ       MA        SAIF       NASDAQ       11/14/89  19.750
PBIX      Patriot Bank Corp.               Pottstown         PA       MA        SAIF       NASDAQ       12/04/95  16.000
PEEK      Peekskill Financial Corp.        Peekskill         NY       MA        SAIF       NASDAQ       12/29/95  14.000
PFNC      Progress Financial Corporation   Blue Bell         PA       MA        SAIF       NASDAQ       07/18/83   9.125
PFSB      PennFed Financial Services Inc   West Orange       NJ       MA        SAIF       NASDAQ       07/15/94  25.188
PSBK      Progressive Bank Inc.            Fishkill          NY       MA        BIF        NASDAQ       08/01/84  27.250
PULS      Pulse Bancorp                    South River       NJ       MA        SAIF       NASDAQ       09/18/86  18.250
PVSA      Parkvale Financial Corporation   Monroeville       PA       MA        SAIF       NASDAQ       07/16/87  28.375
PWBC      PennFirst Bancorp Inc.           Ellwood City      PA       MA        SAIF       NASDAQ       06/13/90  13.500
QCSB      Queens County Bancorp Inc.       Flushing          NY       MA        BIF        NASDAQ       11/23/93  41.625
RARB      Raritan Bancorp Inc.             Raritan           NJ       MA        BIF        NASDAQ       03/01/87  29.500
RELY      Reliance Bancorp Inc.            Garden City       NY       MA        SAIF       NASDAQ       03/31/94  24.625
ROSE      TR Financial Corp.               Garden City       NY       MA        BIF        NASDAQ       06/29/93  21.625
SFED      SFS Bancorp Inc.                 Schenectady       NY       MA        SAIF       NASDAQ       06/30/95  16.625
SFIN      Statewide Financial Corp.        Jersey City       NJ       MA        SAIF       NASDAQ       10/02/95  16.250
SKAN      Skaneateles Bancorp Inc.         Skaneateles       NY       MA        BIF        NASDAQ       06/02/86  18.500
THRD      TF Financial Corporation         Newtown           PA       MA        SAIF       NASDAQ       07/13/94  18.000
TPNZ      Tappan Zee Financial Inc.        Tarrytown         NY       MA        SAIF       NASDAQ       10/05/95  16.500
WSB       Washington Savings Bank, FSB     Waldorf           MD       MA        SAIF       AMSE         NA         4.875


                                       1
Source: SNL & F&C calculations

FERGUSON & COMPANY
------------------

           Exhibit II.1 - Selected Publicly Held Mid-Atlantic Thrifts

                                                                                Deposit                      Current
                                                                                Insurance                      Stock
                                                                                Agency                         Price
Ticker    Short Name                       City              State    Region    (BIF/SAIF) ExchangeIPO Date      ($)

WSFS      WSFS Financial Corporation       Wilmington        DE       MA        BIF        NASDAQ       11/26/86  13.000
WVFC      WVS Financial Corporation        Pittsburgh        PA       MA        SAIF       NASDAQ       11/29/93  24.750
YFED      York Financial Corp.             York              PA       MA        SAIF       NASDAQ       02/01/84  20.000

Maximum                                                                                                           62.625
Minimum                                                                                                            4.875
Average                                                                                                           22.727
Median                                                                                                            19.750


Source: SNL & F&C calculations

FERGUSON & COMPANY
------------------

          Exhibit II. 1 - Selected Publicly Held Mid-Atlantic Thrifts

                                                                                                  Tangible
                 Current     Price/  Current   Current           Current         Total  Equity/   Equity/
                  Market        LTM   Price/  Price/ T   Price/  Dividend       Assets   Assets   TAssets
Ticker             Value   Core EPS   Book V    Book V   Assets    Yield         ($000)     (%)       (%)
                    ($M)        (x)      (%)       (%)      (%)      (%)           MRQ      MRQ       MRQ

ALBC                6.05       24.5     97.4      97.4      8.7     1.35        66,316      8.9       8.9
ALBK              476.26       15.1    148.4     171.1     13.7     1.61     3,496,331      9.2       8.1
ANBK               53.29       17.0    112.8     112.8     10.6     0.81       505,318      9.0       9.0
ASFC              900.16       15.8    154.0     185.1     11.7     1.42     7,689,409      7.6       6.4
CVAL               40.56       15.6    155.3     155.3     13.3     2.23       305,187      8.6       8.6
DME             1,868.35       13.5    177.3     178.9     10.1      -      18,464,786      5.7       5.7
EQSB               20.47       10.2    136.5     136.5      6.9      -         296,002      5.1       5.1
ESBK               14.66       24.1    102.7     107.3      6.6     3.08       222,618      6.3       6.1
FBBC              101.19       12.6    139.9     139.9     14.3     2.69       709,011     10.2      10.2
FFIC              156.70       23.3    120.6     120.6     19.3     1.24       811,189     16.0      16.0
FIBC               29.63       12.8    115.1     115.7     11.2     2.32       269,197      9.7       9.7
FKFS               27.93       11.6    125.6     125.6      8.9     0.88       314,637      7.1       7.1
FMCO               47.13        9.6    135.4     138.2      8.5     1.01       553,599      6.3       6.2
FSBI               30.85       12.1    135.0     135.0      9.4     1.80       327,896      7.0       7.0
FSLA              179.37       20.6    190.4     214.8     17.5     1.94     1,024,715      9.2       8.2
FSPG               52.14       10.8    155.7     158.6     10.3     2.08       508,243      6.6       6.5
GAF               132.25       18.8    110.9     110.9     20.8     2.42       670,342     17.3      17.3
GPT             2,936.36       20.7    181.2     316.1     22.1     1.60    13,261,221     10.8       6.5
HARL               36.53       12.2    172.6     172.6     11.0     1.81       332,558      6.4       6.4
HARS              232.84       22.6    151.4     175.4     12.0     2.80     1,943,327      7.9       6.9
HAVN              147.31       10.3    147.0     147.6      8.5     1.77     1,727,798      5.8       5.8
HRBF               29.83       20.0    105.7     105.7     13.6     2.35       219,462     12.9      12.9
IFSB               11.36       13.7     66.3      75.6      4.3     2.48       262,753      6.5       5.8
JSBF              439.07       18.1    129.3     129.3     28.7     3.14     1,530,902     22.2      22.2
LARL               30.64       11.8    146.5     146.5     15.3     2.07       208,577     10.4      10.4
LFBI               35.69       24.5     91.0      98.9     11.8     0.92       303,384     12.9      12.0
LFED               62.19       20.2    136.3     136.3     22.1     4.22       281,899     16.2      16.2
LISB              851.02       21.2    162.5     164.1     14.6     1.71     5,814,296      9.0       8.9
LVSB               68.21       16.9    148.8     186.1     14.2     0.84       481,646      9.5       7.8
MBB                51.42       18.0     91.9     214.0      6.3     3.31       810,679      8.4       4.7
MBB                51.42       18.0     91.9     214.0      6.3     3.31       810,679      8.4       4.7
MFSL              144.46       15.5    151.7     153.7     12.8     1.78     1,128,483      8.4       8.3
MLBC              192.04       17.2    141.5        NA      9.8     2.17     1,959,847      6.9        NA
NWSB              336.03       17.1    173.2     184.5     16.8     2.23     1,997,563      9.7       9.2
NYB               533.00       14.2    335.1     335.1     17.0     1.83     3,174,997      5.1       5.1
PBCI               56.15       14.7    120.2     121.2     15.4     5.06       367,360     12.8      12.7
PBIX               67.62       20.3    126.0     126.0     11.5     2.19       594,055      8.1       8.1
PEEK               44.84       18.9     96.0      96.0     24.6     2.57       182,594     25.6      25.6
PFNC               34.80       16.9    165.3     188.5      8.7     0.88       400,366      5.2       4.6
PFSB              121.44       12.3    118.8     144.0      9.7     1.11     1,252,387      7.5       6.3
PSBK              104.23       11.1    142.2     160.5     11.9     2.50       877,667      8.4       7.5
PULS               55.97       11.3    138.9     138.9     10.8     3.84       515,936      7.8       7.8
PVSA              115.21       11.9    158.4     159.8     11.9     1.83       972,597      7.5       7.4
PWBC               52.80       12.2    105.7     115.9      7.5     2.67       706,237      7.1       6.5
QCSB              463.59       20.3    196.2     196.2     33.8     1.92     1,373,295     15.0      15.0
RARB               46.91       13.4    156.9     159.8     12.0     2.44       375,138      7.7       7.6
RELY              215.80       14.1    140.2     200.0     11.3     2.60     1,926,800      8.0       5.8
ROSE              378.84       14.0    169.3     169.3     11.2     2.41     3,404,326      6.2       6.2
SFED               20.55       15.0     96.3      96.3     12.5     1.68       168,841     13.0      13.0
SFIN               77.28       12.7    123.0     123.3     11.5     2.46       677,384      9.3       9.3
SKAN               17.61       12.2    106.3     109.9      7.3     2.16       241,425      6.9       6.7
THRD               73.57       16.4     97.2     111.6     11.4     2.22       644,368     10.8       9.6
TPNZ               25.31       20.1    119.2     119.2     20.8     1.21       121,841     17.4      17.4
WSB                20.57       11.6     96.3      96.3      8.0     2.05       256,632      8.3       8.3

                                       3
Source: SNL & F&C calculations

FERGUSON & COMPANY
------------------

          Exhibit II. 1 - Selected Publicly Held Mid-Atlantic Thrifts

                                                                                                  Tangible
                 Current     Price/  Current   Current           Current         Total  Equity/   Equity/
                  Market        LTM   Price/  Price/ T   Price/  Dividend       Assets   Assets   TAssets
Ticker             Value   Core EPS   Book V    Book V   Assets    Yield         ($000)     (%)       (%)
                    ($M)        (x)      (%)       (%)      (%)      (%)           MRQ      MRQ       MRQ
WSFC              162.89       10.0    214.9     217.0     11.0      -       1,478,119      5.1       5.1
WVFC               43.24       12.3    120.7     120.7     15.4     3.23       279,894     12.7      12.7
YFED              139.42       16.5    143.0     143.0     12.1     3.00     1,157,356      8.4       8.4

Maximum         2,936.36       24.5    335.1     335.1     33.8     5.06    18,464,786     25.6      25.6
Minimum             6.05        9.6     66.3      75.6      4.3      -          66,316      5.1       4.6
Average           222.19       15.8    138.4     151.3     13.0     2.06     1,587,009      9.6       9.1
Median             62.19       15.1    136.5     141.4     11.7     2.08       644,368      8.4       7.9

                                        4
Source: SNL & F&C calculations

FERGUSON & COMPANY
------------------

          Exhibit II. 1 - Selected Publicly Held Mid-Atlantic Thrifts


                         Core     Core     Core                           NPAs/   Price/     Core     Core     Core
Ticker                    EPS     ROAA     ROAE   Merger         Current Assets     Core      EPS     ROAA     ROAE
                          ($)      (%)      (%)   Target?        Pricing    (%)      EPS      ($)      (%)      (%)
                          LTM      LTM      LTM   (Y/N)             Date    MRQ      (x)      MRQ      MRQ      MRQ

ALBC                     0.94     0.38     3.90      N          06/06/97     NA     12.8     0.45     0.69     7.68
ALBK                     2.46     1.01    10.83      N          06/06/97   0.74     13.9     0.67     1.07    11.62
ANBK                     0.87     0.65     6.68      N          06/06/97     NA     13.2     0.28     0.79     8.70
ASFC                     2.68     0.77     9.62      N          06/06/97   0.45     14.9     0.71     0.82    10.35
CVAL                     1.27     0.92    10.26      N          06/06/97   0.47     14.5     0.34     0.96    10.98
DME                     11.32     0.72    13.84      N          06/06/97   2.36     14.8     0.30     0.66    12.14
EQSB                     3.33     0.76    14.87      N          06/06/97   0.68      8.5     1.00     0.88    17.51
ESBK                     0.86     0.28     4.32      N          06/06/97   0.82     22.6     0.23     0.29     4.53
FBBC                     1.18     1.40     8.44      N          06/06/97   0.09     13.3     0.28     1.14     9.70
FFIC                     0.83     0.86     4.92      N          06/06/97   0.27     19.4     0.25     0.97     5.69
FIBC                     1.35     0.89     8.79      N          06/06/97     NA     12.3     0.35     0.88     8.93
FKFS                     1.96     0.77    10.01      N          06/06/97   2.45     10.9     0.52     0.77    10.73
FMCO                     2.06     0.98    14.96      N          06/06/97   1.07      9.0     0.55     1.00    15.69
FSBI                     1.66     0.84    12.04      N          06/06/97   0.35     12.8     0.39     0.80    11.47
FSLA                     1.20     0.89     9.56      N          06/06/97   0.57     18.2     0.34     0.98    10.65
FSPG                     1.78     0.99    15.16      N          06/06/97   0.79     10.5     0.46     1.00    15.12
GAF                      0.88     1.19     5.64      N          06/06/97   0.12     18.0     0.23     1.12     6.00
GPT                     23.03     0.96     8.96      N          06/06/97   2.84     19.3     0.81     1.04     9.35
HARL                     1.82     0.98    15.27      N          06/06/97   0.11     11.1     0.50     1.04    16.42
HARS                     0.92     0.59     6.48      N          06/06/97   0.67     16.7     0.31     0.78     9.03
HAVN                     3.30     0.90    14.67      N          06/06/97   0.78     11.5     0.74     0.82    14.18
HRBF                     0.85     0.68     5.10      N          06/06/97   0.13     17.7     0.24     0.72     5.62
IFSB                     0.65     0.33     4.92      N          06/06/97     NA     11.1     0.20     0.39     5.96
JSBF                     2.47     1.68     7.73      N          06/06/97   1.00     17.7     0.63     1.69     7.65
LARL                     1.80     1.43    13.48      N          06/06/97   0.51     11.6     0.46     1.41    13.36
LFBI                     0.53     0.49     3.43      N          06/06/97   0.90     19.1     0.17     0.59     4.43
LFED                     0.89     1.12     6.93      N          06/06/97   0.02     18.0     0.25     1.23     7.61
LISB                     1.66     0.73     7.57      N          06/06/97   1.04     19.5     0.45     0.73     8.10
LVSB                     1.75     0.95     9.52      N          06/06/97     NA     13.5     0.55     1.14    11.56
MBB                      1.01     0.48     5.76      N          06/06/97   0.70     18.1     0.25     0.49     5.53
MBB                      1.01     0.48     5.76      N          06/06/97   0.70     18.1     0.25     0.49     5.53
MFSL                     2.90     0.84    10.17      N          06/06/97   0.38     16.3     0.69     0.77     9.23
MLBC                     1.07     0.65     8.57      N          06/06/97     NA     23.1     0.20     0.48     6.42
NWSB                     0.84     1.00     9.92      N          06/06/97   0.84     18.0     0.20     0.95     9.66
NYB                      2.31     1.36    25.36      N          06/06/97   1.14     13.3     0.62     1.36    26.10
PBCI                     1.34     1.19     7.86      N          06/06/97   2.28     12.3     0.40     1.37     9.32
PBIX                     0.79     0.63     5.80      N          06/06/97   0.13     21.1     0.19     0.52     6.06
PEEK                     0.74     1.38     4.78      N          06/06/97   0.74     20.6     0.17     1.15     4.43
PFNC                     0.54     0.55    10.45      N          06/06/97   1.36     19.0     0.12     0.47     9.15
PFSB                     2.05     0.84    10.45      N          06/06/97   0.69     11.5     0.55     0.85    11.30
PSBK                     2.46     1.07    13.23      N          06/06/97   0.82     12.6     0.54     0.94    11.30
PULS                     1.62     1.07    12.54      N          06/06/97   0.59     10.1     0.45     1.11    14.26
PVSA                     2.38     1.06    14.68      N          06/06/97   0.24     11.6     0.61     1.06    14.76
PWBC                     1.11     0.64     8.73      N          06/06/97   0.58     11.3     0.30     0.67     9.11
QCSB                     2.05     1.72    11.02      N          06/06/97   0.61     15.8     0.66     2.12    14.19
RARB                     2.21     1.02    13.32      N          06/06/97   0.46     12.7     0.58     1.06    13.56
RELY                     1.75     0.84    10.00      N          06/06/97   0.73     13.4     0.46     0.86    10.47
ROSE                     1.55     0.86    13.75      N          06/06/97   0.38     13.5     0.40     0.85    13.69
SFED                     1.11     0.82     6.26      N          06/06/97   0.68     21.9     0.19     0.54     4.19
SFIN                     1.28     0.87     8.80      N          06/06/97   0.41     12.7     0.32     0.82     8.57
SKAN                     1.52     0.62     9.13      N          06/06/97   1.52     11.9     0.39     0.62     9.00
THRD                     1.10     0.75     6.23      N          06/06/97   0.33     16.1     0.28     0.69     6.26
TPNZ                     0.82     1.01     5.46      N          06/06/97     NA     22.9     0.18     0.88     4.91
WSB                      0.42     0.74     8.91      N          06/06/97     NA     24.4     0.05     0.38     4.53







                                            5
Source: SNL & F&C calculations

FERGUSON & COMPANY
------------------

          Exhibit II. 1 - Selected Publicly Held Mid-Atlantic Thrifts

                         Core     Core     Core                           NPAs/   Price/     Core     Core     Core
Ticker                    EPS     ROAA     ROAE   Merger         Current Assets     Core      EPS     ROAA     ROAE
                          ($)      (%)      (%)   Target?        Pricing    (%)      EPS      ($)      (%)      (%)
                          LTM      LTM      LTM   (Y/N)             Date    MRQ      (x)      MRQ      MRQ      MRQ

WSFS                     1.30     1.33    22.77      N          06/06/97   2.09     10.2     0.32     1.15    21.25
WVFC                     2.01     1.32    10.14      N          06/06/97   0.31     11.9     0.52     1.33    10.31
YFED                     1.21     0.76     9.30      N          06/06/97   1.43     13.5     0.37     0.91    11.15

Maximum                  3.33     1.72    25.36                            2.84     24.4     1.00     2.12    26.10
Minimum                  0.42     0.28     3.43                            0.02      8.5     0.05     0.29     4.19
Average                  1.52     0.90     9.77                            0.80     15.2     0.40     0.90    10.09
Median                   1.32     0.86     9.30                            0.68     13.5     0.37     0.88     9.35





                                        6
Source: SNL & F&C calculations

FERGUSON & COMPANY
------------------

           Exhibit II.2 - Selected Publicly Held Pennsylvania Thrifts


                                                                              Deposit                              Current
                                                                              Insurance                              Stock
                                                                              Agency                                 Price
Ticker     Short Name                        City              State Region   (BIF/SAIF)    ExchangIPO Date            ($)

CVAL       Chester Valley Bancorp Inc.       Downingtown       PA    MA       SAIF          NASDAQ     03/27/87     19.750
FBBC       First Bell Bancorp Inc.           Pittsburgh        PA    MA       SAIF          NASDAQ     06/29/95     14.875
FKFS       First Keystone Financial          Media             PA    MA       SAIF          NASDAQ     01/26/95     22.750
FSBI       Fidelity Bancorp Inc.             Pittsburgh        PA    MA       SAIF          NASDAQ     06/24/88     20.000
GAF        GA Financial Inc.                 Pittsburgh        PA    MA       SAIF          AMSE       03/26/96     16.563
HARL       Harleysville Savings Bank         Harleysville      PA    MA       SAIF          NASDAQ     08/04/87     22.125
HARS       Harris Savings Bank, MHC          Harrisburg        PA    MA       SAIF          NASDAQ     01/25/94     20.750
LARL       Laurel Capital Group Inc.         Allison Park      PA    MA       SAIF          NASDAQ     02/20/87     21.250
MLBC       ML Bancorp Inc.                   Villanova         PA    MA       SAIF          NASDAQ     08/11/94     18.438
NWSB       Northwest Savings Bank, MHC       Warren            PA    MA       SAIF          NASDAQ     11/07/94     14.375
PBIX       Patriot Bank Corp.                Pottstown         PA    MA       SAIF          NASDAQ     12/04/95     16.000
PFNC       Progress Financial Corporation    Blue Bell         PA    MA       SAIF          NASDAQ     07/18/83      9.125
PVSA       Parkvale Financial Corporation    Monroeville       PA    MA       SAIF          NASDAQ     07/16/87     28.375
PWBC       PennFirst Bancorp Inc.            Ellwood City      PA    MA       SAIF          NASDAQ     06/13/90     13.500
THRD       TF Financial Corporation          Newtown           PA    MA       SAIF          NASDAQ     07/13/94     18.000
WVFC       WVS Financial Corporation         Pittsburgh        PA    MA       SAIF          NASDAQ     11/29/93     24.750
YFED       York Financial Corp.              York              PA    MA       SAIF          NASDAQ     02/01/84     20.000

Maximum                                                                                                             28.375
Minimum                                                                                                              9.125
Average                                                                                                             18.860
Median                                                                                                              19.750



                                       7
Source: SNL & F&C calculations

FERGUSON & COMPANY
------------------

           Exhibit II.2 - Selected Publicly Held Pennsylvania Thrifts

                                                                                   Tangible
       Current     Price/  Current   Current           Current     Total  Equity/   Equity/
        Market        LTM   Price/  Price/ T   Price/  Dividend   Assets   Assets   TAssets
         Value   Core EPS   Book V    Book V   Assets    Yield     ($000)     (%)       (%)
Ticker            ($M)        (x)      (%)       (%)      (%)      (%)       MRQ      MRQ       MRQ

CVAL             40.56       15.6    155.3     155.3     13.3     2.23   305,187      8.6       8.6
FBBC            101.19       12.6    139.9     139.9     14.3     2.69   709,011     10.2      10.2
FKFS             27.93       11.6    125.6     125.6      8.9     0.88   314,637      7.1       7.1
FSBI             30.85       12.1    135.0     135.0      9.4     1.80   327,896      7.0       7.0
GAF             132.25       18.8    110.9     110.9     20.8     2.42   670,342     17.3      17.3
HARL             36.53       12.2    172.6     172.6     11.0     1.81   332,558      6.4       6.4
HARS            232.84       22.6    151.4     175.4     12.0     2.80 1,943,327      7.9       6.9
LARL             30.64       11.8    146.5     146.5     15.3     2.07   208,577     10.4      10.4
MLBC            192.04       17.2    141.5        NA      9.8     2.17 1,959,847      6.9        NA
NWSB            336.03       17.1    173.2     184.5     16.8     2.23 1,997,563      9.7       9.2
PBIX             67.62       20.3    126.0     126.0     11.5     2.19   594,055      8.1       8.1
PFNC             34.80       16.9    165.3     188.5      8.7     0.88   400,366      5.2       4.6
PVSA            115.21       11.9    158.4     159.8     11.9     1.83   972,597      7.5       7.4
PWBC             52.80       12.2    105.7     115.9      7.5     2.67   706,237      7.1       6.5
THRD             73.57       16.4     97.2     111.6     11.4     2.22   644,368     10.8       9.6
WVFC             43.24       12.3    120.7     120.7     15.4     3.23   279,894     12.7      12.7
YFED            139.42       16.5    143.0     143.0     12.1     3.00 1,157,356      8.4       8.4

Maximum         336.03       22.6    173.2     188.5     20.8     3.23 1,997,563     17.3      17.3
Minimum          27.93       11.6     97.2     110.9      7.5     0.88   208,577      5.2       4.6
Average          99.27       15.2    139.3     144.4     12.3     2.18   795,519      8.9       8.8
Median           67.62       15.6    141.5     141.4     11.9     2.22   644,368      8.1       8.3



                                       8
Source: SNL & F&C calculations



                 Core     Core     Core                       NPAs/   Price/     Core     Core     Core
                  EPS     ROAA     ROAE   Merger   Current   Assets     Core      EPS     ROAA     ROAE
                  ($)      (%)      (%)   Target?  Pricing      (%)      EPS      ($)      (%)      (%)
Ticker            LTM      LTM      LTM   (Y/N)      Date       MRQ      (x)      MRQ      MRQ      MRQ
CVAL             1.27     0.92    10.26      N    06/06/97     0.47     14.5     0.34     0.96    10.98
FBBC             1.18     1.40     8.44      N    06/06/97     0.09     13.3     0.28     1.14     9.70
FKFS             1.96     0.77    10.01      N    06/06/97     2.45     10.9     0.52     0.77    10.73
FSBI             1.66     0.84    12.04      N    06/06/97     0.35     12.8     0.39     0.80    11.47
GAF              0.88     1.19     5.64      N    06/06/97     0.12     18.0     0.23     1.12     6.00
HARL             1.82     0.98    15.27      N    06/06/97     0.11     11.1     0.50     1.04    16.42
HARS             0.92     0.59     6.48      N    06/06/97     0.67     16.7     0.31     0.78     9.03
LARL             1.80     1.43    13.48      N    06/06/97     0.51     11.6     0.46     1.41    13.36
MLBC             1.07     0.65     8.57      N    06/06/97       NA     23.1     0.20     0.48     6.42
NWSB             0.84     1.00     9.92      N    06/06/97     0.84     18.0     0.20     0.95     9.66
PBIX             0.79     0.63     5.80      N    06/06/97     0.13     21.1     0.19     0.52     6.06
PFNC             0.54     0.55    10.45      N    06/06/97     1.36     19.0     0.12     0.47     9.15
PVSA             2.38     1.06    14.68      N    06/06/97     0.24     11.6     0.61     1.06    14.76
PWBC             1.11     0.64     8.73      N    06/06/97     0.58     11.3     0.30     0.67     9.11
THRD             1.10     0.75     6.23      N    06/06/97     0.33     16.1     0.28     0.69     6.26
WVFC             2.01     1.32    10.14      N    06/06/97     0.31     11.9     0.52     1.33    10.31
YFED             1.21     0.76     9.30      N    06/06/97     1.43     13.5     0.37     0.91    11.15

Maximum          2.38     1.43    15.27                        2.45     23.1     0.61     1.41    16.42
Minimum          0.54     0.55     5.64                        0.09     10.9     0.12     0.47     6.00
Average          1.33     0.91     9.73                        0.62     15.0     0.34     0.89    10.03
Median           1.18     0.84     9.92                        0.41     13.5     0.31     0.91     9.70


                                             9
Source: SNL & F&C calculations

FERGUSON & COMPANY
------------------

                   Exhibit II.3 - Selected Comparative General

                                                                                      Total                  Current   Current
                                                                        Number       Assets                    Stock    Market
                                                                            of        ($000)                   Price     Value
Ticker        Short Name                       City           State    Offices     Mst RctQ         IPO Date     ($)      ($M)
ALBC          Albion Banc Corp.                Albion         NY             2       66,316         07/26/93  23.000      6.05
CRZY          Crazy Woman Creek Bancorp        Buffalo        WY             1       52,042         03/29/96  13.625     13.69
CSBF          CSB Financial Group Inc.         Centralia      IL             2       47,996         10/09/95  12.000     11.30
HBBI          Home Building Bancorp            Washington     IN             2       46,804         02/08/95  21.000      6.54
JOAC          Joachim Bancorp Inc.             De Soto        MO             1       35,656         12/28/95  14.750     11.22
LONF          London Financial Corporation     London         OH             1       37,937         04/01/96  15.000      7.73
LXMO          Lexington B&L Financial Corp.    Lexington      MO             1       59,748         06/06/96  14.750     16.05
MIVI          Mississippi View Holding Co.     Little Falls   MN             1       69,755         03/24/95  15.000     12.28
NSLB          NS&L Bancorp Inc.                Neosho         MO             2       58,089         06/08/95  16.500     11.67
PWBK          Pennwood Bancorp Inc.            Pittsburgh     PA             3       47,929         07/15/96  15.000      9.15
RELI          Reliance Bancshares Inc.         Milwaukee      WI             1       46,836         04/19/96   7.563     19.12
SSB           Scotland Bancorp Inc             Laurinburg     NC             2       68,924         04/01/96  16.375     30.13

Maximum                                                                      3       69,755                   23.000     30.13
Minimum                                                                      1       35,656                    7.563      6.05
Average                                                                      2       53,169                   15.380     12.91
Median                                                                       2       50,019                   15.000     11.49

Source: SNL & F&C calculations

FERGUSON & COMPANY
------------------
                   Exhibit II.4 - Comparative Balance Sheets

                                           Total     Mortgage-              Investment &      Loan
                                  Total    Cash and     Backed        Net   Foreclosed   Servicing    Total     Other
                                 Assets Investments Securities      Loans  Real Estate     Rights Intangibles  Assets
                                 ($000)      ($000)     ($000)     ($000)       ($000)      ($000)   ($000)    ($000)
Short Name                          MRQ         MRQ        MRQ        MRQ          MRQ         MRQ      MRQ       MRQ

Albion Banc Corp.                66,316    15,377       3,764      47,090         105        -         -       2,855
Crazy Woman Creek Bancorp        52,042    23,478       6,347      27,582         -          -         -         982
CSB Financial Group Inc.         47,996    18,766         -        27,404         -          -         691     1,135
Home Building Bancorp            46,804    17,480       5,200      28,195         -          -         -       1,129
Joachim Bancorp Inc.             35,656    11,066          85      23,772         126        -         -         692
London Financial Corporation     37,937     8,416       3,761      28,958         -          -         -         563
Lexington B&L Financial Corp.    59,748    13,794       1,959          NA          11        -         -       1,315
Mississippi View Holding Co.     69,755    23,944       4,942      43,978          34        -         -       1,750
NS&L Bancorp Inc.                58,089    24,353       5,025      31,919         -          -         -       1,754
Pennwood Bancorp Inc.            47,929    23,920       1,959      22,058          71        -         -       1,880
Reliance Bancshares Inc.         46,836    19,130         713          NA         -           NA        NA       507
Scotland Bancorp Inc             68,924    20,252         450      47,322         -          -         -       1,350

Maximum                          69,755    24,353       6,347      47,322         126        -         691     2,855
Minimum                          35,656     8,416         -        22,058         -          -         -         507
Average                          53,169    18,331       2,850      32,828          29        -          63     1,326
Median                           50,019    18,948       2,860      28,577         -          -         -       1,225


                                       11
Source: SNL & F&C calculations

FERGUSON & COMPANY
------------------
                    Exhibit II.4 - Comparative Balance Sheets



                                     Total       Total  Subordinated    Other    Total   Preferred  Common     Total
                                  Deposits  Borrowings      Debt  Liabilities Liabilities   Equity  Equity    Equity
Short Name                          ($000)      ($000)     ($000)      ($000)   ($000)      ($000)  ($000)    ($000)
                                      MRQ          MRQ        MRQ         MRQ      MRQ         MRQ     MRQ       MRQ
Albion Banc Corp.                   50,306       9,270         -          835    60,411      -       5,905     5,905
Crazy Woman Creek Bancorp           28,131       9,007         -          414    37,552      -      14,490    14,490
CSB Financial Group Inc.            35,733         -           -          230    35,963      -      12,033    12,033
Home Building Bancorp               37,110       3,700         -          345    41,155      -       5,649     5,649
Joachim Bancorp Inc.                24,825         -           -          497    25,322      -      10,334    10,334
London Financial Corporation        29,309         800         -          291    30,400      -       7,537     7,537
Lexington B&L Financial Corp.       42,359         -           -          884    43,243      -      16,505    16,505
Mississippi View Holding Co.        55,943         -           -        1,077    57,020      -      12,735    12,735
NS&L Bancorp Inc.                   42,637       3,000         -          878    46,515      -      11,574    11,574
Pennwood Bancorp Inc.               36,413       1,472         -          710    38,595      -       9,334     9,334
Reliance Bancshares Inc.            18,045       6,000         -          317    24,362      -      22,474    22,474
Scotland Bancorp Inc                42,497         -           -        1,142    43,639      -      25,285    25,285

Maximum                             55,943       9,270         -        1,142    60,411      -      25,285    25,285
Minimum                             18,045         -           -          230    24,362      -       5,649     5,649
Average                             36,942       2,771         -          635    40,348      -      12,821    12,821
Median                              36,762       1,136         -          604    39,875      -      11,804    11,804





                                       12
Source: SNL & F&C calculations

FERGUSON & COMPANY
------------------
                   Exhibit II.4 - Comparative Balance Sheets

                                 Regulatory  Regulatory  Regulatory
                                   Tangible        Core       Total   Tangible         Core   Risk-Based       NPAs/    Reserves/
                                    Capital     Capital     Capital   Capital/     Capital/     Capital/      Assets       Assets
Short Name                           ($000)      ($000)      ($000)  Tangible  Adj Tangible Risk-Weightd         (%)          (%)
                                        MRQ         MRQ         MRQ  Assets (%)  Assets (%)   Assets (%)         MRQ          MRQ
Albion Banc Corp.                        NA          NA          NA       8.2           8.2        16.7           NA         0.47
Crazy Woman Creek Bancorp            10,413      10,413      10,688      20.5          20.5        52.2         0.23         0.55
CSB Financial Group Inc.                 NA          NA          NA        NA            NA          NA           NA         0.31
Home Building Bancorp                 4,446       4,446       4,525      10.1          10.1        21.0         0.52         0.17
Joachim Bancorp Inc.                  7,564       7,564       7,638      22.1          22.1        44.8         0.68         0.21
London Financial Corporation          5,633       5,633       5,820      15.6          15.6        30.2         0.79         0.49
Lexington B&L Financial Corp.        13,027      13,027      13,189      22.8          22.8        46.4         0.63         0.37
Mississippi View Holding Co.         10,848      10,848      11,280      14.9          14.9        31.7         0.21         1.24
NS&L Bancorp Inc.                     8,475       8,475       8,518      13.8          13.8        38.5          -           0.07
Pennwood Bancorp Inc.                    NA       9,473       9,783        NA            NA          NA         0.83         0.65
Reliance Bancshares Inc.                 NA          NA          NA        NA            NA          NA          -           0.30
Scotland Bancorp Inc                     NA      16,476      16,983        NA            NA          NA          -           0.34

Maximum                              13,027      16,476      16,983      22.8          22.8        52.2         0.83         1.24
Minimum                               4,446       4,446       4,525       8.2           8.2        16.7          -           0.07
Average                               8,629       9,595       9,825      16.0          16.0        35.2         0.39         0.43
Median                                8,475       9,473       9,783      15.3          15.3        35.1         0.38         0.36


                                       13
Source: SNL & F&C calculations

FERGUSON & COMPANY
------------------
                   Exhibit II.4 - Comparative Balance Sheets

                                                                                                                 Cash &
                                     Loan Loss   Publicly     Tangible Earn Assets/   Full-Time       Loans Investments
                                     Reserves/   Reported Publicly Rep Int Bearing   Equivalent    Serviced   (ex MBS)/        MBS/
                                          NPLs Book Value   Book Value  Liabilities   Employees  For Others      Assets      Assets
Short Name                                 (%)        ($)          ($)          (%)    (Actual)       ($000)        (%)         (%)
                                           MRQ        MRQ          MRQ          MRQ         MRQ         MRQ         MRQ         MRQ
Albion Banc Corp.                       104.30      23.62        23.62       107.07         NA           NA       17.51        5.68
Crazy Woman Creek Bancorp               240.34      14.42        14.42       140.36         10           79       32.92       12.20
CSB Financial Group Inc.                 NA         12.78        12.05       129.77         NA           NA       39.10        -
Home Building Bancorp                    32.51      19.88        19.88       108.55         14          -         26.24       11.11
Joachim Bancorp Inc.                     63.25      13.59        13.59       141.81         14          -         30.80        0.24
London Financial Corporation             62.54      14.63        14.63       125.88         NA          -         12.27        9.91
Lexington B&L Financial Corp.            60.05      15.17        15.17       140.79         NA           NA       19.81        3.28
Mississippi View Holding Co.            772.32      15.55        15.55       123.03         21          -         27.24        7.08
NS&L Bancorp Inc.                        NM         16.36        16.36       125.18         17          -         33.27        8.65
Pennwood Bancorp Inc.                    95.14      15.30        15.30       122.52         11          150       45.82        4.09
Reliance Bancshares Inc.                 NM          8.89         8.89       197.41         NA           NA       39.32        1.52
Scotland Bancorp Inc                     NM         13.74        13.74       159.86         14          -         28.73        0.65

Maximum                                 772.32      23.62        23.62       197.41         21          150       45.82       12.20
Minimum                                  32.51       8.89         8.89       107.07         10          -         12.27        -
Average                                 178.81      15.33        15.27       135.19         14           29       29.42        5.37
Median                                   79.20      14.90        14.90       127.83         14          -         29.76        4.88



                                       14
Source: SNL & F&C calculations

FERGUSON & COMPANY
------------------
                     Exhibit 11.5 - Comparatives Operations

                                                          Net Income                   ROAE                          ROAE
                               Average                        Before                 Before      Core              Before       Core
                                Assets    Net Income     Extra Items         ROAE     Extra      ROAA     ROAE      Extra       ROAE
                                 ($000)        ($000)          ($000)         (%)       (%)       (%)      (%)        (%)        (%)
Short Name                         LTM           LTM             LTM          LTM       LTM       LTM      LTM        LTM        LTM

Albion Banc Corp.               60,934            55              55         0.09      0.09      0.38     0.93       0.93       3.90
Crazy Woman Creek Bancorp       51,347           514             514         1.00      1.00      1.25     3.36       3.36       4.20
CSB Financial Group Inc.        45,918           202             202         0.44      0.44      0.65     1.62       1.62       2.39
Home Building Bancorp           43,518            85              85         0.20      0.20      0.50     1.48       1.48       3.77
Joachim Bancorp Inc.            36,218           183             183         0.51      0.51      0.78     1.74       1.74       2.68
London Financial Corporation    37,266           277             277         0.74      0.74      1.08     3.51       3.51       5.10
Lexington B&L Financial Corp.   61,284           553             553         0.90      0.90      1.18     2.98       2.98       3.91
Mississippi View Holding Co.    69,608           474             474         0.68      0.68      1.01     3.74       3.74       5.54
NS&L Bancorp Inc.               58,533           292             292         0.50      0.50      0.74     2.31       2.31       3.45
Pennwood Bancorp Inc.           46,349           283             283         0.61      0.61      0.96     3.52       3.52       5.53
Reliance Bancshares Inc.        46,910           827             827         1.76      1.76      1.88     3.09       3.09       3.30
Scotland Bancorp Inc            69,132         1,019           1,019         1.47      1.47      1.77     4.07       4.07       4.89

Maximum                         69,608         1,019           1,019         1.76      1.76      1.88     4.07       4.07       5.54
Minimum                         36,218            55              55         0.09      0.09      0.38     0.93       0.93       2.39
Average                         52,251           397             397         0.74      0.74      1.02     2.70       2.70       4.06
Median                          49,129           288             288         0.65      0.65      0.99     3.04       3.04       3.91


                                       15
Source: SNL & F&C calculations

FERGUSON & COMPANY
------------------
                     Exhibit 11.5 - Comparatives Operations

                                      Loan         Total        Total         Net Loan      EPS       Common   Dividend    Interest
                                      Loss   Noninterest  Noninterest      Chargeoffs/    After    Dividends     Payout     Income/
                                 Provision        Income      Expense        Avg Loans    Extra    Per Share      Ratio  Avg Assets
Short Name                          ($000)        ($000)       ($000)              (%)      ($)          ($)        (%)         (%)
                                      LTM            LTM          LTM              LTM      LTM          LTM        LTM         LTM

Albion Banc Corp.                     140            250        1,925             0.16     0.22         0.31     140.91       7.52
Crazy Woman Creek Bancorp               -             72        1,053            (0.02)    0.52         0.35      67.31       7.27
CSB Financial Group Inc.               74             81        1,140             0.18     0.22         -          -          6.71
Home Building Bancorp                  52            109        1,047             1.43     0.31         0.30      96.77       7.50
Joachim Bancorp Inc.                   12             54        1,052             0.04     0.25         0.50     200.00       7.00
London Financial Corporation            -             65          863             -          NA           NA         NA       7.56
Lexington B&L Financial Corp.          21             90        1,047             -          NA           NA         NA       7.21
Mississippi View Holding Co.            1            187        1,687             0.04     0.58         0.24      41.38       7.39
NS&L Bancorp Inc.                      (1)           203        1,357             -        0.44         0.50     113.64       6.43
Pennwood Bancorp Inc.                  74            114        1,341             1.04       NA           NA         NA       7.72
Reliance Bancshares Inc.               23              8          750               NA       NA           NA         NA       7.30
Scotland Bancorp Inc                   25             72        1,297             0.02       NA           NA         NA       7.42

Maximum                               140            250        1,925             1.43     0.58         0.50     200.00       7.72
Minimum                                (1)             8          750            (0.02)    0.22         -          -          6.43
Average                                35            109        1,213             0.26     0.36         0.31      94.29       7.25
Median                                 22             86        1,097             0.04     0.31         0.31      96.77       7.35


                                       16
Source: SNL & F&C calculations

FERGUSON & COMPANY
------------------
                     Exhibit 11.5 - Comparatives Operations

                                      Interest Net Interest     Gain on      Real    Noninterest          G&A   Noninterest
                                      Expense/      Income/       Sale/    Estate        Income/     Expense/      Expense/
                                    Avg Assets   Avg Assets  Avg Assets   Expense     Avg Assets   Avg Assets    Avg Assets
Short Name                                 (%)          (%)         (%)    ($000)            (%)          (%)           (%)
                                           LTM          LTM         LTM       LTM            LTM          LTM           LTM

Albion Banc Corp.                         4.02         3.50        0.01      (39)           0.41         3.22          3.16
Crazy Woman Creek Bancorp                 3.47         3.79       (0.02)       -            0.14         2.05          2.05
CSB Financial Group Inc.                  3.21         3.50        0.08        -            0.18         2.40          2.48
Home Building Bancorp                     4.18         3.32        0.01       (1)           0.25         2.41          2.41
Joachim Bancorp Inc.                      2.96         4.05        0.04        -            0.15         2.90          2.90
London Financial Corporation              3.83         3.72        -           -            0.17         2.32          2.32
Lexington B&L Financial Corp.             3.80         3.41        0.03        -            0.15         1.71          1.71
Mississippi View Holding Co.              3.63         3.76        0.02      (15)           0.27         2.45          2.42
NS&L Bancorp Inc.                         3.35         3.08        0.10        -            0.35         2.32          2.32
Pennwood Bancorp Inc.                     3.58         4.14        -          40            0.25         2.81          2.89
Reliance Bancshares Inc.                  2.22         5.08        -           -            0.02           NA          1.60
Scotland Bancorp Inc                      2.86         4.56        -           -            0.10         1.88          1.88

Maximum                                   4.18         5.08        0.10       40            0.41         3.22          3.16
Minimum                                   2.22         3.08       (0.02)     (39)           0.02         1.71          1.60
Average                                   3.43         3.83        0.02       (1)           0.20         2.41          2.35
Median                                    3.53         3.74        0.01        -            0.18         2.40          2.37



                                       17
Source: SNL & F&C calculations

FERGUSON & COMPANY
------------------
                     Exhibit 11.5 - Comparatives Operations

                                       Net Oper         Total Amortization                  Extra and
                                      Expenses/  Nonrecurring           of         Tax      After Tax   Efficiency   Preferred
                                     Avg Assets       Expense  Intangibles   Provision          Items        Ratio   Dividends
Short Name                                  (%)        ($000)       ($000)      ($000)         ($000)          (%)       ($000)
                                            LTM           LTM          LTM         LTM            LTM          LTM         LTM

Albion Banc Corp.                          2.81           275            -          (7)           -          82.45        -
Crazy Woman Creek Bancorp                  1.91           187            -         254            -          52.13        -
CSB Financial Group Inc.                   2.23           188           36         125            -          65.33        -
Home Building Bancorp                      2.16           224            -         169            -          67.44        -
Joachim Bancorp Inc.                       2.76           167            -         119            -          69.21        -
London Financial Corporation               2.14           193            -         120            -          59.39        -
Lexington B&L Financial Corp.              1.56           281            -         297            -          47.98         NA
Mississippi View Holding Co.               2.18           363            -         291            -          60.70        -
NS&L Bancorp Inc.                          1.97           281            -         136            -          67.65        -
Pennwood Bancorp Inc.                      2.56           247            -          89            -          63.96         NA
Reliance Bancshares Inc.                     NM            87            -         522            -             NA         NA
Scotland Bancorp Inc                       1.77           321            -         566            -          40.20        -

Maximum                                    2.81           363           36         566            -          82.45        -
Minimum                                    1.56            87            -          (7)           -          40.20        -
Average                                    2.19           235            3         223            -          61.49        -
Median                                     2.16           236            -         153            -          63.96        -


                                       18
Source: SNL & F&C calculations

FERGUSON & COMPANY
------------------
                     Exhibit 11.5 - Comparatives Operations

                                         Yield on      Cost of             Interest   Loan Loss
                                      Int Earning  Int Bearing  Effective     Yield  Provision?
                                           Assets  Liabilities   Tax Rate    Spread  Avg Assets
Short Name                                    (%)          (%)        (%)       (%)         (%)
                                              LTM          LTM        LTM       LTM         LTM

Albion Banc Corp.                            7.92         4.61     (14.58)     3.31        0.23
Crazy Woman Creek Bancorp                    7.40         5.04      33.07      2.36        -
CSB Financial Group Inc.                     6.91         4.44      38.23      2.47        0.16
Home Building Bancorp                        7.82         4.74      66.54      3.08        0.12
Joachim Bancorp Inc.                         7.14         4.24      39.40      2.90        0.03
London Financial Corporation                 7.64         4.90      30.23      2.74        -
Lexington B&L Financial Corp.                7.33         5.51      34.94      1.82        0.03
Mississippi View Holding Co.                 7.48         4.50      38.04      2.98        0.00
NS&L Bancorp Inc.                            6.59         4.37      31.78      2.22       (0.00)
Pennwood Bancorp Inc.                        8.13         4.51      23.92      3.62        0.16
Reliance Bancshares Inc.                     7.36         5.25      38.70      2.11        0.05
Scotland Bancorp Inc                         7.63         4.59      35.71      3.04        0.04

Maximum                                      8.13         5.51      66.54      3.62        0.23
Minimum                                      6.59         4.24     (14.58)     1.82       (0.00)
Average                                      7.45         4.73      33.00      2.72        0.07
Median                                       7.44         4.60      35.33      2.82        0.04


                                       19
Source: SNL & F&C calculations

FERGUSON & COMPANY
------------------
               Exhibit II.6 - Comparative Pricing Characteristics

                                                                      Current        Current         Price/     Current
                                                                        Stock         Market            LTM      Price/
            Abbreviated                                                 Price          Value       Core EPS      Book V
Ticker      Name                  City               State                ($)           ($M)            (x)         (%)

ALBC        AlbionBancCorp-NY     Albion             NY                23.000           6.05          24.47       97.38
CRZY        CrazyWomanCreek-WY    Buffalo            WY                13.625          13.69          20.96       94.49
CSBF        CSBFinancialGrp-IL    Centralia          IL                12.000          11.30          37.50       93.90
HBBI        HomeBldngBncrp-IN     Washington         IN                21.000           6.54          28.00      105.63
JOAC        JoachimBancorp-MO     De Soto            MO                14.750          11.22          37.82      108.54
LONF        LondonFinCorp-OH      London             OH                15.000           7.73             NA      102.53
LXMO        LexingtonB&LFin-MO    Lexington          MO                14.750          16.05             NA       97.23
MIVI        MissViewHoldCo-MN     Little Falls       MN                15.000          12.28          17.65       96.46
NSLB        NS&LBancorp-MO        Neosho             MO                16.500          11.67          28.45      100.86
PWBK        PennwoodBancorp-PA    Pittsburgh         PA                15.000           9.15             NA       98.04
RELI        RelianceBncshrs-WI    Milwaukee          WI                 7.563          19.12             NA       85.07
SSB         ScotlandBancorp-NC    Laurinburg         NC                16.375          30.13             NA      119.18

Maximum                                                                23.000          30.13         37.820     119.180
Minimum                                                                 7.563           6.05         17.650      85.070
Average                                                                15.380          12.91         27.836      99.943
Median                                                                 15.000          11.49         28.000      97.710


Source: SNL & F&C calculations

FERGUSON & COMPANY
------------------
               Exhibit II.6 - Comparative Pricing Characteristics

                                                                   Tangible
                 Current                 Current          Total     Equity/      Equity/       Core         Core
                Price/ T    Price/      Dividend         Assets      Assets     T Assets        EPS         ROAA
Ticker            Book V    Assets         Yield          ($000)        (%)          (%)        ($)          (%)
                     (%)       (%)           (%)            MRQ         MRQ          MRQ        LTM          LTM

ALBC               97.38      8.67         1.348         66,316        8.90         8.90       0.94         0.38
CRZY               94.49     26.31         2.936         52,042       27.84        27.84       0.65         1.25
CSBF               99.59     23.55         0.000         47,996       25.07        23.98       0.32         0.65
HBBI              105.63     13.98         1.429         46,804       12.07        12.07       0.75         0.50
JOAC              108.54     31.46         3.390         35,656       28.98        28.98       0.39         0.78
LONF              102.53     20.37         1.600         37,937       19.87        19.87         NA         1.08
LXMO               97.23     26.86         2.034         59,748       27.62        27.62         NA         1.18
MIVI               96.46     17.61         1.067         69,755       18.26        18.26       0.85         1.01
NSLB              100.86     20.10         3.030         58,089       19.92        19.92       0.58         0.74
PWBK               98.04     19.09         1.867         47,929       19.47        19.47         NA         0.96
RELI                  NA     40.84         0.000         46,836       47.98           NA         NA         1.88
SSB               119.18     43.71         1.832         68,924       36.69        36.69         NA         1.77

Maximum           119.180    43.710        3.390     69,755.000      47.980       36.690      0.940        1.880
Minimum            94.490     8.670        0.000     35,656.000       8.900        8.900      0.320        0.380
Average           101.812    24.379        1.711     53,169.333      24.389       22.145      0.640        1.015
Median             99.590    21.960        1.716     50,019.000      22.495       19.920      0.650        0.985


Source: SNL & F&C calculations

FERGUSON & COMPANY
------------------
               Exhibit II.6 - Comparative Pricing Characteristics

                                    ROACE
                    Core           Before                              NPAs/      Price/          Core         Core          Core
                    ROAE            Extra       Merger     Current    Assets        Core           EPS         ROAA          ROAE
Ticker               (%)              (%)      Target?     Pricing       (%)         EPS           ($)          (%)           (%)
                     LTM              LTM       (Y/N)         Date       MRQ         (x)           MRQ          MRQ           MRQ
ALBC                3.90             0.93        N        06/06/97        NA       12.78          0.45         0.69          7.68
CRZY                4.20             3.36        N        06/06/97      0.23       20.04          0.17         1.29          4.60
CSBF                2.39             1.62        N        06/06/97        NA       50.00          0.06         0.48          1.90
HBBI                3.77             1.48        N        06/06/97      0.52       15.91          0.33         0.81          6.63
JOAC                2.68             1.74        N        06/06/97      0.68       52.68          0.07         0.63          2.13
LONF                5.10             3.51        N        06/06/97      0.79       22.06          0.17         0.86          4.17
LXMO                3.91               NA        N        06/06/97      0.63       28.37          0.13         1.00          3.40
MIVI                5.54             3.74        N        06/06/97      0.21       17.86          0.21         1.01          5.86
NSLB                3.45             2.31        N        06/06/97      0.00       22.92          0.18         0.80          3.93
PWBK                5.53               NA        N        06/06/97      0.83       17.05          0.22         1.02          5.15
RELI                3.30               NA        N        06/06/97      0.00       27.01          0.07         1.54          3.14
SSB                 4.89             4.07        N        06/06/97      0.00       24.08          0.17         1.73          4.70

Maximum             5.540            4.070     0.000      35,587.000   0.830      52.680         0.450        1.730         7.680
Minimum             2.390            0.930     0.000      35,587.000   0.000      12.780         0.060        0.480         1.900
Average             4.055            2.529    #DIV/0!     35,587.000   0.389      25.897         0.186        0.988         4.441
Median              3.905            2.310      #NUM!     35,587.000   0.375      22.490         0.170        0.930         4.385





Source: SNL & F&C calculations

FERGUSON & COMPANY
------------------
                Exhibit II.7 - Comparatives Risk Characteristics

                                                          NPAs + Loans                                                Net Loan
                                                   NPAs/  90+ Pst Due/        NPAs/    Reserves/     Reserves/     Chargeoffs/
                                                 Assets         Assets       Equity        Loans          NPAs       Avg Loans
                                                    (%)            (%)          (%)          (%)           (%)             (%)
Short Name                                          MRQ            MRQ          MRQ          MRQ           MRQ             MRQ

Albion Banc Corp.                                    NA             NA           NA         0.65            NA            -
Crazy Woman Creek Bancorp                          0.23           0.23         0.82         1.03        240.34            -
CSB Financial Group Inc.                             NA           0.74           NA         0.53            NA            0.10
Home Building Bancorp                              0.52           0.52         4.30         0.28         32.51            -
Joachim Bancorp Inc.                               0.68           0.68         2.35         0.31         30.45            0.13
London Financial Corporation                       0.79           0.79         3.97         0.64         62.54            -
Lexington B&L Financial Corp.                      0.63           0.63         2.30         0.49         58.31            -
Mississippi View Holding Co.                       0.21           0.25         1.15         1.93        592.47            0.11
NS&L Bancorp Inc.                                  -              0.06         -            0.13            NM            -
Pennwood Bancorp Inc.                              0.83           1.13         4.29         1.40         78.25            0.11
Reliance Bancshares Inc.                           -              -            -            0.52            NM            -
Scotland Bancorp Inc                               -              -            -            0.50            NM            -

Maximum                                            0.83           1.13         4.30         1.93        592.47            0.13
Minimum                                            -              -            -            0.13         30.45            -
Average                                            0.39           0.46         1.92         0.70        156.41            0.04
Median                                             0.38           0.52         1.73         0.53         62.54            -




                                       23
SOURCE: SNL & F&C calculations

FERGUSON & COMPANY
------------------
                Exhibit II.7 - Comparatives Risk Characteristics

                                           Intangible        One Year                  Earn Assets/
                                               Loans/         Assets/        Cum Gap/           Net      Int Bearing
                                               Assets          Equity          Assets         Loans      Liabilities
Short Name                                        (%)             (%)             (%)        ($000)             (%)
                                                  MRQ             MRQ             MRY           MRQ              MRQ
Albion Banc Corp.                               72.82            -                 NA        47,090              107.07
Crazy Woman Creek Bancorp                       53.55            -                 NA        27,582              140.36
CSB Financial Group Inc.                        57.40            5.74              NA        27,404              129.77
Home Building Bancorp                           60.41            -                 NA        28,195              108.55
Joachim Bancorp Inc.                            66.88            -                 NA        23,772              141.81
London Financial Corporation                    76.82            -                 NA        28,958              125.88
Lexington B&L Financial Corp.                   75.06            -                 NA            NA              140.79
Mississippi View Holding Co.                    64.36            -                 NA        43,978              123.03
NS&L Bancorp Inc.                               55.13            -                 NA        31,919              125.18
Pennwood Bancorp Inc.                           46.68            -              20.92        22,058              122.52
Reliance Bancshares Inc.                        58.38              NA           14.13            NA              197.41
Scotland Bancorp Inc                            69.00            -                 NA        47,322              159.86

Maximum                                         76.82            5.74           20.92        47,322              197.41
Minimum                                         46.68            -              14.13        22,058              107.07
Average                                         63.04            0.52           17.53        32,828              135.19
Median                                          62.39            -              17.53        28,577              127.83


                                       24
SOURCE: SNL & F&C calculations

                                  EXHIBIT III

FERGUSON & COMPANY                Exhibit III
------------------

WORKINGMENS SB, FSB
PITTSBURGH, PA

WORKINGMENS SB, FSB
PITTSBURGH, PA

                                                                  FINANCIAL HIGHLIGHTS

                                                            1993        1994        1995       1996
                                                                       ($000's))
BALANCE SHEET:
Total Assets                                              26,580      26,033      29,971     32,029
% Change in Assets                                         (1.09)      (2.06)      15.13       6.87
Total Loans                                               11,249      12,311      12,789     13,796
Deposits                                                  24,164      23,500      27,517     27,658
Broker Originated Deposits                                     -           -           -          -

CAPITAL:
Equity Capital                                             1,822       1,947       2,078      2,019
Tangible Capital                                           1,822       1,965       2,070      2,058
Core Capital                                               1,822       1,965       2,070      2,058
Risk-Based Capital                                         1,947       2,078       2,152      2,152
Equity Capital/Total Assets                                 6.85        7.48        6.93       6.30
Core Capital/Risk Based Assets                             16.37       19.45       16.60      15.42
Core Capital/Adj Tang Assets                                6.85        7.54        6.91       6.42
Tangible Cap/Tangible Assets                                6.85        7.54        6.91       6.42
Risk-Based Cap/Risk-Wt Assets                              17.50       20.56       17.26      16.13

PROFITABILITY:
Net Income(Loss)                                             254         143         105         (5)
Ret on Avg Assets Bef Ext Item                              0.89        0.54        0.36      (0.02)
Return on Average Equity                                   14.04        7.59        4.91      (0.25)
Net Interest Income/Avg Assets                              3.35        3.21        2.67       2.83
Noninterest Income/Avg Assets                               0.52        0.40        0.48       0.40
Noninterest Expense/Avg Assets                              2.48        2.74        2.79       3.27
Yield/Cost Spread                                           3.29        3.15        2.61       2.93

LIQUIDITY:
Int Earn Assets/Int Bear Liab                             106.24      106.65      102.59     102.17
Brokered Deposits/Tot Deposits                              -           -           -          -

ASSET QUALITY:
Nonperf Lns+REO/Total Lns+REO                               1.43        3.82        6.39       5.08
Nonaccrual Loans/Gross Loans                                -           -           -          -
Nonaccrual Lns/Ln Loss Reserve                              -           -           -          -
Repos Assets/Tot Assets                                     0.33        0.32        0.46       -
Net Chrg-Off/Av Adj Lns                                     0.05        0.29        0.08      (0.08)
Nonmtg 1-4 Constr&Conv Lns/TA                              10.29        8.56        8.41       7.22

                                       1
Source: TAFS, published by Sheshunoff

FERGUSON & COMPANY                Exhibit III
------------------

WORKINGMENS SB, FSB
PITTSBURGH, PA

                      SELECTED PEER GROUP RATIOS & RANKINGS
                                             1993      1994      1995      1996
Peer Group Category                             2         2         2         2

CAPITAL:
Equity Capital/Total Assets                  6.85      7.48      6.93      6.30
Peer Group Percentile                          27        28        18        16
Core Cap/Adj Tangible Assets                 6.85      7.54      6.91      6.42
Peer Group Percentile                          28        31        19        18
Tangible Cap/Tangible Assets                 6.85      7.54      6.91      6.42
Peer Group Percentile                          29        31        19        18
Risk-Based Cap/Risk-Wt Assets               17.50     20.56     17.26     16.13
Peer Group Percentile                          46        53        38        34

ASSET QUALITY:
Risk Assets/Total Assets                    10.62     8.88      8.87      7.22
Peer Group Percentile                          27        31        27        40
Risk Weighted Assts/Tot Assts               41.87     38.82     41.60     41.66
Peer Group Percentile                          71        80        74        78
Nonaccrual Loans/Gross Loans                  -         -         -         -
Peer Group Percentile                         100       100       100       100
Repos Assets/Tot Assets                      0.33      0.32      0.46       -
Peer Group Percentile                          32        20        13       100
90+ Day Del Loans/Gross Loans                0.66      3.17      5.38      5.08
Peer Group Percentile                          25         3         1         2
90Day P Due+NonAccr-(1-4)/LLR               36.00     88.60     12.20      4.26
Peer Group Percentile                          33        14        43        54

LIQUIDITY:
Avg Reg Liquidity Ratio                     16.20     28.67     29.60     27.77
Peer Group Percentile                          44        84        86        85

PROFITABILITY:
Ret on Avg Assets Bef Ext Item               0.89      0.54      0.36     (0.02)
Peer Group Percentile                          44        24        23        22
Return on Equity Capital                    13.06      7.34      4.81     (0.25)
Peer Group Percentile                          66        37        33        22
Int Earn Assets/Int Bear Liab              106.24    106.65    102.59    102.17
Peer Group Percentile                          55        49        20        18
Yield on Earning Assts                       7.39      6.97      7.10      7.44
Peer Group Percentile                          47        39        13        30
Cost of Funds                                4.09      3.82      4.48      4.51
Peer Group Percentile                          45        51        67        68
Yield/Cost Spread                            3.29      3.15      2.61      2.93
Peer Group Percentile                          48        41        32        44

                                       2
Source: TAFS, published by Sheshunoff

FERGUSON & COMPANY                Exhibit III
------------------

WORKINGMENS SB, FSB
PITTSBURGH, PA


                              FINANCIAL HIGHLIGHTS

                                   3/31/96     6/30/96      9/30/96     12/31/96
                                                      ($000's)
BALANCE SHEET:
Total Assets                        30,405      30,560       31,150       32,029
% Change in Assets                    1.45        0.51         1.93         2.82
Total Loans                         13,158      13,608       13,883       13,796
Deposits                            28,107      28,159       27,754       27,658
Broker Originated Deposits             -           -            -            -

CAPITAL:
Equity Capital                       2,031       2,029        1,954        2,019
Tangible Capital                     2,084       2,099        2,018        2,058
Core Capital                         2,084       2,099        2,018        2,058
Risk-Based Capital                   2,147       2,167        2,102        2,152
Equity Capital/Total Assets           6.68        6.64         6.27         6.30
Core Capital/Risk Based Assets       16.60       16.44        15.42        15.42
Core Capital/Adj Tang Assets          6.84        6.85         6.47         6.42
Tangible Cap/Tangible Assets          6.84        6.85         6.47         6.42
Risk-Based Cap/Risk-Wt Assets        17.10       16.97        16.06        16.13

PROFITABILITY:
Net Income(Loss)                        14          15          (74)          40
Ret on Avg Assets Bef Ext Item        0.19        0.20        (0.96)        0.51
Return on Average Equity              2.73        2.96       (14.86)        8.05
Net Interest Income/Avg Assets        2.62        2.73         2.93         3.01
Noninterest Income/Avg Assets         0.41        0.38         0.43         0.38
Noninterest Expense/Avg Assets        2.78        2.66         4.87         2.76
Yield/Cost Spread                     2.71        2.81         3.04         3.13

LIQUIDITY:
Int Earn Assets/Int Bear Liab       102.17      102.74       102.01       102.17
Brokered Deposits/Tot Deposits         -           -            -            -

ASSET QUALITY:
Nonperf Lns+REO/Total Lns+REO         5.59        5.32         5.08         5.08
Nonaccrual Loans/Gross Loans           -           -            -            -
Nonaccrual Lns/Ln Loss Reserve         -           -            -            -
Repos Assets/Tot Assets                -           -            -            -
Net Chrg-Off/Av Adj Lns                -         (0.15)       (0.17)         -
Nonmtg 1-4 Constr&Conv Lns/TA         7.92        8.10         7.85         7.22

                                       3
Source: TAFS, published by Sheshunoff

FERGUSON & COMPANY                Exhibit III
------------------

WORKINGMENS SB, FSB
PITTSBURGH, PA
                     SELECTED PEER GROUP RATIOS & RANKINGS

                                          3/31/96   6/30/96   9/30/96      12/31
Peer Group Category                             2         2         2          2

CAPITAL:
Equity Capital/Total Assets                  6.68      6.64      6.27       6.30
Peer Group Percentile                          16        15        14         16
Core Cap/Adj Tangible Assets                 6.84      6.85      6.47       6.42
Peer Group Percentile                          21        18        18         18
Tangible Cap/Tangible Assets                 6.84      6.85      6.47       6.42
Peer Group Percentile                          21        18        18         18
Risk-Based Cap/Risk-Wt Assets               17.10     16.97     16.06      16.13
Peer Group Percentile                          41        35        34         34

ASSET QUALITY:
Risk Assets/Total Assets                     7.92      8.10      7.85       7.22
Peer Group Percentile                          35        35        36         40
Risk Weighted Assts/Tot Assts               41.30     41.78     42.01      41.66
Peer Group Percentile                          77        77        77         78
Nonaccrual Loans/Gross Loans                 --        --        --         --
Peer Group Percentile                         100       100       100        100
Repos Assets/Tot Assets                      --        --        --         --
Peer Group Percentile                         100       100       100        100
90+ Day Del Loans/Gross Loans                5.59      5.32      5.08       5.08
Peer Group Percentile                           1         1         2          2
90Day P Due+NonAccr-(1-4)/LLR               12.70     13.24     --         4.26
Peer Group Percentile                          45        47       100         54

LIQUIDITY:
Avg Reg Liquidity Ratio                     36.88     30.40     27.49      27.77
Peer Group Percentile                          91        86        83         85

PROFITABILITY:
Ret on Avg Assets Bef Ext Item               0.19      0.20    (0.96)       0.51
Peer Group Percentile                          15        13        39         32
Return on Equity Capital                     2.76      2.96    (15.15)      7.92
Peer Group Percentile                          18        15        25         57
Int Earn Assets/Int Bear Liab              102.17    102.74    102.01     102.17
Peer Group Percentile                          17        20        13         18
Yield on Earning Assts                       7.29      7.26      7.51       7.69
Peer Group Percentile                          23        20        33         42
Cost of Funds                                4.58      4.44      4.47       4.55
Peer Group Percentile                          67        71        68         68
Yield/Cost Spread                            2.71      2.81      3.04       3.13
Peer Group Percentile                          39        39        48         54

                                       4
Source: TAFS, published by Sheshunoff

                                   EXHIBIT IV

FERGUSON & COMPANY                 Exhibit IV
------------------

ALBION FS&LA
ALBION, NY
TICKER ALBC                                      FINANCIAL HIGHLIGHTS
-----------                                      --------------------

                                            1993      1994       1995      1996
                                                       ($000's)
BALANCE SHEET:
Total Assets                                 50,282    55,371    56,264     64,012
% Change in Assets                            21.69     10.12       1.61     13.77
Total Loans                                  39,666    47,042    44,124     48,012
Deposits                                     36,310    38,494    46,432     48,493
Broker Originated Deposits                      -         -         -          -

CAPITAL:
Equity Capital                                4,390     4,787     4,992      4,988
Tangible Capital                              4,390     4,787     4,916      4,948
Core Capital                                  4,390     4,787     4,916      4,948
Risk-Based Capital                            4,494     5,011     5,160      5,157
Equity Capital/Total Assets                    8.73      8.65      8.87       7.79
Core Capital/Risk Based Assets                16.97     15.63     16.39      15.32
Core Capital/Adj Tang Assets                   8.73      8.65      8.75       7.73
Tangible Cap/Tangible Assets                   8.73      8.65      8.75       7.73
Risk-Based Cap/Risk-Wt Assets                 17.37     16.36     17.20      15.96

PROFITABILITY:
Net Income(Loss)                                392       357       169        (21)
Ret on Avg Assets Bef Ext Item                 0.86      0.68      0.29      (0.04)
Return on Average Equity                      10.45      7.78      3.47      (0.42)
Net Interest Income/Avg Assets                 3.51      3.83      3.27       3.44
Noninterest Income/Avg Assets                  0.49      0.32      0.37       0.44
Noninterest Expense/Avg Assets                 2.69      2.90      3.12       3.68
Yield/Cost Spread                              3.40      3.79      3.28       3.56

LIQUIDITY:
Int Earn Assets/Int Bear Liab                109.29    108.07     105.09    103.30
Brokered Deposits/Tot Deposits                  -         -         -          -

ASSET QUALITY:
Nonperf Lns+REO/Total Lns+REO                  1.04      0.64      0.82       1.47
Nonaccrual Loans/Gross Loans                   0.86      0.46      0.73       0.52
Nonaccrual Lns/Ln Loss Reserve               281.30     99.11    131.97     120.10
Repos Assets/Tot Assets                        0.07      0.06      0.04       0.33
Net Chrg-Off/Av Adj Lns                       (0.02)     0.07      0.02       0.17
Nonmtg 1-4 Constr&Conv Lns/TA                  4.40      4.70      4.51       3.63


                                       1
Source: TAFS, published by Sheshunoff

FERGUSON & COMPANY                 Exhibit IV
------------------

BUFFALO FS&LA
BUFFALO, WY
TICKER CRZY                                                 FINANCIAL HIGHLIGHTS


                                                       1993        1994       1995        1996
                                                                    ($000's)
BALANCE SHEET:
Total Assets                                          33,015     35,836      38,217     52,595
% Change in Assets                                      2.46       8.54        6.64     37.62
Total Loans                                           20,718     23,177      23,907     26,822
Deposits                                              26,510     29,114      29,028     29,146
Broker Originated Deposits                               -          -           -          -

CAPITAL:
Equity Capital                                         5,134      5,513       5,982    10,747
Tangible Capital                                       5,134      5,513       5,961    10,743
Core Capital                                           5,134      5,513       5,961    10,743
Risk-Based Capital                                     5,272      5,607       6,185    11,007
Equity Capital/Total Assets                            15.55      15.38       15.65      20.43
Core Capital/Risk Based Assets                         32.35      32.02       33.42      50.76
Core Capital/Adj Tang Assets                           15.55      15.38       15.61      20.43
Tangible Cap/Tangible Assets                           15.55      15.38       15.61      20.43
Risk-Based Cap/Risk-Wt Assets                          33.22      32.56       34.67      52.00

PROFITABILITY:
Net Income(Loss)                                         498        465         395        281
Ret on Avg Assets Bef Ext Item                          1.53       1.35        1.07       0.56
Return on Average Equity                               10.19       8.73        6.81       2.83
Net Interest Income/Avg Assets                          3.96       3.93        3.29       3.08
Noninterest Income/Avg Assets                           0.21       0.56        0.54       0.24
Noninterest Expense/Avg Assets                          2.35       2.41        2.27       2.44
Yield/Cost Spread                                       3.57       3.52        2.70       2.23

LIQUIDITY:
Int Earn Assets/Int Bear Liab                         114.74     116.28      116.44     123.70
Brokered Deposits/Tot Deposits                           -          -           -          -

ASSET QUALITY:
Nonperf Lns+REO/Total Lns+REO                           4.07       0.01        0.33       0.33
Nonaccrual Loans/Gross Loans                            1.17       0.01        0.33       0.33
Nonaccrual Lns/Ln Loss Reserve                        104.66       1.40       28.57      31.47
Repos Assets/Tot Assets                                 1.53       -            -          -
Net Chrg-Off/Av Adj Lns                                 0.46      (0.09)      (0.10)     (0.03)
Nonmtg 1-4 Constr&Conv Lns/TA                           8.50       8.83        6.73       4.37


                                       2
Source: TAFS, published by Sheshunoff

FERGUSON & COMPANY                 Exhibit IV
------------------

CENTRALIA SVGS BK
CENTRALIA, IL
TICKER CSBF                                        FINANCIAL HIGHLIGHTS
-----------

                                             1993       1994       1995       1996
                                                         ($000's)
BALANCE SHEET:
Total Assets                               34,134     33,660     37,826     45,119
% Change in Assets                            -        (1.39)     12.38      19.28
Securities-Book Value                      12,030     14,697     12,740     13,185
Securities-Fair Value                      12,774     14,363     12,871     13,181
Total Loans & Leases                       17,756     17,360     20,890     27,832
Total Deposits                             28,961     28,053     28,357     35,514
Loan/Deposit Ratio                          61.31      61.88      73.67      78.37
Provision for Loan Losses                      24         48         96         63

CAPITAL:
Equity Capital                              4,945      5,352      8,562      8,699
Total Qualifying Capital(Est)               5,005      5,448      8,639      8,125
Equity Capital/Average Assets               14.49      15.79      23.41      21.53
Tot Qual Cap/Rk Bsd Asts(Est)               42.13      46.46      55.30      40.44
Tier 1 Cap/Rsk Bsed Asts(Est)               41.62      45.73      54.41      39.79
T1 Cap/Avg Assets(Lev Est)                  14.53      16.08      21.09      17.76
Dividends Declared/Net Income                 -          -          -          -

PROFITABILITY:
Net Income(Loss)                              464        419        282        147
Return on Average Assets                     1.36       1.24       0.77       0.36
Return on Average Equity Cap                 9.38       8.14       4.79       1.71
Net Interest Margin                          4.48       4.08       3.87       3.74
Net Int Income/Avg Assets                    4.39       3.99       3.54       3.46
Noninterest Income/Avg Assets                0.18       0.17       0.19       0.17
Noninterest Exp/Avg Assets                   1.81       2.07       2.15       2.81

ASSET QUALITY:
NPL+Frcl RE/Lns+Frcl RE                      0.29       2.64       1.62       1.33
NPA's/Equity + LLR                           1.02       8.44       3.90       4.20
LLR/Nonperf & Restrcd Lns                  117.65      18.98      41.30      35.31
Foreclosed RE/Total Assets                    -         0.02        -          -
90+ Day Del Loans/Total Loans                0.29       2.61       0.03       0.49
Loan Loss Reserves/Total Lns                 0.34       0.50       0.67       0.47
Net Charge-Offs/Average Loans                0.06       0.13       0.22       0.30
Dom Risk R/E Lns/Tot Dom Lns                 5.08       3.96       8.36       7.75

LIQUIDITY:
Brokered Dep/Total Dom Deps                   -          -          -          -
$100M+ Time Dep/Total Dom Dep                5.31       6.76       5.22       4.49
Int Earn Assets/Int Bear Liab              116.72     118.73     130.07     122.45
Pledged Sec/Total Sec                         -          -          -          -
Fair Value Sec/Amort Cost Sec              106.18      97.63     101.84      99.98

                                       3
Source: TAFS, published by Sheshunoff

FERGUSON & COMPANY                 Exhibit IV
------------------

HOME BUILDING SVGS BK FSB
WASHINGTON, IN
TICKER HBBI                                              FINANCIAL HIGHLIGHTS
-----------

                                                  1993        1994       1995        1996
                                                               ($000's)
BALANCE SHEET:
Total Assets                                    42,816      42,107     42,796      44,337
% Change in Assets                                4.22       (1.66)      1.64        3.60
Total Loans                                     30,583      29,944     29,177      28,500
Deposits                                        37,235      36,629     33,283      35,589
Broker Originated Deposits                         -           -          -           -

CAPITAL:
Equity Capital                                   2,795       3,090      4,639       4,335
Tangible Capital                                 2,795       3,090      4,611       4,338
Core Capital                                     2,795       3,090      4,611       4,338
Risk-Based Capital                               2,840       3,167      4,688       4,417
Equity Capital/Total Assets                       6.53        7.34      10.84        9.78
Core Capital/Risk Based Assets                   12.92       13.65      20.99       20.19
Core Capital/Adj Tang Assets                      6.53        7.35      10.79        9.78
Tangible Cap/Tangible Assets                      6.53        7.35      10.79        9.78
Risk-Based Cap/Risk-Wt Assets                    13.13       13.99      21.35       20.56

PROFITABILITY:
Net Income(Loss)                                   436         327        421        (138)
Ret on Avg Assets Bef Ext Item                    1.04        0.77       1.01       (0.32)
Return on Average Equity                         16.92       11.11       9.69       (3.15)
Net Interest Income/Avg Assets                    3.25        3.21       3.47        3.18
Noninterest Income/Avg Assets                     0.31        0.24       0.39        0.34
Noninterest Expense/Avg Assets                    1.94        2.10       2.27        2.86
Yield/Cost Spread                                 3.36        3.32       3.39        3.18

LIQUIDITY:
Int Earn Assets/Int Bear Liab                   101.41      102.72     105.49      103.42
Brokered Deposits/Tot Deposits                     -           -          -           -

ASSET QUALITY:
Nonperf Lns+REO/Total Lns+REO                     0.27        0.68       0.32        1.60
Nonaccrual Loans/Gross Loans                      0.09        0.67       0.20        1.59
Nonaccrual Lns/Ln Loss Reserve                   64.44      263.64      77.92      577.22
Repos Assets/Tot Assets                            -           -         0.08         -
Net Chrg-Off/Av Adj Lns                           0.01        0.03        -          1.44
Nonmtg 1-4 Constr&Conv Lns/TA                     0.80        0.53       0.81        0.69

                                       4
Source: TAFS, published by Sheshunoff

FERGUSON & COMPANY                 Exhibit IV
------------------

JOACHIM FS&LA
DE SOTO, MO
TICKER JOAC                                              FINANCIAL HIGHLIGHTS
-----------

                                                  1993        1994       1995        1996
                                                               ($000's)
BALANCE SHEET:
Total Assets                                    31,101      29,034     33,539      32,329
% Change in Assets                               (0.22)      (6.65)     15.52       (3.61)
Total Loans                                     22,939      22,242     21,968      24,158
Deposits                                        26,904      24,652     25,345      24,075
Broker Originated Deposits                         -           -          -           -

CAPITAL:
Equity Capital                                   3,780       4,030      7,286       7,427
Tangible Capital                                 3,780       4,030      7,286       7,427
Core Capital                                     3,780       4,030      7,286       7,427
Risk-Based Capital                               3,827       4,088      7,356       7,502
Equity Capital/Total Assets                      12.15       13.88      21.72       22.97
Core Capital/Risk Based Assets                   21.68       25.83      44.85       45.42
Core Capital/Adj Tang Assets                     12.16       13.88      21.73       22.97
Tangible Cap/Tangible Assets                     12.16       13.88      21.73       22.97
Risk-Based Cap/Risk-Wt Assets                    21.95       26.20      45.28       45.88

PROFITABILITY:
Net Income(Loss)                                   255         251        210          88
Ret on Avg Assets Bef Ext Item                    0.82        0.83       0.68        0.26
Return on Average Equity                          6.93        6.43       4.65        1.20
Net Interest Income/Avg Assets                    3.74        3.77       3.56        3.71
Noninterest Income/Avg Assets                     0.45        0.38       0.29        0.27
Noninterest Expense/Avg Assets                    2.60        2.82       2.77        3.59
Yield/Cost Spread                                 3.76        3.76       3.35        3.04

LIQUIDITY:
Int Earn Assets/Int Bear Liab                   108.50      109.88     123.18      125.87
Brokered Deposits/Tot Deposits                     -           -          -           -

ASSET QUALITY:
Nonperf Lns+REO/Total Lns+REO                     2.80        3.20       0.13        1.56
Nonaccrual Loans/Gross Loans                      0.51        0.37       0.07        0.66
Nonaccrual Lns/Ln Loss Reserve                  248.94      141.38      21.43      213.33
Repos Assets/Tot Assets                           0.81        1.07       -           0.31
Net Chrg-Off/Av Adj Lns                           0.01        0.02       0.02        0.00
Nonmtg 1-4 Constr&Conv Lns/TA                     4.56        5.92       4.55        6.64


                                       5
Source: TAFS, published by Sheshunoff

FERGUSON & COMPANY                 Exhibit IV
------------------

CITIZENS L&SC
LONDON, OH
TICKER LONF                                              FINANCIAL HIGHLIGHTS
-----------

                                                  1993        1994       1995        1996
                                                               ($000's)
BALANCE SHEET:
Total Assets                                    30,915      32,226     34,615      35,289
% Change in Assets                                6.42        4.24       7.41        1.95
Total Loans                                     25,018      26,717     27,877      28,003
Deposits                                        27,684      28,754     30,989      28,795
Broker Originated Deposits                         -           -          -           -

CAPITAL:
Equity Capital                                   2,879       3,123      3,267       5,524
Tangible Capital                                 2,879       3,123      3,267       5,524
Core Capital                                     2,879       3,123      3,267       5,524
Risk-Based Capital                               3,062       3,315      3,454       5,712
Equity Capital/Total Assets                       9.31        9.69       9.44       15.65
Core Capital/Risk Based Assets                   17.19       18.01      18.11       28.82
Core Capital/Adj Tang Assets                      9.31        9.69       9.44       15.65
Tangible Cap/Tangible Assets                      9.31        9.69       9.44       15.65
Risk-Based Cap/Risk-Wt Assets                    18.28       19.12      19.15       29.80

PROFITABILITY:
Net Income(Loss)                                   308         244        144         225
Ret on Avg Assets Bef Ext Item                    1.03        0.77       0.43        0.64
Return on Average Equity                         11.30        8.13       4.48        4.18
Net Interest Income/Avg Assets                    3.69        3.28       2.86        3.51
Noninterest Income/Avg Assets                     0.24        0.25       0.24        0.21
Noninterest Expense/Avg Assets                    2.35        2.38       2.43        2.78
Yield/Cost Spread                                 3.51        3.10       2.60        2.94

LIQUIDITY:
Int Earn Assets/Int Bear Liab                   107.43      107.79     107.36      116.24
Brokered Deposits/Tot Deposits                     -           -          -           -

ASSET QUALITY:
Nonperf Lns+REO/Total Lns+REO                     0.61        0.09       0.16        1.06
Nonaccrual Loans/Gross Loans                      0.59        0.08       0.16        1.00
Nonaccrual Lns/Ln Loss Reserve                   79.79       11.46      24.06      159.04
Repos Assets/Tot Assets                            -           -          -           -
Net Chrg-Off/Av Adj Lns                            -           -          0.02       (0.00)
Nonmtg 1-4 Constr&Conv Lns/TA                    16.60       16.87      15.78       14.37


                                       6
Source: TAFS, published by Sheshunoff

FERGUSON & COMPANY                 Exhibit IV
------------------

B&L BANK
LEXINGTON, MO
TICKER LXMO                                      FINANCIAL HIGHLIGHTS
-----------

                                               1993      1994       1995      1996
                                                       ($000's)
BALANCE SHEET:
Total Assets                                 47,516    46,467     50,525    59,569
% Change in Assets                            (0.07)    (2.21)      8.73     17.90
Total Loans                                  37,599    40,094     41,115    45,593
Deposits                                     41,010    39,373     42,864    45,457
Broker Originated Deposits                     -         -          -         -

CAPITAL:
Equity Capital                                6,136     6,671      7,339    13,810
Tangible Capital                              6,136     6,671      7,315    13,805
Core Capital                                  6,136     6,671      7,315    13,805
Risk-Based Capital                            6,297     6,826      7,426    13,940
Equity Capital/Total Assets                   12.91     14.36      14.53     23.18
Core Capital/Risk Based Assets                26.13     27.93      29.05     46.46
Core Capital/Adj Tang Assets                  12.91     14.36      14.48     23.18
Tangible Cap/Tangible Assets                  12.91     14.36      14.48     23.18
Risk-Based Cap/Risk-Wt Assets                 26.82     28.58      29.49     46.92

PROFITABILITY:
Net Income(Loss)                                699       609        430       426
Ret on Avg Assets Bef Ext Item                 1.47      1.30       0.87      0.76
Return on Average Equity                      12.08      9.51       6.18      3.77
Net Interest Income/Avg Assets                 3.54      3.57       3.23      2.97
Noninterest Income/Avg Assets                  0.40      0.29       0.09      0.23
Noninterest Expense/Avg Assets                 1.74      1.79       1.68      2.12
Yield/Cost Spread                              3.22      3.20       2.71      2.11

LIQUIDITY:
Int Earn Assets/Int Bear Liab                112.56    114.52     114.11    127.10
Brokered Deposits/Tot Deposits                  -         -          -         -

ASSET QUALITY:
Nonperf Lns+REO/Total Lns+REO                  0.90      0.91       1.30      1.28
Nonaccrual Loans/Gross Loans                   0.90      0.91       1.23      1.28
Nonaccrual Lns/Ln Loss Reserve               196.53    206.18     252.74    292.54
Repos Assets/Tot Assets                         -         -          -         -
Net Chrg-Off/Av Adj Lns                         -         -          -         -
Nonmtg 1-4 Constr&Conv Lns/TA                  4.16      3.37       2.77      3.00

                                       7
Source: TAFS, published by Sheshunoff

FERGUSON & COMPANY                 Exhibit IV
------------------
COMMUNITY FS&LA
LITTLE FALLS, MN
TICKER MIVI                                              FINANCIAL HIGHLIGHTS
-----------

                                                  1993        1994       1995        1996
                                                               ($000's)
BALANCE SHEET:
Total Assets                                       64,942      62,111     69,212      70,306
% Change in Assets                                  (2.47)      (4.36)     11.43        1.58
Total Loans                                        44,315      44,310     43,438      44,095
Deposits                                           58,783      55,312     54,689      56,426
Broker Originated Deposits                            -           -          -           -

CAPITAL:
Equity Capital                                      5,646       6,137     10,912      11,504
Tangible Capital                                    5,634       6,043     10,692      10,639
Core Capital                                        5,634       6,043     10,692      10,639
Risk-Based Capital                                  5,985       6,419     11,092      11,068
Equity Capital/Total Assets                          8.69        9.88      15.77       16.36
Core Capital/Risk Based Assets                      17.01       18.90      32.13       31.25
Core Capital/Adj Tang Assets                         8.68        9.74      15.50       15.32
Tangible Cap/Tangible Assets                         8.68        9.74      15.50       15.32
Risk-Based Cap/Risk-Wt Assets                       18.07       20.08      33.33       32.51

PROFITABILITY:
Net Income(Loss)                                      748         414        837         520
Ret on Avg Assets Bef Ext Item                       1.14        0.65       1.22        0.74
Return on Average Equity                            14.19        7.03       8.46        4.81
Net Interest Income/Avg Assets                       3.25        3.40       3.63        3.47
Noninterest Income/Avg Assets                        0.39        0.40       0.53        0.43
Noninterest Expense/Avg Assets                       2.05        2.40       2.17        2.70
Yield/Cost Spread                                    3.06        3.23       3.21        2.94

LIQUIDITY:
Int Earn Assets/Int Bear Liab                      108.19      108.61     115.61      118.25
Brokered Deposits/Tot Deposits                        -           -          -           -

ASSET QUALITY:
Nonperf Lns+REO/Total Lns+REO                        0.55        0.09       0.22        0.59
Nonaccrual Loans/Gross Loans                         0.01        0.05       -           0.38
Nonaccrual Lns/Ln Loss Reserve                       0.58        2.06       -          19.73
Repos Assets/Tot Assets                              0.11        -          0.02        -
Net Chrg-Off/Av Adj Lns                              0.19       (0.03)      0.33        0.02
Nonmtg 1-4 Constr&Conv Lns/TA                        4.64        5.96       2.47        2.85


                                       8
Source: TAFS, published by Sheshunoff

FERGUSON & COMPANY                 Exhibit IV
------------------

NEOSHO S&LA, FA
NEOSHO, MO
TICKER NSLB                                              FINANCIAL HIGHLIGHTS
-----------

                                                     1993        1994       1995        1996
                                                               ($000's)
BALANCE SHEET:
Total Assets                                       52,078      49,738     53,156      56,645
% Change in Assets                                  (0.43)      (4.49)      6.87        6.56
Total Loans                                        22,758      25,095     28,013      31,762
Deposits                                           46,092      43,274     41,964      44,062
Broker Originated Deposits                            -           -          -           -

CAPITAL:
Equity Capital                                      5,531       6,018      9,947       8,339
Tangible Capital                                    5,531       6,018      9,947       8,339
Core Capital                                        5,531       6,018      9,947       8,339
Risk-Based Capital                                  5,552       6,036      9,945       8,381
Equity Capital/Total Assets                         10.62       12.10      18.71       14.72
Core Capital/Risk Based Assets                      31.27       34.70      51.58       38.31
Core Capital/Adj Tang Assets                        10.62       12.10      18.71       14.72
Tangible Cap/Tangible Assets                        10.62       12.10      18.71       14.72
Risk-Based Cap/Risk-Wt Assets                       31.39       34.81      51.57       38.50

PROFITABILITY:
Net Income(Loss)                                      590         471        471         186
Ret on Avg Assets Bef Ext Item                       1.27        0.93       0.88        0.33
Return on Average Equity                            12.68        8.16       5.59        1.97
Net Interest Income/Avg Assets                       3.32        3.04       2.95        2.80
Noninterest Income/Avg Assets                        0.63        0.59       0.53        0.43
Noninterest Expense/Avg Assets                       2.02        2.17       2.24        2.79
Yield/Cost Spread                                    3.25        2.94       2.58        2.32

LIQUIDITY:
Int Earn Assets/Int Bear Liab                      109.01      110.37     119.53      114.10
Brokered Deposits/Tot Deposits                        -           -          -           -

ASSET QUALITY:
Nonperf Lns+REO/Total Lns+REO                        0.08        0.04       0.12        0.14
Nonaccrual Loans/Gross Loans                          -           -         0.12        0.14
Nonaccrual Lns/Ln Loss Reserve                        -           -        89.74      107.14
Repos Assets/Tot Assets                               -           -          -           -
Net Chrg-Off/Av Adj Lns                               -           -        (0.02)        -
Nonmtg 1-4 Constr&Conv Lns/TA                        0.53        0.42       0.33        0.20


                                       9
Source: TAFS, published by Sheshunoff

FERGUSON & COMPANY                 Exhibit IV
------------------
PENNWOOD SAVINGS BANK
PITTSBURGH, PA
TICKER PWBK                                       FINANCIAL HIGHLIGHTS
-----------

                                             1993       1994       1995       1996
                                                        ($000's)
BALANCE SHEET:
Total Assets                               41,365     40,464     41,616     46,707
% Change in Assets                            -        (2.18)      2.85      12.23
Securities-Book Value                       2,095      5,123     11,765     18,306
Securities-Fair Value                       2,108      5,030     11,811     18,318
Total Loans & Leases                       25,371     25,349     23,321     21,515
Total Deposits                             37,060     36,131     36,899     35,227
Loan/Deposit Ratio                             68         70         63         61
Provision for Loan Losses                      20        136        426         67

CAPITAL:
Equity Capital                              3,653      3,877      4,089      9,378
Total Qualifying Capital(Est)               3,980      4,155      4,364      9,679
Equity Capital/Average Assets                8.83       9.48       9.73      21.19
Tot Qual Cap/Rk Bsd Asts(Est)               15.22      16.04      17.29      39.70
Tier 1 Cap/Rsk Bsed Asts(Est)               13.97      14.79      16.03      38.45
T1 Cap/Avg Assets(Lev Est)                   8.85       9.37       9.66      20.14
Dividends Declared/Net Income                 -          -          -        19.55

PROFITABILITY:
Net Income(Loss)                              203        168        216        220
Return on Average Assets                     0.49       0.41       0.51       0.50
Return on Average Equity Cap                 5.56       4.46       5.48       3.65
Net Interest Margin                          3.27       3.63       4.22       4.32
Net Int Income/Avg Assets                    3.22       3.53       4.06       4.11
Noninterest Income/Avg Assets                0.31       0.23       0.08       0.18
Noninterest Exp/Avg Assets                   2.63       3.09       2.61       3.42

ASSET QUALITY:
NPL+Frcl RE/Lns+Frcl RE                      8.15       5.55       5.92       2.85
NPA's/Equity + LLR                          52.58      33.20      30.65       6.37
LLR/Nonperf & Restrcd Lns                   19.19      28.51      44.59      62.50
Foreclosed RE/Total Assets                   0.87       0.23       0.79       0.28
90+ Day Del Loans/Total Loans                2.78       0.45       1.05       0.81
Loan Loss Reserves/Total Lns                 1.31       1.48       2.05       1.42
Net Charge-Offs/Average Loans                0.09       0.37       1.29       1.07
Dom Risk R/E Lns/Tot Dom Lns                25.72      20.76      20.31      19.96

LIQUIDITY:
Brokered Dep/Total Dom Deps                   -          -          -          -
$100M+ Time Dep/Total Dom Dep                0.27       3.95       4.98       4.64
Int Earn Assets/Int Bear Liab              106.92     108.99     108.22     124.73
Pledged Sec/Total Sec                         -          -          -          -
Fair Value Sec/Amort Cost Sec              100.62      99.54     100.95     100.10


                                       10
Source: TAFS, published by Sheshunoff

FERGUSON & COMPANY                 Exhibit IV
------------------

RELIANCE SVGS BK
MILWAUKEE, WI
TICKER RELI                                        FINANCIAL HIGHLIGHTS
-----------

                                             1993       1994       1995       1996
                                                         ($000's)

BALANCE SHEET:
Total Assets                               33,093     32,639     32,150     40,442
% Change in Assets                            -        (1.37)     (1.50)     25.79
Securities-Book Value                       3,951     10,711      8,769     12,786
Securities-Fair Value                       4,105     10,691      8,857     12,838
Total Loans & Leases                       18,251     20,340     22,235     25,222
Total Deposits                             23,816     22,914     21,460     17,932
Loan/Deposit Ratio                          76.63      88.77     103.61     140.65
Provision for Loan Losses                      22         22         22         22

CAPITAL:
Equity Capital                              9,052      9,282      9,969     19,652
Total Qualifying Capital(Est)               9,126      9,399      9,821     19,410
Equity Capital/Average Assets               27.35      28.24      30.39      51.69
Tot Qual Cap/Rk Bsd Asts(Est)               61.14      45.16      45.62      81.73
Tier 1 Cap/Rsk Bsed Asts(Est)               60.65      44.71      45.09      81.16
T1 Cap/Avg Assets(Lev Est)                  26.97      27.95      30.19      44.56
Dividends Declared/Net Income                 -          -          -          -

PROFITABILITY:
Net Income(Loss)                              381        373        400        497
Return on Average Assets                     1.15       1.13       1.22       1.31
Return on Average Equity Cap                 4.21       4.07       4.15       3.16
Net Interest Margin                          4.71       4.63       4.28       4.92
Net Int Income/Avg Assets                    3.73       4.12       4.16       4.68
Noninterest Income/Avg Assets               (0.07)      0.04       0.04       0.02
Noninterest Exp/Avg Assets                   1.65       2.20       2.13       2.28

ASSET QUALITY:
NPL+Frcl RE/Lns+Frcl RE                      0.37        -          -          -
NPA's/Equity + LLR                           0.73        -          -          -
LLR/Nonperf & Restrcd Lns                  110.45        -          -          -
Foreclosed RE/Total Assets                    -          -          -          -
90+ Day Del Loans/Total Loans                0.37        -          -          -
Loan Loss Reserves/Total Lns                 0.41       0.46       0.52       0.55
Net Charge-Offs/Average Loans                 -         0.01        -          -
Dom Risk R/E Lns/Tot Dom Lns                40.15      34.08      36.80      33.82

LIQUIDITY:
Brokered Dep/Total Dom Deps                   -          -          -          -
$100M+ Time Dep/Total Dom Dep                6.88       9.10      10.41       7.20
Int Earn Assets/Int Bear Liab              137.66     138.79     144.61     196.95
Pledged Sec/Total Sec                         -          -          -          -
Fair Value Sec/Amort Cost Sec              103.90      99.45     106.26     105.54


                                       11
Source: TAFS, published by Sheshunoff

FERGUSON & COMPANY                 Exhibit IV
------------------

SCOTLAND SVGS BK
LAURINBURG, NC
TICKER SSB                                         FINANCIAL HIGHLIGHTS
----------

                                             1993       1994       1995       1996
                                                         ($000's)
BALANCE SHEET:
Total Assets                               55,357     57,740     58,049     60,714
% Change in Assets                          (1.10)      4.30       0.54       4.59
Securities-Book Value                       5,247     14,250     11,806     11,018
Securities-Fair Value                       5,815     14,086     11,912     11,081
Total Loans & Leases                       39,671     37,296     42,003     46,305
Total Deposits                             47,653     49,124     48,346     42,432
Loan/Deposit Ratio                          83.25      75.92      86.88     109.13
Provision for Loan Losses                       5         25         12         24

CAPITAL:
Equity Capital                              7,093      7,921      8,860     17,136
Total Qualifying Capital(Est)               7,270      7,897      8,609     16,834
Equity Capital/Average Assets               12.74      14.01      15.02      26.95
Tot Qual Cap/Rk Bsd Asts(Est)               26.33      30.02      30.65      57.41
Tier 1 Cap/Rsk Bsed Asts(Est)               25.69      29.25      29.89      56.62
T1 Cap/Avg Assets(Lev Est)                  14.44      13.05      14.11      27.12
Dividends Declared/Net Income                 -          -          -        30.14

PROFITABILITY:
Net Income(Loss)                              465        577        700        647
Return on Average Assets                     0.84       1.02       1.19       1.02
Return on Average Equity Cap                 6.78       7.69       8.36       4.08
Net Interest Margin                          4.07       3.89       3.80       4.30
Net Int Income/Avg Assets                    4.01       3.82       3.66       4.11
Noninterest Income/Avg Assets                0.10       0.27       0.11       0.09
Noninterest Exp/Avg Assets                   1.93       2.44       1.92       2.58

ASSET QUALITY:
NPL+Frcl RE/Lns+Frcl RE                      0.29       -          -          0.07
NPA's/Equity + LLR                           1.60       -          -          0.18
LLR/Nonperf & Restrcd Lns                  152.59       -          -        745.16
Foreclosed RE/Total Assets                    -          -          -          -
90+ Day Del Loans/Total Loans                0.29       -          -          0.07
Loan Loss Reserves/Total Lns                 0.45       0.54       0.51       0.50
Net Charge-Offs/Average Loans                 -          -          -         0.02
Dom Risk R/E Lns/Tot Dom Lns                 8.13       7.58       6.59       6.50

LIQUIDITY:
Brokered Dep/Total Dom Deps                   -          -          -          -
$100M+ Time Dep/Total Dom Dep                6.02       7.36       8.60       6.66
Int Earn Assets/Int Bear Liab              114.75     115.85     118.12     142.09
Pledged Sec/Total Sec                       10.04       2.55       6.02       5.95
Fair Value Sec/Amort Cost Sec              110.83     101.29     107.31     108.53

                                       12
Source: TAFS, published by Sheshunoff

                                   EXHIBIT V

FERGUSON & COMPANY
------------------
                   Exhibit V - Selected Publicly Held Thrifts

                                                                                 Deposit                                Current
                                                                                 Insurance                                Stock
                                                                                 Agency                                   Price
Ticker      Short Name                        City               State   Region  (BIF/SAIF)      Exchange  IPO Date         ($)

AADV        Advantage Bancorp Inc.            Kenosha            WI      MW      SAIF            NASDAQ          03/23/92    37.500
ABBK        Abington Bancorp Inc.             Abington           MA      NE      BIF             NASDAQ          06/10/86    24.625
ABCL        Alliance Bancorp Inc.             Hinsdale           IL      MW      SAIF            NASDAQ          07/07/92    30.250
ABCW        Anchor BanCorp Wisconsin          Madison            WI      MW      SAIF            NASDAQ          07/16/92    43.125
AFCB        Affiliated Community Bancorp      Waltham            MA      NE      SAIF            NASDAQ          10/19/95    24.375
AHM         Ahmanson & Company (H.F.)         Irwindale          CA      WE      SAIF            NYSE            10/25/72    44.375
ALBC        Albion Banc Corp.                 Albion             NY      MA      SAIF            NASDAQ          07/26/93    23.000
ALBK        ALBANK Financial Corporation      Albany             NY      MA      SAIF            NASDAQ          04/01/92    37.250
ANBK        American National Bancorp         Baltimore          MD      MA      SAIF            NASDAQ          10/31/95    14.750
ANDB        Andover Bancorp Inc.              Andover            MA      NE      BIF             NASDAQ          05/08/86    29.750
ASBI        Ameriana Bancorp                  New Castle         IN      MW      SAIF            NASDAQ          03/02/87    15.500
ASBP        ASB Financial Corp.               Portsmouth         OH      MW      SAIF            NASDAQ          05/11/95    11.750
ASFC        Astoria Financial Corporation     Lake Success       NY      MA      SAIF            NASDAQ          11/18/93    42.375
BANC        BankAtlantic Bancorp Inc.         Fort Lauderdale    FL      SE      SAIF            NASDAQ          11/29/83    13.750
BDJI        First Federal Bancorporation      Bemidji            MN      MW      SAIF            NASDAQ          04/04/95    18.750
BFD         BostonFed Bancorp Inc.            Burlington         MA      NE      SAIF            AMSE            10/24/95    16.938
BFSB        Bedford Bancshares Inc.           Bedford            VA      SE      SAIF            NASDAQ          08/22/94    19.875
BKC         American Bank of Connecticut      Waterbury          CT      NE      BIF             AMSE            12/01/81    35.000
BKCT        Bancorp Connecticut Inc.          Southington        CT      NE      BIF             NASDAQ          07/03/86    25.750
BKUNA       BankUnited Financial Corp.        Coral Gables       FL      SE      SAIF            NASDAQ          12/11/85     9.813
BSBC        Branford Savings Bank             Branford           CT      NE      BIF             NASDAQ          11/04/86     4.750
BVCC        Bay View Capital Corp.            San Mateo          CA      WE      SAIF            NASDAQ          05/09/86    24.875
CAFI        Camco Financial Corp.             Cambridge          OH      MW      SAIF            NASDAQ          NA          18.500
CAPS        Capital Savings Bancorp Inc.      Jefferson City     MO      MW      SAIF            NASDAQ          12/29/93    16.250
CASB        Cascade Financial Corp.           Everett            WA      WE      SAIF            NASDAQ          09/16/92    19.000
CASH        First Midwest Financial Inc.      Storm Lake         IA      MW      SAIF            NASDAQ          09/20/93    15.438
CBCI        Calumet Bancorp Inc.              Dolton             IL      MW      SAIF            NASDAQ          02/20/92    38.000
CBSA        Coastal Bancorp Inc.              Houston            TX      SW      SAIF            NASDAQ          NA          27.000
CBSB        Charter Financial Inc.            Sparta             IL      MW      SAIF            NASDAQ          12/29/95    17.375
CEBK        Central Co-operative Bank         Somerville         MA      NE      BIF             NASDAQ          10/24/86    17.250
CENF        CENFED Financial Corp.            Pasadena           CA      WE      SAIF            NASDAQ          10/25/91    29.500
CFB         Commercial Federal Corporation    Omaha              NE      MW      SAIF            NYSE            12/31/84    35.750
CFCP        Coastal Financial Corp.           Myrtle Beach       SC      SE      SAIF            NASDAQ          09/26/90    21.250
CFFC        Community Financial Corp.         Staunton           VA      SE      SAIF            NASDAQ          03/30/88    22.500
CFSB        CFSB Bancorp Inc.                 Lansing            MI      MW      SAIF            NASDAQ          06/22/90    23.000
CFTP        Community Federal Bancorp         Tupelo             MS      SE      SAIF            NASDAQ          03/26/96    17.500
CFX         CFX Corporation                   Keene              NH      NE      BIF             AMSE            02/12/87    18.125
CIBI        Community Investors Bancorp       Bucyrus            OH      MW      SAIF            NASDAQ          02/07/95    19.000
CKFB        CKF Bancorp Inc.                  Danville           KY      MW      SAIF            NASDAQ          01/04/95    19.250
CMRN        Cameron Financial Corp            Cameron            MO      MW      SAIF            NASDAQ          04/03/95    16.750
CMSV        Community Savings, MHC            North Palm Beach   FL      SE      SAIF            NASDAQ          10/24/94    21.750
CNIT        CENIT Bancorp Inc.                Norfolk            VA      SE      SAIF            NASDAQ          08/06/92    45.000
COFI        Charter One Financial             Cleveland          OH      MW      SAIF            NASDAQ          01/22/88    48.000
COVB        CoVest Bancshares Inc.            Des Plaines        IL      MW      SAIF            NASDAQ          07/01/92    18.000
CRZY        Crazy Woman Creek Bancorp         Buffalo            WY      WE      SAIF            NASDAQ          03/29/96    13.625
CSA         Coast Savings Financial           Los Angeles        CA      WE      SAIF            NYSE            12/23/85    45.875
CTZN        CitFed Bancorp Inc.               Dayton             OH      MW      SAIF            NASDAQ          01/23/92    36.750
CVAL        Chester Valley Bancorp Inc.       Downingtown        PA      MA      SAIF            NASDAQ          03/27/87    19.750
DFIN        Damen Financial Corp.             Schaumburg         IL      MW      SAIF            NASDAQ          10/02/95    14.250
DIBK        Dime Financial Corp.              Wallingford        CT      NE      BIF             NASDAQ          07/09/86    23.875
DME         Dime Bancorp Inc.                 New York           NY      MA      BIF             NYSE            08/19/86    17.750
DNFC        D & N Financial Corp.             Hancock            MI      MW      SAIF            NASDAQ          02/13/85    18.250
DSL         Downey Financial Corp.            Newport Beach      CA      WE      SAIF            NYSE            01/01/71    21.000
EBSI        Eagle Bancshares                  Tucker             GA      SE      SAIF            NASDAQ          04/01/86    16.313

                                       1
Source: SNL & F&C calculations

FERGUSON & COMPANY
------------------
                   Exhibit V - Selected Publicly Held Thrifts

                                                                                 Deposit                                Current
                                                                                 Insurance                                Stock
                                                                                 Agency                                   Price
Ticker      Short Name                        City               State   Region  (BIF/SAIF)      Exchange  IPO Date         ($)

EFBI        Enterprise Federal Bancorp        West Chester       OH      MW      SAIF            NASDAQ          10/17/94    19.000
EGFC        Eagle Financial Corp.             Bristol            CT      NE      SAIF            NASDAQ          02/03/87    29.625
EIRE        Emerald Isle Bancorp Inc.         Quincy             MA      NE      BIF             NASDAQ          09/08/86    18.000
EMLD        Emerald Financial Corp.           Strongsville       OH      MW      SAIF            NASDAQ          NA          15.000
EQSB        Equitable Federal Savings Bank    Wheaton            MD      MA      SAIF            NASDAQ          09/10/93    34.000
ESBK        Elmira Savings Bank (The)         Elmira             NY      MA      BIF             NASDAQ          03/01/85    20.750
ETFS        East Texas Financial Services     Tyler              TX      SW      SAIF            NASDAQ          01/10/95    17.250
FBBC        First Bell Bancorp Inc.           Pittsburgh         PA      MA      SAIF            NASDAQ          06/29/95    14.875
FBCI        Fidelity Bancorp Inc.             Chicago            IL      MW      SAIF            NASDAQ          12/15/93    18.750
FBHC        Fort Bend Holding Corp.           Rosenberg          TX      SW      SAIF            NASDAQ          06/30/93    26.500
FBSI        First Bancshares Inc.             Mountain Grove     MO      MW      SAIF            NASDAQ          12/22/93    19.000
FCME        First Coastal Corporation         Westbrook          ME      NE      BIF             NASDAQ          NA           9.500
FED         FirstFed Financial Corp.          Santa Monica       CA      WE      SAIF            NYSE            12/16/83    28.375
FESX        First Essex Bancorp Inc.          Andover            MA      NE      BIF             NASDAQ          08/04/87    16.625
FFBA        First Colorado Bancorp Inc.       Lakewood           CO      SW      SAIF            NASDAQ          01/02/96    18.000
FFBI        First Financial Bancorp Inc.      Belvidere          IL      MW      SAIF            NASDAQ          10/04/93    16.000
FFBS        FFBS BanCorp Inc.                 Columbus           MS      SE      SAIF            NASDAQ          07/01/93    23.000
FFBZ        First Federal Bancorp Inc.        Zanesville         OH      MW      SAIF            NASDAQ          07/13/92    17.500
FFCH        First Financial Holdings Inc.     Charleston         SC      SE      SAIF            NASDAQ          11/10/83    26.750
FFDB        FirstFed Bancorp Incorporated     Bessemer           AL      SE      SAIF            NASDAQ          11/19/91    18.250
FFES        First Federal of East Hartford    East Hartford      CT      NE      SAIF            NASDAQ          06/23/87    25.250
FFFC        FFVA Financial Corp.              Lynchburg          VA      SE      SAIF            NASDAQ          10/12/94    25.000
FFFD        North Central Bancshares Inc.     Fort Dodge         IA      MW      SAIF            NASDAQ          03/21/96    15.250
FFFL        Fidelity Bankshares Inc., MHC     West Palm Beach    FL      SE      SAIF            NASDAQ          01/07/94    18.750
FFHH        FSF Financial Corp.               Hutchinson         MN      MW      SAIF            NASDAQ          10/07/94    16.625
FFHS        First Franklin Corporation        Cincinnati         OH      MW      SAIF            NASDAQ          01/26/88    19.875
FFIC        Flushing Financial Corp.          Flushing           NY      MA      BIF             NASDAQ          11/21/95    19.375
FFKY        First Federal Financial Corp.     Elizabethtown      KY      MW      SAIF            NASDAQ          07/15/87    19.250
FFLC        FFLC Bancorp Inc.                 Leesburg           FL      SE      SAIF            NASDAQ          01/04/94    28.250
FFOH        Fidelity Financial of Ohio        Cincinnati         OH      MW      SAIF            NASDAQ          03/04/96    15.000
FFSL        First Independence Corp.          Independence       KS      MW      SAIF            NASDAQ          10/08/93    11.281
FFSW        FirstFederal Financial Svcs       Wooster            OH      MW      SAIF            NASDAQ          03/31/87    34.500
FFSX        First Fed SB of Siouxland, MHC    Sioux City         IA      MW      SAIF            NASDAQ          07/13/92    23.000
FFWC        FFW Corp.                         Wabash             IN      MW      SAIF            NASDAQ          04/05/93    26.000
FFWD        Wood Bancorp Inc.                 Bowling Green      OH      MW      SAIF            NASDAQ          08/31/93    16.000
FFYF        FFY Financial Corp.               Youngstown         OH      MW      SAIF            NASDAQ          06/28/93    26.000
FGHC        First Georgia Holding Inc.        Brunswick          GA      SE      SAIF            NASDAQ          02/11/87     7.500
FIBC        Financial Bancorp Inc.            Long Island City   NY      MA      SAIF            NASDAQ          08/17/94    17.250
FKFS        First Keystone Financial          Media              PA      MA      SAIF            NASDAQ          01/26/95    22.750
FLFC        First Liberty Financial Corp.     Macon              GA      SE      SAIF            NASDAQ          12/06/83    21.500
FMCO        FMS Financial Corporation         Burlington         NJ      MA      SAIF            NASDAQ          12/14/88    19.750
FMSB        First Mutual Savings Bank         Bellevue           WA      WE      BIF             NASDAQ          12/17/85    20.250
FNGB        First Northern Capital Corp.      Green Bay          WI      MW      SAIF            NASDAQ          12/29/83    19.625
FOBC        Fed One Bancorp                   Wheeling           WV      SE      SAIF            NASDAQ          01/19/95    20.875
FRC         First Republic Bancorp            San Francisco      CA      WE      BIF             NYSE            NA          20.375
FSBI        Fidelity Bancorp Inc.             Pittsburgh         PA      MA      SAIF            NASDAQ          06/24/88    20.000
FSFC        First Southeast Financial Corp    Anderson           SC      SE      SAIF            NASDAQ          10/08/93    10.938
FSLA        First Savings Bank, MHC           Woodbridge         NJ      MA      SAIF            NASDAQ          07/10/92    24.750
FSPG        First Home Bancorp Inc.           Pennsville         NJ      MA      SAIF            NASDAQ          04/20/87    19.250
FSTC        First Citizens Corporation        Newnan             GA      SE      SAIF            NASDAQ          03/01/86    24.750
FTF         Texarkana First Financial Corp    Texarkana          AR      SE      SAIF            AMSE            07/07/95    17.625
FTFC        First Federal Capital Corp.       La Crosse          WI      MW      SAIF            NASDAQ          11/02/89    30.250
FTSB        Fort Thomas Financial Corp.       Fort Thomas        KY      MW      SAIF            NASDAQ          06/28/95    10.500
FWWB        First SB of Washington Bancorp    Walla Walla        WA      WE      SAIF            NASDAQ          11/01/95    21.500

                                       2
Source: SNL & F&C calculations

FERGUSON & COMPANY
------------------
                   Exhibit V - Selected Publicly Held Thrifts

                                                                                 Deposit                                Current
                                                                                 Insurance                                Stock
                                                                                 Agency                                   Price
Ticker      Short Name                        City               State   Region  (BIF/SAIF)      Exchange  IPO Date         ($)

GAF         GA Financial Inc.                 Pittsburgh         PA      MA      SAIF            AMSE            03/26/96    16.563
GBCI        Glacier Bancorp Inc.              Kalispell          MT      WE      SAIF            NASDAQ          03/30/84    16.500
GDW         Golden West Financial             Oakland            CA      WE      SAIF            NYSE            05/29/59    69.750
GFCO        Glenway Financial Corp.           Cincinnati         OH      MW      SAIF            NASDAQ          11/30/90    24.750
GFSB        GFS Bancorp Inc.                  Grinnell           IA      MW      SAIF            NASDAQ          01/06/94    14.250
GLN         Glendale Federal Bank FSB         Glendale           CA      WE      SAIF            NYSE            10/01/83    26.750
GPT         GreenPoint Financial Corp.        New York           NY      MA      BIF             NYSE            01/28/94    62.625
GSBC        Great Southern Bancorp Inc.       Springfield        MO      MW      SAIF            NASDAQ          12/14/89    16.938
GTFN        Great Financial Corporation       Louisville         KY      MW      SAIF            NASDAQ          03/31/94    33.250
GUPB        GFSB Bancorp Inc.                 Gallup             NM      SW      SAIF            NASDAQ          06/30/95    18.000
HALL        Hallmark Capital Corp.            West Allis         WI      MW      SAIF            NASDAQ          01/03/94    19.250
HARB        Harbor Federal Savings Bk, MHC    Fort Pierce        FL      SE      SAIF            NASDAQ          01/06/94    36.625
HARL        Harleysville Savings Bank         Harleysville       PA      MA      SAIF            NASDAQ          08/04/87    22.125
HARS        Harris Savings Bank, MHC          Harrisburg         PA      MA      SAIF            NASDAQ          01/25/94    20.750
HAVN        Haven Bancorp Inc.                Woodhaven          NY      MA      SAIF            NASDAQ          09/23/93    34.000
HBFW        Home Bancorp                      Fort Wayne         IN      MW      SAIF            NASDAQ          03/30/95    20.125
HBNK        Highland Federal Bank FSB         Burbank            CA      WE      SAIF            NASDAQ          NA          21.813
HBS         Haywood Bancshares Inc.           Waynesville        NC      SE      BIF             AMSE            12/18/87    16.375
HFFB        Harrodsburg First Fin Bancorp     Harrodsburg        KY      MW      SAIF            NASDAQ          10/04/95    15.000
HFFC        HF Financial Corp.                Sioux Falls        SD      MW      SAIF            NASDAQ          04/08/92    19.375
HFGI        Harrington Financial Group        Richmond           IN      MW      SAIF            NASDAQ          NA          12.000
HFNC        HFNC Financial Corp.              Charlotte          NC      SE      SAIF            NASDAQ          12/29/95    17.125
HFSA        Hardin Bancorp Inc.               Hardin             MO      MW      SAIF            NASDAQ          09/29/95    14.625
HHFC        Harvest Home Financial Corp.      Cheviot            OH      MW      SAIF            NASDAQ          10/10/94    10.500
HIFS        Hingham Instit. for Savings       Hingham            MA      NE      BIF             NASDAQ          12/20/88    18.250
HMCI        HomeCorp Inc.                     Rockford           IL      MW      SAIF            NASDAQ          06/22/90    14.250
HMNF        HMN Financial Inc.                Spring Valley      MN      MW      SAIF            NASDAQ          06/30/94    21.125
HOMF        Home Federal Bancorp              Seymour            IN      MW      SAIF            NASDAQ          01/23/88    27.000
HPBC        Home Port Bancorp Inc.            Nantucket          MA      NE      BIF             NASDAQ          08/25/88    20.250
HRBF        Harbor Federal Bancorp Inc.       Baltimore          MD      MA      SAIF            NASDAQ          08/12/94    17.000
HRZB        Horizon Financial Corp.           Bellingham         WA      WE      BIF             NASDAQ          08/01/86    15.375
HZFS        Horizon Financial Svcs Corp.      Oskaloosa          IA      MW      SAIF            NASDAQ          06/30/94    19.250
IFSB        Independence Federal Savings      Washington         DC      MA      SAIF            NASDAQ          06/06/85     8.875
INBI        Industrial Bancorp                Bellevue           OH      MW      SAIF            NASDAQ          08/01/95    12.750
IPSW        Ipswich Savings Bank              Ipswich            MA      NE      BIF             NASDAQ          05/26/93    16.375
ISBF        ISB Financial Corporation         New Iberia         LA      SW      SAIF            NASDAQ          04/07/95    22.750
ITLA        ITLA Capital Corp.                La Jolla           CA      WE      BIF             NASDAQ          10/24/95    15.250
IWBK        InterWest Bancorp Inc.            Oak Harbor         WA      WE      SAIF            NASDAQ          NA          34.750
JSBA        Jefferson Savings Bancorp         Ballwin            MO      MW      SAIF            NASDAQ          04/08/93    29.000
JSBF        JSB Financial Inc.                Lynbrook           NY      MA      BIF             NASDAQ          06/27/90    44.625
JXSB        Jacksonville Savings Bank, MHC    Jacksonville       IL      MW      SAIF            NASDAQ          04/21/95    16.250
KFBI        Klamath First Bancorp             Klamath Falls      OR      WE      SAIF            NASDAQ          10/05/95    18.938
KNK         Kankakee Bancorp Inc.             Kankakee           IL      MW      SAIF            AMSE            01/06/93    29.000
KSAV        KS Bancorp Inc.                   Kenly              NC      SE      SAIF            NASDAQ          12/30/93    22.000
KSBK        KSB Bancorp Inc.                  Kingfield          ME      NE      BIF             NASDAQ          06/24/93    33.000
KYF         Kentucky First Bancorp Inc.       Cynthiana          KY      MW      SAIF            AMSE            08/29/95    10.875
LARK        Landmark Bancshares Inc.          Dodge City         KS      MW      SAIF            NASDAQ          03/28/94    20.000
LARL        Laurel Capital Group Inc.         Allison Park       PA      MA      SAIF            NASDAQ          02/20/87    21.250
LFBI        Little Falls Bancorp Inc.         Little Falls       NJ      MA      SAIF            NASDAQ          01/05/96    13.000
LFED        Leeds Federal Savings Bk, MHC     Baltimore          MD      MA      SAIF            NASDAQ          05/02/94    18.000
LIFB        Life Bancorp Inc.                 Norfolk            VA      SE      SAIF            NASDAQ          10/11/94    22.750
LISB        Long Island Bancorp Inc.          Melville           NY      MA      SAIF            NASDAQ          04/18/94    35.125
LOGN        Logansport Financial Corp.        Logansport         IN      MW      SAIF            NASDAQ          06/14/95    14.000
LSBI        LSB Financial Corp.               Lafayette          IN      MW      BIF             NASDAQ          02/03/95    19.500

                                       3
Source: SNL & F&C calculations

FERGUSON & COMPANY
------------------
                   Exhibit V - Selected Publicly Held Thrifts

                                                                                 Deposit                                Current
                                                                                 Insurance                                Stock
                                                                                 Agency                                   Price
Ticker      Short Name                        City               State   Region  (BIF/SAIF)      Exchange  IPO Date         ($)

LSBX        Lawrence Savings Bank             North Andover      MA      NE      BIF             NASDAQ          05/02/86    10.875
LVSB        Lakeview Financial                West Paterson      NJ      MA      SAIF            NASDAQ          12/22/93    29.625
MAFB        MAF Bancorp Inc.                  Clarendon Hills    IL      MW      SAIF            NASDAQ          01/12/90    41.000
MARN        Marion Capital Holdings           Marion             IN      MW      SAIF            NASDAQ          03/18/93    22.500
MASB        MASSBANK Corp.                    Reading            MA      NE      BIF             NASDAQ          05/28/86    43.000
MBB         MSB Bancorp Inc.                  Goshen             NY      MA      BIF             AMSE            09/03/92    18.125
MBB         MSB Bancorp, Inc.                 Goshen             NY      MA      BIF             AMSE            NA          18.125
MBLF        MBLA Financial Corp.              Macon              MO      MW      SAIF            NASDAQ          06/24/93    23.250
MCBN        Mid-Coast Bancorp Inc.            Waldoboro          ME      NE      SAIF            NASDAQ          11/02/89    19.500
MCBS        Mid Continent Bancshares Inc.     El Dorado          KS      MW      SAIF            NASDAQ          06/27/94    26.000
MDBK        Medford Savings Bank              Medford            MA      NE      BIF             NASDAQ          03/18/86    27.250
MERI        Meritrust Federal SB              Thibodaux          LA      SW      SAIF            NASDAQ          NA          38.500
MFBC        MFB Corp.                         Mishawaka          IN      MW      SAIF            NASDAQ          03/25/94    19.500
MFFC        Milton Federal Financial Corp.    West Milton        OH      MW      SAIF            NASDAQ          10/07/94    14.125
MFLR        Mayflower Co-operative Bank       Middleboro         MA      NE      BIF             NASDAQ          12/23/87    16.250
MFSL        Maryland Federal Bancorp          Hyattsville        MD      MA      SAIF            NASDAQ          06/02/87    45.000
MIVI        Mississippi View Holding Co.      Little Falls       MN      MW      SAIF            NASDAQ          03/24/95    15.000
MLBC        ML Bancorp Inc.                   Villanova          PA      MA      SAIF            NASDAQ          08/11/94    18.438
MSBF        MSB Financial Inc.                Marshall           MI      MW      SAIF            NASDAQ          02/06/95    22.000
MWBI        Midwest Bancshares Inc.           Burlington         IA      MW      SAIF            NASDAQ          11/12/92    31.500
MWBX        MetroWest Bank                    Framingham         MA      NE      BIF             NASDAQ          10/10/86     5.438
MWFD        Midwest Federal Financial         Baraboo            WI      MW      SAIF            NASDAQ          07/08/92    19.750
NASB        North American Savings Bank       Grandview          MO      MW      SAIF            NASDAQ          09/27/85    45.000
NBN         Northeast Bancorp                 Portland           ME      NE      BIF             AMSE            08/19/87    14.375
NEIB        Northeast Indiana Bancorp         Huntington         IN      MW      SAIF            NASDAQ          06/28/95    16.000
NHTB        New Hampshire Thrift Bncshrs      New London         NH      NE      SAIF            NASDAQ          05/22/86    15.375
NMSB        NewMil Bancorp Inc.               New Milford        CT      NE      BIF             NASDAQ          02/01/86     9.500
NSSB        Norwich Financial Corp.           Norwich            CT      NE      BIF             NASDAQ          11/14/86    20.625
NTMG        Nutmeg Federal S&LA               Danbury            CT      NE      SAIF            NASDAQ          NA           7.375
NWEQ        Northwest Equity Corp.            Amery              WI      MW      SAIF            NASDAQ          10/11/94    14.625
NWSB        Northwest Savings Bank, MHC       Warren             PA      MA      SAIF            NASDAQ          11/07/94    14.375
NYB         New York Bancorp Inc.             Douglaston         NY      MA      SAIF            NYSE            01/28/88    32.875
OFCP        Ottawa Financial Corp.            Holland            MI      MW      SAIF            NASDAQ          08/19/94    21.375
OHSL        OHSL Financial Corp.              Cincinnati         OH      MW      SAIF            NASDAQ          02/10/93    23.750
PALM        Palfed, Inc.                      Aiken              SC      SE      SAIF            NASDAQ          12/15/85    16.500
PBCI        Pamrapo Bancorp Inc.              Bayonne            NJ      MA      SAIF            NASDAQ          11/14/89    19.750
PBCT        People's Bank, MHC                Bridgeport         CT      NE      BIF             NASDAQ          07/06/88    24.375
PBIX        Patriot Bank Corp.                Pottstown          PA      MA      SAIF            NASDAQ          12/04/95    16.000
PBKB        People's Bancshares Inc.          South Easton       MA      NE      BIF             NASDAQ          10/23/86    13.500
PCBC        Perry County Financial Corp.      Perryville         MO      MW      SAIF            NASDAQ          02/13/95    19.500
PCCI        Pacific Crest Capital             Agoura Hills       CA      WE      BIF             NASDAQ          NA          12.250
PEEK        Peekskill Financial Corp.         Peekskill          NY      MA      SAIF            NASDAQ          12/29/95    14.000
PERT        Perpetual Bank, MHC               Anderson           SC      SE      SAIF            NASDAQ          10/26/93    27.625
PFDC        Peoples Bancorp                   Auburn             IN      MW      SAIF            NASDAQ          07/07/87    21.750
PFNC        Progress Financial Corporation    Blue Bell          PA      MA      SAIF            NASDAQ          07/18/83     9.125
PFSB        PennFed Financial Services Inc    West Orange        NJ      MA      SAIF            NASDAQ          07/15/94    25.188
PFSL        Pocahontas FS&LA, MHC             Pocahontas         AR      SE      SAIF            NASDAQ          04/05/94    19.500
PHBK        Peoples Heritage Finl Group       Portland           ME      NE      BIF             NASDAQ          12/04/86    35.250
PLE         Pinnacle Bancshares Inc.          Jasper             AL      SE      SAIF            AMSE            12/17/86    21.875
PSBK        Progressive Bank Inc.             Fishkill           NY      MA      BIF             NASDAQ          08/01/84    27.250
PTRS        Potters Financial Corp.           East Liverpool     OH      MW      SAIF            NASDAQ          12/31/93    20.250
PULS        Pulse Bancorp                     South River        NJ      MA      SAIF            NASDAQ          09/18/86    18.250
PVFC        PVF Capital Corp.                 Bedford Heights    OH      MW      SAIF            NASDAQ          12/30/92    18.000
PVSA        Parkvale Financial Corporation    Monroeville        PA      MA      SAIF            NASDAQ          07/16/87    28.375

                                       4
Source: SNL & F&C calculations

FERGUSON & COMPANY
------------------
                   Exhibit V - Selected Publicly Held Thrifts

                                                                                 Deposit                                Current
                                                                                 Insurance                                Stock
                                                                                 Agency                                   Price
Ticker      Short Name                        City               State   Region  (BIF/SAIF)      Exchange  IPO Date         ($)

PWBC        PennFirst Bancorp Inc.            Ellwood City       PA      MA      SAIF            NASDAQ          06/13/90    13.500
QCBC        Quaker City Bancorp Inc.          Whittier           CA      WE      SAIF            NASDAQ          12/30/93    15.875
QCFB        QCF Bancorp Inc.                  Virginia           MN      MW      SAIF            NASDAQ          04/03/95    21.000
QCSB        Queens County Bancorp Inc.        Flushing           NY      MA      BIF             NASDAQ          11/23/93    41.625
RARB        Raritan Bancorp Inc.              Raritan            NJ      MA      BIF             NASDAQ          03/01/87    29.500
RELY        Reliance Bancorp Inc.             Garden City        NY      MA      SAIF            NASDAQ          03/31/94    24.625
ROSE        TR Financial Corp.                Garden City        NY      MA      BIF             NASDAQ          06/29/93    21.625
RVSB        Riverview Savings Bank, MHC       Camas              WA      WE      SAIF            NASDAQ          10/26/93    19.000
SFED        SFS Bancorp Inc.                  Schenectady        NY      MA      SAIF            NASDAQ          06/30/95    16.625
SFFC        StateFed Financial Corporation    Des Moines         IA      MW      SAIF            NASDAQ          01/05/94    18.500
SFIN        Statewide Financial Corp.         Jersey City        NJ      MA      SAIF            NASDAQ          10/02/95    16.250
SFSB        SuburbFed Financial Corp.         Flossmoor          IL      MW      SAIF            NASDAQ          03/04/92    24.000
SFSL        Security First Corp.              Mayfield Heights   OH      MW      SAIF            NASDAQ          01/22/88    21.250
SGVB        SGV Bancorp Inc.                  West Covina        CA      WE      SAIF            NASDAQ          06/29/95    12.875
SISB        SIS Bancorp Inc.                  Springfield        MA      NE      BIF             NASDAQ          02/08/95    28.250
SKAN        Skaneateles Bancorp Inc.          Skaneateles        NY      MA      BIF             NASDAQ          06/02/86    18.500
SMBC        Southern Missouri Bancorp Inc.    Poplar Bluff       MO      MW      SAIF            NASDAQ          04/13/94    17.500
SMFC        Sho-Me Financial Corp.            Mt. Vernon         MO      MW      SAIF            NASDAQ          07/01/94    37.250
SOPN        First Savings Bancorp Inc.        Southern Pines     NC      SE      SAIF            NASDAQ          01/06/94    20.750
SOSA        Somerset Savings Bank             Somerville         MA      NE      BIF             NASDAQ          07/09/86     2.688
SPBC        St. Paul Bancorp Inc.             Chicago            IL      MW      SAIF            NASDAQ          05/18/87    32.813
STFR        St. Francis Capital Corp.         Milwaukee          WI      MW      SAIF            NASDAQ          06/21/93    29.500
STSA        Sterling Financial Corp.          Spokane            WA      WE      SAIF            NASDAQ          NA          18.500
SWBI        Southwest Bancshares              Hometown           IL      MW      SAIF            NASDAQ          06/24/92    20.750
SWCB        Sandwich Co-operative Bank        Sandwich           MA      NE      BIF             NASDAQ          07/25/86    30.750
TBK         Tolland Bank                      Tolland            CT      NE      BIF             AMSE            12/19/86    18.000
THR         Three Rivers Financial Corp.      Three Rivers       MI      MW      SAIF            AMSE            08/24/95    15.000
THRD        TF Financial Corporation          Newtown            PA      MA      SAIF            NASDAQ          07/13/94    18.000
TPNZ        Tappan Zee Financial Inc.         Tarrytown          NY      MA      SAIF            NASDAQ          10/05/95    16.500
TRIC        Tri-County Bancorp Inc.           Torrington         WY      WE      SAIF            NASDAQ          09/30/93    20.500
TSH         Teche Holding Co.                 Franklin           LA      SW      SAIF            AMSE            04/19/95    18.750
TWIN        Twin City Bancorp                 Bristol            TN      SE      SAIF            NASDAQ          01/04/95    18.500
UBMT        United Financial Corp.            Great Falls        MT      WE      SAIF            NASDAQ          09/23/86    19.500
VABF        Virginia Beach Fed. Financial     Virginia Beach     VA      SE      SAIF            NASDAQ          11/01/80    12.375
WAMU        Washington Mutual Inc.            Seattle            WA      WE      BIF             NASDAQ          03/11/83    55.875
WAYN        Wayne Savings & Loan Co. MHC      Wooster            OH      MW      SAIF            NASDAQ          06/25/93    26.750
WBST        Webster Financial Corporation     Waterbury          CT      NE      SAIF            NASDAQ          12/12/86    41.375
WCBI        Westco Bancorp                    Westchester        IL      MW      SAIF            NASDAQ          06/26/92    24.375
WEFC        Wells Financial Corp.             Wells              MN      MW      SAIF            NASDAQ          04/11/95    14.750
WFCO        Winton Financial Corp.            Cincinnati         OH      MW      SAIF            NASDAQ          08/04/88    13.000
WFSL        Washington Federal Inc.           Seattle            WA      WE      SAIF            NASDAQ          11/17/82    26.063
WRNB        Warren Bancorp Inc.               Peabody            MA      NE      BIF             NASDAQ          07/09/86    18.000
WSB         Washington Savings Bank, FSB      Waldorf            MD      MA      SAIF            AMSE            NA           4.875
WSFS        WSFS Financial Corporation        Wilmington         DE      MA      BIF             NASDAQ          11/26/86    13.000
WSTR        WesterFed Financial Corp.         Missoula           MT      WE      SAIF            NASDAQ          01/10/94    20.375
WVFC        WVS Financial Corporation         Pittsburgh         PA      MA      SAIF            NASDAQ          11/29/93    24.750
YFED        York Financial Corp.              York               PA      MA      SAIF            NASDAQ          02/01/84    20.000

Maximum                                                                                                                      69.750
Minimum                                                                                                                       2.688
Average                                                                                                                      22.004
Median                                                                                                                       19.500

                                       5
Source: SNL & F&C calculations

FERGUSON & COMPANY
------------------
                   Exhibit V - Selected Publicly Held Thrifts

                                                                                                              Tangible
           Current    Price/     Current    Current                   Current          Total      Equity/      Equity/
            Market       LTM      Price/   Price/ T        Price/    Dividend         Assets       Assets      TAssets
             Value  Core EPS      Book V     Book V        Assets       Yield          ($000)         (%)          (%)
Ticker        ($M)       (x)         (%)        (%)           (%)         (%)            MRQ          MRQ          MRQ

AADV        121.18      15.5       134.3      145.0          11.9       1.07       1,021,439         8.8           8.2
ABBK         46.63      14.9       137.9      154.0           9.5       1.62         492,058         6.9           6.2
ABCL        161.20      17.6       131.9      133.7          12.3       2.15       1,313,141         9.3           9.2
ABCW        197.57      11.8       167.6      171.0          10.5       1.30       1,884,983         6.3           6.1
AFCB        157.57      14.8       150.2      151.1          14.9       1.97       1,054,997         9.8           9.7
AHM       4,463.93      17.5       232.9      276.0           9.2       1.98      48,697,126         4.9           4.3
ALBC          6.05      24.5        97.4       97.4           8.7       1.35          66,316         8.9           8.9
ALBK        476.26      15.1       148.4      171.1          13.7       1.61       3,496,331         9.2           8.1
ANBK         53.29      17.0       112.8      112.8          10.6       0.81         505,318         9.0           9.0
ANDB        153.17      11.4       156.9      156.9          12.7       2.29       1,209,604         8.1           8.1
ASBI         50.22      14.8       115.8      115.9          12.6       3.87         402,163        10.9          10.8
ASBP         20.23      19.9       110.6      110.6          18.5       3.40         109,414        15.7          15.7
ASFC        900.16      15.8       154.0      185.1          11.7       1.42       7,689,409         7.6           6.4
BANC        325.56      17.6       167.1      205.2           9.2       0.85       2,773,085         5.5           4.5
BDJI         13.14      18.2       109.1      109.1          12.2        -           107,716        11.2          11.2
BFD         100.99      19.5       112.8      116.8          10.7       1.65         941,007         8.9           8.6
BFSB         22.71      12.7       114.0      114.0          17.3       2.62         131,506        14.3          14.3
BKC          80.57      13.6       171.7      179.6          13.7       4.11         588,583         8.0           7.7
BKCT         65.82      14.6       153.2      153.2          15.9       3.42         413,729        10.4          10.4
BKUNA        84.06      18.5       133.9      166.6           6.0        -         1,453,152         6.8           6.0
BSBC         31.16      16.4       184.1      184.1          17.6       1.68         177,425         9.5           9.5
BVCC        322.63      16.8       167.9      176.5          10.6       1.29       3,044,610         6.3           6.0
CAFI         56.64      13.0       123.7      134.5          12.0       2.81         472,430         9.7           9.0
CAPS         30.74      14.6       149.2      149.2          12.9       1.48         237,915         8.7           8.7
CASB         39.03      21.6       179.4      179.4          11.1        -           352,321         6.2           6.2
CASH         43.65      11.0       101.7      115.0          11.8       2.33         370,177        11.6          10.4
CBCI         80.34      14.4       107.9      107.9          17.2        -           494,557        15.9          15.9
CBSA        134.15      11.8       139.5      165.2           4.7       1.78       2,852,767         3.4           2.9
CBSB         73.33      16.9       131.4      149.8          18.6       1.84         394,815        14.1          12.6
CEBK         33.90      15.8       101.8      114.8          10.5       1.86         324,297        10.3           9.2
CENF        169.93      11.1       147.1      147.4           7.5       1.11       2,263,399         5.1           5.1
CFB         769.77      13.1       188.3      211.5          11.2       0.78       6,901,835         5.9           5.3
CFCP         98.53      23.1       333.6      333.6          20.3       1.55         484,610         6.1           6.1
CFFC         28.63      13.3       124.7      124.7          17.2       2.49         166,664        13.8          13.8
CFSB        118.22      15.9       186.7      186.7          14.2       2.37         834,252         7.6           7.6
CFTP         74.94      22.2       108.5      108.5          36.4       1.71         206,049        33.5          33.5
CFX         236.53      13.4       176.8      189.8          13.6       4.86       1,744,449         7.7           7.2
CIBI         12.03      12.6       107.2      107.2          12.3       2.11          97,446        11.5          11.5
CKFB         17.85      22.4       116.0      116.0          29.7       2.29          60,197        23.7          23.7
CMRN         44.40      16.8        99.0       99.0          22.7       1.67         197,693        23.0          23.0
CMSV        107.02      17.4       139.7      139.7          15.7       4.14         682,314        11.2          11.2
CNIT         73.85      16.0       147.2      160.9          10.4       2.22         706,797         7.1           6.5
COFI      2,224.26      13.4       233.8      251.3          15.8       2.08      14,040,397         6.8           6.3
COVB         54.32      24.7       110.0      115.5           9.8       2.22         552,558         8.9           8.6
CRZY         13.69      21.0        94.5       94.5          26.3       2.94          52,042        27.8          27.8
CSA         852.93      20.6       195.6      198.3           9.7        -         8,797,075         5.0           4.9
CTZN        316.53      15.0       170.2      191.1          10.8       0.87       2,937,269         6.3           5.7
CVAL         40.56      15.6       155.3      155.3          13.3       2.23         305,187         8.6           8.6
DFIN         46.27      23.4       100.9      100.9          20.4       1.68         227,400        20.2          20.2
DIBK        122.62       9.2       192.4      199.6          15.1       1.68         814,431         7.8           7.6
DME       1,868.35      13.5       177.3      178.9          10.1        -        18,464,786         5.7           5.7
DNFC        151.76      12.9       172.8      174.8           9.9        -         1,528,468         5.8           5.8
DSL         561.41      14.9       140.2      142.3          10.2       1.52       5,484,473         7.3           7.2
EBSI         74.26      14.2       128.1      128.1          11.2       3.68         666,166         8.7           8.7

                                        6
Source: SNL & F&C calculations

FERGUSON & COMPANY
------------------
                   Exhibit V - Selected Publicly Held Thrifts

                                                                                                                          Tangible
                       Current    Price/     Current    Current                  Current           Total      Equity/      Equity/
                        Market       LTM      Price/   Price/ T        Price/   Dividend          Assets       Assets      TAssets
                         Value  Core EPS      Book V     Book V        Assets      Yield           ($000)         (%)          (%)
Ticker                    ($M)       (x)         (%)        (%)           (%)        (%)             MRQ          MRQ          MRQ

EFBI                     38.21      19.8       120.7      120.9          14.9       5.26         256,704        12.3          12.3
EGFC                    135.12      12.6       129.3      171.7           8.9       3.11       1,512,036         6.9           5.3
EIRE                     40.24      11.9       140.3      140.3           9.8       1.56         412,142         7.0           7.0
EMLD                     75.92      15.6       171.8      174.8          12.9       1.60         588,634         7.5           7.4
EQSB                     20.47      10.2       136.5      136.5           6.9        -           296,002         5.1           5.1
ESBK                     14.66      24.1       102.7      107.3           6.6       3.08         222,618         6.3           6.1
ETFS                     17.69      24.6        87.6       87.6          16.7       1.16         111,689        19.0          19.0
FBBC                    101.19      12.6       139.9      139.9          14.3       2.69         709,011        10.2          10.2
FBCI                     52.35      15.4       105.7      106.0          10.8       1.71         486,010        10.2          10.2
FBHC                     21.79      16.4       118.3      127.6           7.4       1.06         295,080         6.3           5.8
FBSI                     21.71      12.9        96.0       96.1          13.8       1.05         160,048        14.4          14.3
FCME                     12.90       2.0        96.1       96.1           8.5        -           151,143         8.9           8.9
FED                     299.65      15.3       153.5      155.6           7.3        -         4,129,737         4.7           4.7
FESX                    124.42      12.9       148.4      172.3          10.9       2.89       1,146,854         7.3           6.4
FFBA                    298.11      16.8       155.2      157.3          19.7       2.22       1,509,514        12.7          12.6
FFBI                      6.65      16.5        91.4       91.4           7.1        -            93,156         7.8           7.8
FFBS                     35.82      18.7       135.2      135.2          27.8       2.17         128,676        19.4          19.4
FFBZ                     27.51      16.4       208.8      209.1          14.4       1.37         191,686         7.7           7.7
FFCH                    169.32      13.3       171.8      171.8          10.6       2.69       1,602,018         6.2           6.2
FFDB                     22.37      14.4       127.4      139.4          12.7       2.19         176,496        10.0           9.2
FFES                     67.15      10.4       109.8      109.8           6.9       2.38         974,693         6.3           6.3
FFFC                    113.01      17.7       147.2      150.5          20.6       1.92         549,771        13.0          12.7
FFFD                     50.62      14.3       104.5      104.5          25.7       1.64         203,497        24.6          24.6
FFFL                    126.86      23.7       155.2      156.5          13.7       4.27         926,891         8.8           8.8
FFHH                     50.91      18.1       104.8      104.8          14.0       3.01         367,312        11.8          11.8
FFHS                     23.42      17.9       117.4      118.2          10.4       1.61         226,235         8.8           8.8
FFIC                    156.70      23.3       120.6      120.6          19.3       1.24         811,189        16.0          16.0
FFKY                     80.09      15.0       158.3      168.6          21.5       2.70         372,300        13.6          12.9
FFLC                     66.06      20.6       127.5      127.5          18.5       1.70         358,538        14.5          14.5
FFOH                     83.91      20.0       124.7      141.9          16.4       1.87         513,079        13.1          11.7
FFSL                     11.22      15.2        98.9       98.9          10.4       2.22         109,230        10.5          10.5
FFSW                    158.30      23.6       269.1      318.6          14.6       1.28       1,088,132         8.1           7.2
FFSX                     65.02      19.5       172.7      174.2          14.1       2.09         462,829         8.1           8.1
FFWC                     18.12      10.9       114.3      114.3          11.4       2.77         158,441        10.0          10.0
FFWD                     23.88      12.6       115.0      115.0          14.6       2.50         163,498        12.7          12.7
FFYF                    108.76      16.4       133.3      133.3          18.8       2.69         598,667        14.1          14.1
FGHC                     22.89      20.8       183.8      201.6          15.6       0.71         147,094         8.5           7.8
FIBC                     29.63      12.8       115.1      115.7          11.2       2.32         269,197         9.7           9.7
FKFS                     27.93      11.6       125.6      125.6           8.9       0.88         314,637         7.1           7.1
FLFC                    166.08      14.9       181.1      202.5          13.3       1.86       1,248,033         7.3           6.6
FMCO                     47.13       9.6       135.4      138.2           8.5       1.01         553,599         6.3           6.2
FMSB                     49.68      13.2       174.4      174.4          11.7       0.99         426,292         6.7           6.7
FNGB                     86.73      16.8       122.0      122.0          14.0       3.26         617,899        11.5          11.5
FOBC                     49.42      15.4       122.3      128.4          14.7       2.78         346,214        11.6          11.1
FRC                     203.60      15.9       125.9      125.9           9.3        -         2,183,453         7.4           7.4
FSBI                     30.85      12.1       135.0      135.0           9.4       1.80         327,896         7.0           7.0
FSFC                     48.00      15.4       140.2      140.2          14.3       2.19         334,751        10.2          10.2
FSLA                    179.37      20.6       190.4      214.8          17.5       1.94       1,024,715         9.2           8.2
FSPG                     52.14      10.8       155.7      158.6          10.3       2.08         508,243         6.6           6.5
FSTC                     40.03       9.8       163.0      207.3          15.3       1.78         257,288         9.4           7.5
FTF                      32.16      10.9       119.9      119.9          19.2       2.55         168,094        16.0          16.0
FTFC                    184.04      15.7       189.4      202.1          12.0       2.38       1,530,237         6.4           6.0
FTSB                     14.86      22.3       103.0      103.0          16.6       2.38          94,681        16.1          16.1
FWWB                    227.24      22.2       142.3      154.9          23.3       1.30         977,075        15.1          14.1

                                        7
Source: SNL & F&C calculations

FERGUSON & COMPANY
------------------
                   Exhibit V - Selected Publicly Held Thrifts

                                                                                                            Tangible
                       Current    Price/     Current    Current                   Current          Total      Equity/      Equity/
                        Market       LTM      Price/   Price/ T        Price/    Dividend         Assets       Assets      TAssets
                         Value  Core EPS      Book V     Book V        Assets       Yield          ($000)         (%)          (%)
Ticker                    ($M)       (x)         (%)        (%)           (%)         (%)            MRQ          MRQ          MRQ


GAF                     132.25      18.8       110.9      110.9          20.8       2.42         670,342        17.3          17.3
GBCI                    112.21      13.5       212.4      218.5          20.3       2.59         552,372         9.6           9.3
GDW                   3,990.99       8.9       165.3      165.3          10.4       0.63      38,530,009         6.3           6.3
GFCO                     28.31      14.7       107.3      109.0          10.1       2.75         280,813         9.6           9.4
GFSB                     14.08      13.7       138.0      138.0          16.0       1.40          88,154        11.6          11.6
GLN                   1,345.68      20.1       174.7      187.9           8.7        -        15,393,708         6.4           6.0
GPT                   2,936.36      20.7       181.2      316.1          22.1       1.60      13,261,221        10.8           6.5
GSBC                    137.71      14.2       230.5      230.5          20.7       2.36         679,153         9.0           9.0
GTFN                    461.67      23.4       167.7      175.3          15.6       1.81       3,002,142         9.3           8.9
GUPB                     14.48      21.4       106.6      106.6          17.4       2.22          86,911        16.3          16.3
HALL                     27.78      12.1        97.1       97.1           6.8        -           409,287         7.0           7.0
HARB                    181.72      14.4       200.1      208.0          16.5       3.82       1,104,924         8.2           7.9
HARL                     36.53      12.2       172.6      172.6          11.0       1.81         332,558         6.4           6.4
HARS                    232.84      22.6       151.4      175.4          12.0       2.80       1,943,327         7.9           6.9
HAVN                    147.31      10.3       147.0      147.6           8.5       1.77       1,727,798         5.8           5.8
HBFW                     52.79      18.0       115.5      115.5          16.1       0.99         327,789        14.0          14.0
HBNK                     49.78      21.8       138.9      138.9          10.4        -           480,192         7.5           7.5
HBS                      20.50      13.5        99.1      102.9          14.0       3.42         146,331        14.1          13.7
HFFB                     30.37      20.3        98.2       98.2          28.1       2.67         108,187        26.4          26.4
HFFC                     57.92      13.3       117.4      117.6          10.4       1.86         561,287         9.2           9.2
HFGI                     39.08      16.0       158.5      158.5           7.6       1.00         515,360         4.8           4.8
HFNC                    294.42      23.8       185.5      185.5          34.9       1.64         842,917        18.8          18.8
HFSA                     12.57      17.6        95.2       95.2          12.2       2.74         103,354        12.8          12.8
HHFC                      9.61      21.0        94.5       94.5          11.8       3.81          83,103        12.5          12.5
HIFS                     23.79      10.6       120.9      120.9          11.6       2.19         205,667         9.6           9.6
HMCI                     24.13      20.1       113.8      113.8           7.2        -           336,447         6.3           6.3
HMNF                     88.98      18.1       112.9      112.9          16.1        -           553,021        14.2          14.2
HOMF                     91.54      12.4       163.2      168.8          13.8       1.85         663,658         8.5           8.2
HPBC                     37.30      12.1       182.3      182.3          19.7       3.95         189,204        10.8          10.8
HRBF                     29.83      20.0       105.7      105.7          13.6       2.35         219,462        12.9          12.9
HRZB                    113.76      15.1       144.9      144.9          22.1       2.26         515,341        15.2          15.2
HZFS                      8.19      18.2        99.6       99.6          10.5       1.66          78,368        10.5          10.5
IFSB                     11.36      13.7        66.3       75.6           4.3       2.48         262,753         6.5           5.8
INBI                     68.98      16.1       111.7      111.7          20.7       3.77         333,846        18.5          18.5
IPSW                     19.45      14.2       190.6      190.6          11.8       1.22         165,510         6.2           6.2
ISBF                    157.00      20.5       130.4      153.7          17.0       1.76         938,968        12.2          10.5
ITLA                    119.40      11.2       129.6      130.1          14.7        -           810,494        11.4          11.3
IWBK                    278.64      15.1       234.6      240.2          15.7       1.61       1,771,523         6.7           6.6
JSBA                    144.17      14.7       124.9      163.9          11.1       1.38       1,296,929         8.2           6.4
JSBF                    439.07      18.1       129.3      129.3          28.7       3.14       1,530,902        22.2          22.2
JXSB                     20.67      23.6       122.6      122.6          12.6       2.46         163,830        10.3          10.3
KFBI                    188.66      22.3       123.1      123.1          27.6       1.58         683,830        20.4          20.4
KNK                      41.18      15.4       112.7      120.3          12.0       1.66         342,379        10.7          10.1
KSAV                     14.59      12.3       104.8      104.8          14.5       2.73         100,754        13.8          13.8
KSBK                     13.72       8.9       135.8      144.3           9.7       0.61         139,993         7.2           6.8
KYF                      14.35      15.8       100.1      100.1          16.1       4.60          88,923        16.1          16.1
LARK                     36.16      16.4       110.4      110.4          16.2       2.00         223,799        14.6          14.6
LARL                     30.64      11.8       146.5      146.5          15.3       2.07         208,577        10.4          10.4
LFBI                     35.69      24.5        91.0       98.9          11.8       0.92         303,384        12.9          12.0
LFED                     62.19      20.2       136.3      136.3          22.1       4.22         281,899        16.2          16.2
LIFB                    224.02      17.9       147.5      152.2          15.9       2.11       1,407,861        10.8          10.5
LISB                    851.02      21.2       162.5      164.1          14.6       1.71       5,814,296         9.0           8.9
LOGN                     17.62      15.6       112.8      112.8          22.2       2.86          79,298        19.7          19.7
LSBI                     18.43      22.4       100.4      100.4           9.8       1.66         188,027         9.1           9.1

                                        8
Source: SNL & F&C calculations

FERGUSON & COMPANY
------------------
                   Exhibit V - Selected Publicly Held Thrifts

                                                                                                                          Tangible
                       Current    Price/     Current    Current                   Current          Total      Equity/      Equity/
                        Market       LTM      Price/   Price/ T        Price/    Dividend         Assets       Assets      TAssets
                         Value  Core EPS      Book V     Book V        Assets       Yield          ($000)         (%)          (%)
Ticker                    ($M)       (x)         (%)        (%)           (%)         (%)            MRQ          MRQ          MRQ


LSBX                     46.29       8.5       154.0      154.0          13.5        -           342,037         8.8           8.8
LVSB                     68.21      16.9       148.8      186.1          14.2       0.84         481,646         9.5           7.8
MAFB                    427.59      13.0       167.6      193.0          13.2       1.02       3,236,449         7.9           6.9
MARN                     41.14      15.1       102.3      102.3          23.6       3.91         174,415        23.1          23.1
MASB                    115.58      13.1       128.4      128.4          12.8       2.51         901,117        10.0          10.0
MBB                      51.42      18.0        91.9      214.0           6.3       3.31         810,679         8.4           4.7
MBB                      51.42      18.0        91.9      214.0           6.3       3.31         810,679         8.4           4.7
MBLF                     30.60      18.2       108.1      108.1          14.6       1.72         209,783        13.5          13.5
MCBN                      4.49      13.0        90.2       90.2           7.8       2.67          57,838         8.6           8.6
MCBS                     50.91      13.1       133.6      133.6          13.7       1.54         371,169        10.0          10.0
MDBK                    123.71      12.6       133.4      144.1          11.7       2.64       1,054,075         8.8           8.2
MERI                     29.81      14.1       165.0      165.0          13.0       1.82         228,591         7.9           7.9
MFBC                     33.82      19.5        99.5       99.5          14.4       1.64         234,290        14.5          14.5
MFFC                     32.88      24.8       115.6      115.6          18.4       4.25         178,757        14.7          14.7
MFLR                     14.47      13.2       123.0      125.2          11.6       3.69         124,688         9.4           9.3
MFSL                    144.46      15.5       151.7      153.7          12.8       1.78       1,128,483         8.4           8.3
MIVI                     12.28      17.7        96.5       96.5          17.6       1.07          69,755        18.3          18.3
MLBC                    192.04      17.2       141.5         NA           9.8       2.17       1,959,847         6.9            NA
MSBF                     13.84      13.9       110.3      110.3          18.3       2.55          75,630        16.6          16.6
MWBI                     10.97      11.5       113.8      113.8           7.9       1.91         139,006         6.9           6.9
MWBX                     75.82      11.1       186.2      186.2          13.7       2.21         554,921         7.3           7.3
MWFD                     32.09      16.5       185.3      192.9          16.0       1.72         201,070         8.6           8.3
NASB                    101.44      12.0       184.8      191.0          14.7       1.78         689,246         8.0           7.7
NBN                      18.33      21.8       106.6      123.3           7.4       2.23         247,525         7.8           6.9
NEIB                     28.20      14.8       107.6      107.6          16.3       2.00         172,874        15.2          15.2
NHTB                     31.38      21.7       134.2      158.3          10.0       3.25         313,038         7.5           6.4
NMSB                     36.94      16.7       116.9      116.9          11.7       2.53         317,013        10.0          10.0
NSSB                    111.40      16.9       144.5      161.1          15.9       2.72         701,234        11.0          10.0
NTMG                      5.35      21.7       100.3      100.3           5.7        -            93,645         6.2           6.2
NWEQ                     13.59      15.7       105.8      105.8          14.1       3.28          96,518        12.3          12.3
NWSB                    336.03      17.1       173.2      184.5          16.8       2.23       1,997,563         9.7           9.2
NYB                     533.00      14.2       335.1      335.1          17.0       1.83       3,174,997         5.1           5.1
OFCP                    105.18      18.1       141.8      177.2          12.5       1.87         858,934         8.8           7.2
OHSL                     28.69      16.2       113.1      113.1          12.5       3.71         229,812        11.0          11.0
PALM                     87.09      23.6       163.9      163.9          13.3       0.73         655,707         8.1           8.1
PBCI                     56.15      14.7       120.2      121.2          15.4       5.06         367,360        12.8          12.7
PBCT                  1,487.28      22.8       234.6      234.8          19.7       2.74       7,538,100         8.4           8.4
PBIX                     67.62      20.3       126.0      126.0          11.5       2.19         594,055         8.1           8.1
PBKB                     48.49      17.8       157.5      164.4           8.8       3.26         548,774         5.6           5.4
PCBC                     15.77      15.0       108.0      108.0          19.8       2.05          79,714        18.3          18.3
PCCI                     35.98      14.1       145.3      145.3          10.5        -           342,750         7.2           7.2
PEEK                     44.84      18.9        96.0       96.0          24.6       2.57         182,594        25.6          25.6
PERT                     41.56      17.7       139.5      139.5          16.9       5.07         245,671        12.1          12.1
PFDC                     49.58      12.0       115.3      115.3          17.5       2.76         283,242        15.2          15.2
PFNC                     34.80      16.9       165.3      188.5           8.7       0.88         400,366         5.2           4.6
PFSB                    121.44      12.3       118.8      144.0           9.7       1.11       1,252,387         7.5           6.3
PFSL                     31.76      13.1       133.5      133.5           8.5       4.62         373,262         6.4           6.4
PHBK                    983.17      15.1       223.7      265.0          18.4       2.04       5,458,036         8.2           7.0
PLE                      19.46      11.6       126.2      130.4           9.8       3.66         199,602         7.7           7.5
PSBK                    104.23      11.1       142.2      160.5          11.9       2.50         877,667         8.4           7.5
PTRS                      9.86      12.8        94.7       94.7           8.4       1.78         116,921         8.9           8.9
PULS                     55.97      11.3       138.9      138.9          10.8       3.84         515,936         7.8           7.8
PVFC                     41.82       7.3       167.1      167.1          11.7        -           356,251         7.0           7.0
PVSA                    115.21      11.9       158.4      159.8          11.9       1.83         972,597         7.5           7.4

                                        9
Source: SNL & F&C calculations

FERGUSON & COMPANY
------------------
                   Exhibit V - Selected Publicly Held Thrifts

                                                                                                                          Tangible
                       Current     Price/     Current    Current                  Current          Total      Equity/      Equity/
                        Market        LTM      Price/   Price/ T        Price/   Dividend         Assets       Assets      TAssets
                         Value   Core EPS      Book V     Book V        Assets      Yield          ($000)         (%)          (%)
Ticker                    ($M)        (x)         (%)        (%)           (%)        (%)            MRQ          MRQ          MRQ


PWBC                     52.80      12.2       105.7      115.9           7.5       2.67         706,237         7.1           6.5
QCBC                     75.36      17.5       109.0      109.2           9.7        -           780,843         8.9           8.9
QCFB                     29.95      11.7       110.6      110.6          20.0        -           149,637        18.1          18.1
QCSB                    463.59      20.3       196.2      196.2          33.8       1.92       1,373,295        15.0          15.0
RARB                     46.91      13.4       156.9      159.8          12.0       2.44         375,138         7.7           7.6
RELY                    215.80      14.1       140.2      200.0          11.3       2.60       1,926,800         8.0           5.8
ROSE                    378.84      14.0       169.3      169.3          11.2       2.41       3,404,326         6.2           6.2
RVSB                     45.91      17.6       183.4      202.1          20.5       1.15         224,385        11.2          10.2
SFED                     20.55      15.0        96.3       96.3          12.5       1.68         168,841        13.0          13.0
SFFC                     14.50      13.7        97.4       97.4          17.1       2.16          85,282        17.6          17.6
SFIN                     77.28      12.7       123.0      123.3          11.5       2.46         677,384         9.3           9.3
SFSB                     30.26      15.2       113.1      113.5           7.4       1.33         407,800         6.6           6.5
SFSL                    106.32      14.5       178.9      182.1          16.8       2.26         634,761         9.4           9.2
SGVB                     30.16      21.8       103.8      105.6           7.5        -           399,776         7.3           7.2
SISB                    158.67       8.5       155.0      155.0          11.4       1.70       1,403,745         7.2           7.2
SKAN                     17.61      12.2       106.3      109.9           7.3       2.16         241,425         6.9           6.7
SMBC                     28.66      17.2       110.4      110.4          17.3       2.86         165,688        15.7          15.7
SMFC                     55.84      19.1       177.5      177.5          18.6        -           304,496         9.5           9.5
SOPN                     76.71      18.4       115.0      115.0          28.3       3.86         271,121        24.6          24.6
SOSA                     44.76      14.2       145.3      145.3           8.6        -           522,150         5.9           5.9
SPBC                    749.45      17.8       191.2      191.8          16.7       1.46       4,484,882         8.7           8.7
STFR                    158.89      16.5       123.5      140.3          10.1       1.63       1,578,969         8.1           7.2
STSA                    102.55      22.8       168.5      198.7           6.6        -         1,557,216         5.6           5.0
SWBI                     54.76      15.3       136.6      136.6          14.7       3.66         371,563        10.8          10.8
SWCB                     58.61      13.9       149.6      157.0          12.3       3.90         475,245         8.2           7.9
TBK                      21.11      13.0       132.1      136.3           8.9       1.11         237,311         6.7           6.5
THR                      12.35      16.1        98.5       98.9          13.6       2.40          91,165        13.8          13.7
THRD                     73.57      16.4        97.2      111.6          11.4       2.22         644,368        10.8           9.6
TPNZ                     25.31      20.1       119.2      119.2          20.8       1.21         121,841        17.4          17.4
TRIC                     12.48      16.0        94.8       94.8          14.5       2.93          85,975        15.3          15.3
TSH                      64.45      16.5       123.1      123.1          16.4       2.67         393,556        13.3          13.3
TWIN                     15.79      18.5       116.9      116.9          15.1       3.46         104,488        12.9          12.9
UBMT                     23.85      16.8        97.8       97.8          22.1       4.92         107,723        22.7          22.7
VABF                     61.53      24.8       149.3      149.3          10.1       1.62         607,370         6.8           6.8
WAMU                  6,607.10      23.3       286.1      303.3          14.4       1.86      46,051,025         5.3           5.0
WAYN                     38.08      24.8       175.8      175.8          16.0       3.44         250,057         9.1           9.1
WBST                    495.73      13.7       174.4      207.3           8.9       1.93       5,583,619         5.1           4.3
WCBI                     62.26      15.5       129.0      129.0          20.1       2.46         309,921        15.6          15.6
WEFC                     29.05      14.5       103.9      103.9          14.8        -           201,886        14.2          14.2
WFCO                     25.82      10.7       117.5      120.3           8.4       3.54         307,174         7.2           7.0
WFSL                  1,236.87      12.4       184.8      205.2          21.4       3.38       5,788,992        11.6          10.5
WRNB                     67.44      11.5       182.2      182.2          18.4       2.89         361,273        10.1          10.1
WSB                      20.57      11.6        96.3       96.3           8.0       2.05         256,632         8.3           8.3
WSFS                    162.89      10.0       214.9      217.0          11.0        -         1,478,119         5.1           5.1
WSTR                    113.11      18.2       110.5      139.8          12.1       2.06         932,440        11.0           8.9
WVFC                     43.24      12.3       120.7      120.7          15.4       3.23         279,894        12.7          12.7
YFED                    139.42      16.5       143.0      143.0          12.1       3.00       1,157,356         8.4           8.4

Maximum               6,607.10      24.8       335.1      335.1          36.4       5.26      48,697,126        33.5          33.5
Minimum                   4.49       2.0        66.3       75.6           4.3        -            52,042         3.4           2.9
Average                 201.90      16.0       139.6      146.9          14.0       2.02       1,587,274        10.5          10.3
Median                   52.79      15.5       133.3      138.9          13.0       2.00         407,800         9.1           8.9

                                       10
Source: SNL & F&C calculations

FERGUSON & COMPANY
------------------
                   Exhibit V - Selected Publicly Held Thrifts

                     Core         Core         Core                             NPAs/     Price/       Core     Core        Core
                      EPS         ROAA         ROAE  Merger       Current      Assets       Core        EPS     ROAA        ROAE
                      ($)          (%)          (%)  Target?      Pricing         (%)        EPS        ($)      (%)         (%)
Ticker                LTM          LTM          LTM   (Y/N)          Date         MRQ        (x)        MRQ      MRQ         MRQ

AADV                 2.42         0.86         9.33     N          06/06/97      0.56       13.8      0.68     0.93       10.41
ABBK                 1.65         0.67        10.06     N          06/06/97      0.24       13.4      0.46     0.76       11.02
ABCL                 1.72         0.74         8.51     N          06/06/97      0.18       16.4      0.46     0.75        8.21
ABCW                 3.66         0.98        15.31     N          06/06/97      0.75       11.7      0.92     0.96       14.65
AFCB                 1.65         1.07        10.83     N          06/06/97      0.46       13.5      0.45     1.12       11.50
AHM                  2.54         0.65        12.37     N          06/06/97      2.06       15.2      0.73     0.71       14.61
ALBC                 0.94         0.38         3.90     N          06/06/97        NA       12.8      0.45     0.69        7.68
ALBK                 2.46         1.01        10.83     N          06/06/97      0.74       13.9      0.67     1.07       11.62
ANBK                 0.87         0.65         6.68     N          06/06/97        NA       13.2      0.28     0.79        8.70
ANDB                 2.60         1.12        14.30     N          06/06/97      1.14       12.0      0.62     1.06       13.29
ASBI                 1.05         0.87         7.83     N          06/06/97      0.38       14.9      0.26     0.83        7.61
ASBP                 0.59         0.86         4.31     N          06/06/97      1.56       21.0      0.14     0.85        5.43
ASFC                 2.68         0.77         9.62     N          06/06/97      0.45       14.9      0.71     0.82       10.35
BANC                 0.78         0.71        11.07     N          06/06/97      0.75       18.1      0.19     0.66       11.55
BDJI                 1.03         0.65         5.35     N          06/06/97      0.21       23.4      0.20     0.46        4.01
BFD                  0.87         0.65         5.81     N          06/06/97      0.63       13.2      0.32     0.81        8.36
BFSB                 1.56         1.33         9.05     N          06/06/97       -         13.1      0.38     1.26        8.79
BKC                  2.57         1.11        12.89     N          06/06/97      1.97       11.7      0.75     1.23       14.72
BKCT                 1.76         1.21        11.53     N          06/06/97      1.11       13.4      0.48     1.25       12.21
BKUNA                0.53         0.62         7.72     N          06/06/97      0.70       20.4      0.12     0.55        7.42
BSBC                 0.29         1.11        12.32     N          06/06/97      1.94       14.8      0.08     1.20       12.92
BVCC                 1.48         0.63        10.22     N          06/06/97      0.76       17.8      0.35     0.62        9.73
CAFI                 1.42         0.86         9.55     N          06/06/97      0.36       12.9      0.36     0.92        9.52
CAPS                 1.11         0.92        10.27     N          06/06/97      0.16       14.0      0.29     0.93       10.89
CASB                 0.88         0.58         9.43     N          06/06/97      0.59       23.8      0.20     0.54        8.80
CASH                 1.40         0.97         8.40     N          06/06/97      0.79       13.8      0.28     0.90        7.68
CBCI                 2.64         1.35         8.36     N          06/06/97      1.40       13.4      0.71     1.38        8.72
CBSA                 2.29         0.41        12.27     N          06/06/97      0.57       10.6      0.64     0.45       13.53
CBSB                 1.03         1.21         7.51     N          06/06/97      0.51       16.7      0.26     1.15        7.85
CEBK                 1.09         0.66         6.66     N          06/06/97      1.67        9.8      0.44     1.06       10.59
CENF                 2.66         0.71        14.04     N          06/06/97      1.40       15.4      0.48     0.51        9.88
CFB                  2.74         0.91        15.29     N          06/06/97      1.01       12.1      0.74     0.95       16.14
CFCP                 0.92         0.99        16.15     N          06/06/97      0.26       20.4      0.26     1.07       17.16
CFFC                 1.69         1.31         9.44     N          06/06/97      0.35       12.2      0.46     1.41       10.21
CFSB                 1.45         1.00        12.72     N          06/06/97      0.09       13.7      0.42     1.08       14.22
CFTP                 0.79         1.70         5.11     N          06/06/97      0.35       21.9      0.20     1.70        5.05
CFX                  1.35         1.00        11.48     N          06/06/97      0.61       13.7      0.33     1.09       12.92
CIBI                 1.51         0.99         8.18     N          06/06/97      0.72       11.6      0.41     1.01        8.86
CKFB                 0.86         1.29         5.05     N          06/06/97      0.89       22.9      0.21     1.21        4.96
CMRN                 1.00         1.38         5.52     N          06/06/97      0.28       18.2      0.23     1.20        5.11
CMSV                 1.25         0.96         8.19     N          06/06/97      0.57       20.1      0.27     0.81        7.05
CNIT                 2.82         0.70         9.75     N          06/06/97      0.61       16.8      0.67     0.65        9.17
COFI                 3.58         1.23        18.12     N          06/06/97      0.26       12.9      0.93     1.26       18.65
COVB                 0.73         0.43         4.83     N          06/06/97      0.02       15.5      0.29     0.70        7.63
CRZY                 0.65         1.25         4.20     N          06/06/97      0.23       20.0      0.17     1.29        4.60
CSA                  2.23         0.50         9.99     N          06/06/97      1.34       18.2      0.63     0.56       11.43
CTZN                 2.45         0.79        12.14     N          06/06/97      0.45       13.3      0.69     0.86       13.34
CVAL                 1.27         0.92        10.26     N          06/06/97      0.47       14.5      0.34     0.96       10.98
DFIN                 0.61         0.89         3.85     N          06/06/97      0.20       27.4      0.13     0.81        3.48
DIBK                 2.61         1.88        22.83     N          06/06/97      0.44        8.4      0.71     1.94       23.80
DME                  1.32         0.72        13.84     N          06/06/97      2.36       14.8      0.30     0.66       12.14
DNFC                 1.42         0.84        14.62     N          06/06/97      0.37       12.0      0.38     0.88       14.98
DSL                  1.41         0.76         9.62     N          06/06/97      1.11       11.7      0.45     0.92       12.22
EBSI                 1.15         0.80         8.97     N          06/06/97      0.88       14.6      0.28     0.77        8.71

                                       11
Source: SNL & F&C calculations

FERGUSON & COMPANY
------------------
                   Exhibit V - Selected Publicly Held Thrifts

                     Core         Core          Core                                 NPAs/     Price/      Core     Core        Core
                      EPS         ROAA          ROAE  Merger             Current    Assets       Core       EPS     ROAA        ROAE
                      ($)          (%)           (%)  Target?            Pricing       (%)        EPS       ($)      (%)         (%)
Ticker                LTM          LTM           LTM   (Y/N)                Date       MRQ        (x)       MRQ      MRQ         MRQ

EFBI                  0.96         0.79         5.69     N              06/06/97      0.01       18.3      0.26     0.83        6.43
EGFC                  2.36         0.79        10.87     N              06/06/97      1.21       12.3      0.60     0.78       10.75
EIRE                  1.51         0.85        12.61     N              06/06/97      0.62       10.5      0.43     0.97       14.08
EMLD                  0.96         0.89        11.25     N              06/06/97      0.16       13.4      0.28     0.98       12.85
EQSB                  3.33         0.76        14.87     N              06/06/97      0.68        8.5      1.00     0.88       17.51
ESBK                  0.86         0.28         4.32     N              06/06/97      0.82       22.6      0.23     0.29        4.53
ETFS                  0.70         0.64         3.42     N              06/06/97      0.25       24.0      0.18     0.62        3.29
FBBC                  1.18         1.40         8.44     N              06/06/97      0.09       13.3      0.28     1.14        9.70
FBCI                  1.22         0.75         6.93     N              06/06/97      0.70       13.0      0.36     0.82        7.90
FBHC                  1.62         0.51         7.64     N              06/06/97        NA       19.5      0.34     0.41        6.41
FBSI                  1.47         1.12         7.33     N              06/06/97      0.08       12.2      0.39     1.14        7.96
FCME                  4.71         4.17        67.90     N              06/06/97      1.62       18.3      0.13     0.49        5.53
FED                   1.85         0.48        10.34     N              06/06/97      1.74       14.8      0.48     0.50       10.61
FESX                  1.29         0.91        12.11     N              06/06/97      0.62       17.3      0.24     0.67        9.01
FFBA                  1.07         1.24         8.26     N              06/06/97      0.19       15.5      0.29     1.27        9.48
FFBI                  0.97         0.45         5.63     N              06/06/97      0.27       16.0      0.25     0.43        5.54
FFBS                  1.23         1.49         7.62     N              06/06/97      0.03       16.9      0.34     1.62        8.37
FFBZ                  1.07         1.00        13.08     N              06/06/97      0.52       17.5      0.25     0.91       11.86
FFCH                  2.01         0.83        13.37     N              06/06/97      1.77       12.2      0.55     0.88       14.32
FFDB                  1.27         0.93         9.10     N              06/06/97      0.77       11.7      0.39     1.11       11.36
FFES                  2.44         0.69        11.18     N              06/06/97      0.41       11.3      0.56     0.64       10.00
FFFC                  1.41         1.33         9.00     N              06/06/97      0.10       16.0      0.39     1.38       10.17
FFFD                  1.07         1.97         7.28     N              06/06/97      0.22       14.1      0.27     1.74        7.15
FFFL                  0.79         0.61         6.43     N              06/06/97      0.30       26.0      0.18     0.55        6.02
FFHH                  0.92         0.82         6.13     N              06/06/97      0.10       16.6      0.25     0.79        6.51
FFHS                  1.11         0.61         6.64     N              06/06/97      0.50       17.8      0.28     0.60        6.70
FFIC                  0.83         0.86         4.92     N              06/06/97      0.27       19.4      0.25     0.97        5.69
FFKY                  1.28         1.49        10.72     N              06/06/97      0.11       13.0      0.37     1.65       12.16
FFLC                  1.37         1.01         6.25     N              06/06/97      0.27       17.7      0.40     1.10        7.35
FFOH                  0.75         0.96         6.07     N              06/06/97      0.18       18.8      0.20     0.89        6.69
FFSL                  0.74         0.76         6.54     N              06/06/97      0.46       17.6      0.16     0.61        5.62
FFSW                  1.46         0.84        10.76     N              06/06/97      0.38       39.2      0.22     0.66        8.31
FFSX                  1.18         0.73         8.87     N              06/06/97      0.12       19.2      0.30     0.73        8.97
FFWC                  2.39         1.10        10.78     N              06/06/97      0.22       10.5      0.62     1.12       10.98
FFWD                  1.27         1.23         9.24     N              06/06/97      0.02       11.1      0.36     1.37       10.72
FFYF                  1.59         1.26         7.53     N              06/06/97      0.72       13.8      0.47     1.28        9.07
FGHC                  0.36         0.77         9.28     N              06/06/97      1.35       46.9      0.04     0.35        4.16
FIBC                  1.35         0.89         8.79     N              06/06/97        NA       12.3      0.35     0.88        8.93
FKFS                  1.96         0.77        10.01     N              06/06/97      2.45       10.9      0.52     0.77       10.73
FLFC                  1.44         0.91        12.24     N              06/06/97      0.75       15.4      0.35     0.91       11.92
FMCO                  2.06         0.98        14.96     N              06/06/97      1.07        9.0      0.55     1.00       15.69
FMSB                  1.53         0.98        14.75     N              06/06/97        NA       13.0      0.39     0.94       14.17
FNGB                  1.17         0.88         7.48     N              06/06/97      0.13       16.4      0.30     0.87        7.65
FOBC                  1.36         0.98         8.25     N              06/06/97      0.13       15.8      0.33     0.96        8.23
FRC                   1.28         0.58         9.96     N              06/06/97      1.25       16.4      0.31     0.61        9.32
FSBI                  1.66         0.84        12.04     N              06/06/97      0.35       12.8      0.39     0.80       11.47
FSFC                  0.71         0.90         7.30     N              06/06/97      0.11       13.0      0.21     1.08       10.56
FSLA                  1.20         0.89         9.56     N              06/06/97      0.57       18.2      0.34     0.98       10.65
FSPG                  1.78         0.99        15.16     N              06/06/97      0.79       10.5      0.46     1.00       15.12
FSTC                  2.52         2.03        19.20     N              06/06/97      1.26       11.1      0.56     1.51       16.44
FTF                   1.62         1.71         9.71     N              06/06/97      0.13       10.5      0.42     1.70       10.61
FTFC                  1.93         0.86        13.11     N              06/06/97      0.17       15.1      0.50     0.87       13.73
FTSB                  0.47         0.77         3.83     N              06/06/97      2.02       17.5      0.15     0.97        5.58
FWWB                  0.97         1.19         6.48     N              06/06/97      0.22       18.5      0.29     1.17        7.68

                                       12
Source: SNL & F&C calculations

FERGUSON & COMPANY
------------------
                   Exhibit V - Selected Publicly Held Thrifts

                      Core         Core         Core                                 NPAs/     Price/      Core     Core        Core
                       EPS         ROAA         ROAE  Merger             Current    Assets       Core       EPS     ROAA        ROAE
                       ($)          (%)          (%)  Target?            Pricing       (%)        EPS       ($)      (%)         (%)
Ticker                 LTM          LTM          LTM   (Y/N)                Date       MRQ        (x)       MRQ      MRQ         MRQ

GAF                   0.88         1.19         5.64     N              06/06/97      0.12       18.0      0.23     1.12        6.00
GBCI                  1.22         1.56        16.51     N              06/06/97      0.15       14.2      0.29     1.47       15.17
GDW                   7.80         1.24        19.61     N              06/06/97      1.44       12.1      1.44     0.87       13.82
GFCO                  1.68         0.68         7.14     N              06/06/97      0.16       12.9      0.48     0.79        8.23
GFSB                  1.04         1.20        10.24     N              06/06/97      1.54       12.7      0.28     1.27       11.06
GLN                   1.33         0.62         9.72     N              06/06/97      1.66       15.9      0.42     0.74       11.66
GPT                   3.03         0.96         8.96     N              06/06/97      2.84       19.3      0.81     1.04        9.35
GSBC                  1.19         1.54        15.89     N              06/06/97      1.83       12.5      0.34     1.66       18.62
GTFN                  1.42         0.71         7.13     N              06/06/97      0.38       20.8      0.40     0.80        8.13
GUPB                  0.84         0.93         4.89     N              06/06/97        NA       21.4      0.21     0.81        4.74
HALL                  1.59         0.59         8.28     N              06/06/97      0.01       10.5      0.46     0.66        9.37
HARB                  2.54         1.21        14.59     N              06/06/97      0.47       13.7      0.67     1.23       14.96
HARL                  1.82         0.98        15.27     N              06/06/97      0.11       11.1      0.50     1.04       16.42
HARS                  0.92         0.59         6.48     N              06/06/97      0.67       16.7      0.31     0.78        9.03
HAVN                  3.30         0.90        14.67     N              06/06/97      0.78       11.5      0.74     0.82       14.18
HBFW                  1.12         0.89         6.04     N              06/06/97       -         15.3      0.33     0.98        7.03
HBNK                  1.00         0.50         6.70     N              06/06/97      3.23       21.8      0.25     0.47        6.51
HBS                   1.21         1.12         7.43     N              06/06/97      2.09       16.4      0.25     0.89        6.02
HFFB                  0.74         1.35         4.90     N              06/06/97       -         19.7      0.19     1.32        4.96
HFFC                  1.46         0.81         8.80     N              06/06/97      0.40       12.8      0.38     0.85        9.18
HFGI                  0.75         0.48        10.32     N              06/06/97      0.23       21.4      0.14     0.35        7.28
HFNC                  0.72         1.38         4.71     N              06/06/97      0.99       25.2      0.17     1.15        4.36
HFSA                  0.83         0.81         5.14     N              06/06/97      0.36       16.6      0.22     0.74        5.38
HHFC                  0.50         0.55         3.91     N              06/06/97      0.15       14.6      0.18     0.78        6.27
HIFS                  1.73         1.17        11.92     N              06/06/97      0.55        9.3      0.49     1.25       12.95
HMCI                  0.71         0.38         6.13     N              06/06/97      3.25       19.8      0.18     0.40        6.44
HMNF                  1.17         0.91         5.93     N              06/06/97      0.08       17.0      0.31     0.87        5.96
HOMF                  2.18         1.18        14.20     N              06/06/97      0.43       12.1      0.56     1.22       14.54
HPBC                  1.68         1.70        15.83     N              06/06/97      0.04       12.4      0.41     1.65       15.23
HRBF                  0.85         0.68         5.10     N              06/06/97      0.13       17.7      0.24     0.72        5.62
HRZB                  1.02         1.52         9.68     N              06/06/97       -         13.7      0.28     1.59       10.36
HZFS                  1.06         0.60         5.41     N              06/06/97      1.02       13.8      0.35     0.76        7.11
IFSB                  0.65         0.33         4.92     N              06/06/97        NA       11.1      0.20     0.39        5.96
INBI                  0.79         1.27         6.69     N              06/06/97      0.18       13.3      0.24     1.48        7.91
IPSW                  1.15         0.93        15.38     N              06/06/97      1.94       12.4      0.33     1.03       16.71
ISBF                  1.11         0.92         6.15     N              06/06/97        NA       19.6      0.29     0.77        6.29
ITLA                  1.36         1.45        12.48     N              06/06/97      1.78       10.6      0.36     1.42       12.81
IWBK                  2.30         1.11        16.43     N              06/06/97      0.69       14.7      0.59     1.09       16.41
JSBA                  1.97         0.70         9.29     N              06/06/97      0.52       12.5      0.58     0.85       10.53
JSBF                  2.47         1.68         7.73     N              06/06/97      1.00       17.7      0.63     1.69        7.65
JXSB                  0.69         0.59         5.20     N              06/06/97      0.39       21.4      0.19     0.59        5.80
KFBI                  0.85         1.29         5.42     N              06/06/97      0.10       17.5      0.27     1.48        6.99
KNK                   1.88         0.77         7.65     N              06/06/97      0.57       14.2      0.51     0.88        8.37
KSAV                  1.79         1.21         8.44     N              06/06/97      0.42       12.2      0.45     1.24        9.06
KSBK                  3.72         1.09        15.50     N              06/06/97        NA        9.3      0.89     1.01       13.96
KYF                   0.69         1.07         5.23     N              06/06/97       -         13.6      0.20     1.17        7.02
LARK                  1.22         1.04         6.69     N              06/06/97      0.11       16.7      0.30     0.97        6.58
LARL                  1.80         1.43        13.48     N              06/06/97      0.51       11.6      0.46     1.41       13.36
LFBI                  0.53         0.49         3.43     N              06/06/97      0.90       19.1      0.17     0.59        4.43
LFED                  0.89         1.12         6.93     N              06/06/97      0.02       18.0      0.25     1.23        7.61
LIFB                  1.27         0.86         7.73     N              06/06/97      0.49       19.6      0.29     0.79        7.30
LISB                  1.66         0.73         7.57     N              06/06/97      1.04       19.5      0.45     0.73        8.10
LOGN                  0.90         1.51         6.80     N              06/06/97      0.45       14.6      0.24     1.49        7.56
LSBI                  0.87         0.42         4.44     N              06/06/97      1.34       13.5      0.36     0.68        7.38

                                       13
Source: SNL & F&C calculations

FERGUSON & COMPANY
------------------
                   Exhibit V - Selected Publicly Held Thrifts

                      Core         Core         Core                                 NPAs/     Price/      Core     Core        Core
                       EPS         ROAA         ROAE  Merger             Current    Assets       Core       EPS     ROAA        ROAE
                       ($)          (%)          (%)  Target?            Pricing       (%)        EPS       ($)      (%)         (%)
Ticker                 LTM          LTM          LTM   (Y/N)                Date       MRQ        (x)       MRQ      MRQ         MRQ


LSBX                  1.28         1.66        20.48     N              06/06/97      0.36        9.4      0.29     1.51       17.71
LVSB                  1.75         0.95         9.52     N              06/06/97        NA       13.5      0.55     1.14       11.56
MAFB                  3.15         1.08        14.28     N              06/06/97      0.44       12.1      0.85     1.14       14.54
MARN                  1.49         1.59         6.87     N              06/06/97      0.76       11.7      0.48     2.06        9.01
MASB                  3.28         1.02        10.08     N              06/06/97      0.19       13.4      0.80     0.99        9.41
MBB                   1.01         0.48         5.76     N              06/06/97      0.70       18.1      0.25     0.49        5.53
MBB                   1.01         0.48         5.76     N              06/06/97      0.70       18.1      0.25     0.49        5.53
MBLF                  1.28         0.85         6.32     N              06/06/97      0.25       19.4      0.30     0.77        5.77
MCBN                  1.50         0.64         7.05     N              06/06/97      0.40       10.0      0.49     0.80        8.48
MCBS                  1.99         1.17        10.54     N              06/06/97      0.19       13.0      0.50     1.07       10.33
MDBK                  2.17         1.01        11.38     N              06/06/97      0.45       12.2      0.56     1.01       11.38
MERI                  2.74         0.97        12.70     N              06/06/97      0.25       11.5      0.84     1.20       15.23
MFBC                  1.00         0.85         5.10     N              06/06/97       -         16.3      0.30     0.90        6.09
MFFC                  0.57         0.72         4.14     N              06/06/97      0.17       27.2      0.13     0.62        4.16
MFLR                  1.23         0.93         9.66     N              06/06/97      1.02       11.0      0.37     1.08       11.33
MFSL                  2.90         0.84        10.17     N              06/06/97      0.38       16.3      0.69     0.77        9.23
MIVI                  0.85         1.01         5.54     N              06/06/97      0.21       17.9      0.21     1.01        5.86
MLBC                  1.07         0.65         8.57     N              06/06/97        NA       23.1      0.20     0.48        6.42
MSBF                  1.58         1.49         7.55     N              06/06/97      0.15       13.8      0.40     1.41        7.83
MWBI                  2.74         0.74        10.69     N              06/06/97      0.82       11.9      0.66     0.72       10.23
MWBX                  0.49         1.37        17.58     N              06/06/97      0.78       11.3      0.12     1.32       17.72
MWFD                  1.20         1.09        12.42     N              06/06/97      0.14       15.4      0.32     1.11       12.90
NASB                  3.75         1.18        16.39     N              06/06/97      3.34       10.9      1.03     1.30       17.21
NBN                   0.66         0.50         6.24     N              06/06/97      1.37       13.8      0.26     0.66        8.48
NEIB                  1.08         1.22         7.06     N              06/06/97      0.49       13.3      0.30     1.15        7.49
NHTB                  0.71         0.51         6.82     N              06/06/97      0.74       13.3      0.29     0.89       11.96
NMSB                  0.57         0.80         7.51     N              06/06/97      1.27       15.8      0.15     0.82        7.82
NSSB                  1.22         0.98         9.14     N              06/06/97      1.00       14.7      0.35     1.17       10.33
NTMG                  0.34         0.38         6.31     N              06/06/97      1.11       16.8      0.11     0.49        7.99
NWEQ                  0.93         0.97         7.47     N              06/06/97      1.52       13.1      0.28     0.99        8.06
NWSB                  0.84         1.00         9.92     N              06/06/97      0.84       18.0      0.20     0.95        9.66
NYB                   2.31         1.36        25.36     N              06/06/97      1.14       13.3      0.62     1.36       26.10
OFCP                  1.18         0.73         7.63     N              06/06/97      0.18       16.2      0.33     0.78        8.74
OHSL                  1.47         0.86         7.28     N              06/06/97      0.01       14.1      0.42     0.94        8.32
PALM                  0.70         0.56         6.94     N              06/06/97      2.52       17.9      0.23     0.75        9.43
PBCI                  1.34         1.19         7.86     N              06/06/97      2.28       12.3      0.40     1.37        9.32
PBCT                  1.07         0.90        11.01     N              06/06/97      0.91       21.8      0.28     0.87       10.76
PBIX                  0.79         0.63         5.80     N              06/06/97      0.13       21.1      0.19     0.52        6.06
PBKB                  0.76         0.51         8.94     N              06/06/97      0.88       16.9      0.20     0.54        8.99
PCBC                  1.30         1.03         5.45     N              06/06/97      0.05       15.7      0.31     1.18        6.34
PCCI                  0.87         0.90        11.08     N              06/06/97      1.23       11.3      0.27     1.01       13.23
PEEK                  0.74         1.38         4.78     N              06/06/97      0.74       20.6      0.17     1.15        4.43
PERT                  1.56         1.15         9.73     N              06/06/97        NA       14.7      0.47     1.20        9.46
PFDC                  1.82         1.45         9.42     N              06/06/97      0.40       12.1      0.45     1.46        9.59
PFNC                  0.54         0.55        10.45     N              06/06/97      1.36       19.0      0.12     0.47        9.15
PFSB                  2.05         0.84        10.45     N              06/06/97      0.69       11.5      0.55     0.85       11.30
PFSL                  1.49         0.67        11.02     N              06/06/97      0.22       12.5      0.39     0.69       10.90
PHBK                  2.34         1.29        15.68     N              06/06/97      0.83       14.7      0.60     1.26       15.32
PLE                   1.88         0.87        11.08     N              06/06/97      1.53       10.7      0.51     0.93       11.90
PSBK                  2.46         1.07        13.23     N              06/06/97      0.82       12.6      0.54     0.94       11.30
PTRS                  1.58         0.68         7.54     N              06/06/97      0.83        5.8      0.88     1.53       16.55
PULS                  1.62         1.07        12.54     N              06/06/97      0.59       10.1      0.45     1.11       14.26
PVFC                  2.48         1.38        20.48     N              06/06/97      0.90        9.2      0.49     1.39       20.03
PVSA                  2.38         1.06        14.68     N              06/06/97      0.24       11.6      0.61     1.06       14.76

                                       14
Source: SNL & F&C calculations

FERGUSON & COMPANY
------------------
                   Exhibit V - Selected Publicly Held Thrifts

                      Core         Core         Core                                 NPAs/     Price/      Core     Core        Core
                       EPS         ROAA         ROAE  Merger             Current    Assets       Core       EPS     ROAA        ROAE
                       ($)          (%)          (%)  Target?            Pricing       (%)        EPS       ($)      (%)         (%)
Ticker                 LTM          LTM          LTM   (Y/N)                Date       MRQ        (x)       MRQ      MRQ         MRQ

PWBC                  1.11         0.64         8.73     N              06/06/97      0.58       11.3      0.30     0.67        9.11
QCBC                  0.91         0.57         6.21     N              06/06/97      1.49       14.2      0.28     0.67        7.48
QCFB                  1.79         1.66         8.76     N              06/06/97        NA       11.7      0.45     1.55        8.53
QCSB                  2.05         1.72        11.02     N              06/06/97      0.61       15.8      0.66     2.12       14.19
RARB                  2.21         1.02        13.32     N              06/06/97      0.46       12.7      0.58     1.06       13.56
RELY                  1.75         0.84        10.00     N              06/06/97      0.73       13.4      0.46     0.86       10.47
ROSE                  1.55         0.86        13.75     N              06/06/97      0.38       13.5      0.40     0.85       13.69
RVSB                  1.08         1.17        10.66     N              06/06/97      0.10       15.8      0.30     1.28       11.56
SFED                  1.11         0.82         6.26     N              06/06/97      0.68       21.9      0.19     0.54        4.19
SFFC                  1.35         1.29         6.99     N              06/06/97      0.70       13.2      0.35     1.27        7.18
SFIN                  1.28         0.87         8.80     N              06/06/97      0.41       12.7      0.32     0.82        8.57
SFSB                  1.58         0.54         8.08     N              06/06/97      0.25       13.6      0.44     0.57        8.69
SFSL                  1.47         1.35        13.81     N              06/06/97      0.26       13.6      0.39     1.38       14.86
SGVB                  0.59         0.37         4.26     N              06/06/97      0.61       23.0      0.14     0.31        3.97
SISB                  3.32         1.45        19.94     N              06/06/97      0.36       13.1      0.54     0.87       11.85
SKAN                  1.52         0.62         9.13     N              06/06/97      1.52       11.9      0.39     0.62        9.00
SMBC                  1.02         1.01         6.29     N              06/06/97      1.10       17.5      0.25     0.96        6.06
SMFC                  1.95         1.08        10.28     N              06/06/97      0.08       15.0      0.62     1.29       13.07
SOPN                  1.13         1.68         6.59     N              06/06/97      0.12       17.9      0.29     1.73        6.96
SOSA                  0.19         0.59        10.32     N              06/06/97      6.50       11.2      0.06     0.76       12.96
SPBC                  1.84         1.00        11.18     N              06/06/97      0.36       16.1      0.51     1.10       12.36
STFR                  1.79         0.70         7.59     N              06/06/97      0.26       14.5      0.51     0.74        8.48
STSA                  0.81         0.43         7.62     N              06/06/97      0.43       16.0      0.29     0.57       10.08
SWBI                  1.36         1.04         9.52     N              06/06/97      0.18       14.4      0.36     1.04        9.81
SWCB                  2.22         0.96        11.82     N              06/06/97      1.08       14.8      0.52     0.88       10.78
TBK                   1.39         0.75        11.53     N              06/06/97      2.30       12.2      0.37     0.79       11.40
THR                   0.93         0.83         5.71     N              06/06/97      1.21       17.1      0.22     0.77        5.49
THRD                  1.10         0.75         6.23     N              06/06/97      0.33       16.1      0.28     0.69        6.26
TPNZ                  0.82         1.01         5.46     N              06/06/97        NA       22.9      0.18     0.88        4.91
TRIC                  1.28         0.99         6.66     N              06/06/97      0.05       13.9      0.37     1.04        6.74
TSH                   1.14         1.00         6.93     N              06/06/97      0.27       15.1      0.31     0.99        7.48
TWIN                  1.00         0.79         6.08     N              06/06/97      0.08       19.3      0.24     0.76        5.93
UBMT                  1.16         1.34         5.74     N              06/06/97        NA       16.3      0.30     1.39        5.81
VABF                  0.50         0.40         5.94     N              06/06/97      0.47       20.6      0.15     0.49        7.19
WAMU                  2.40         0.69        11.46     N              06/06/97      0.93       15.5      0.90     0.98       18.24
WAYN                  1.08         0.65         6.91     N              06/06/97      0.69       25.7      0.26     0.62        6.79
WBST                  3.03         0.70        12.75     N              06/06/97      0.94       14.4      0.72     0.66       12.18
WCBI                  1.57         1.40         9.01     N              06/06/97      0.84       16.0      0.38     1.37        8.79
WEFC                  1.02         1.01         7.11     N              06/06/97      0.21       12.7      0.29     1.10        7.77
WFCO                  1.22         0.88        12.04     N              06/06/97        NA        8.6      0.38     1.01       13.97
WFSL                  2.11         1.83        15.76     N              06/06/97      0.90       11.9      0.55     1.82       15.72
WRNB                  1.57         1.74        18.61     N              06/06/97      1.32       12.9      0.35     1.57       15.73
WSB                   0.42         0.74         8.91     N              06/06/97        NA       24.4      0.05     0.38        4.53
WSFS                  1.30         1.33        22.77     N              06/06/97      2.09       10.2      0.32     1.15       21.25
WSTR                  1.12         0.84         6.16     N              06/06/97      0.09       19.6      0.26     0.73        5.69
WVFC                  2.01         1.32        10.14     N              06/06/97      0.31       11.9      0.52     1.33       10.31
YFED                  1.21         0.76         9.30     N              06/06/97      1.43       13.5      0.37     0.91       11.15

Maximum               7.80         4.17        67.90                                  6.50       46.9      1.44     2.12       26.10
Minimum               0.19         0.28         3.42                                   -          5.8      0.04     0.29        3.29
Average               1.49         0.97         9.76                                  0.72       15.4      0.39     0.97        9.94
Median                1.28         0.91         9.00                                  0.51       14.4      0.35     0.93        9.23


                                       15
Source: SNL & F&C calculations

                                   EXHIBIT VI

FERGUSON & COMPANY
------------------

                    Exhibit VI - Comparative Group Selection


To search for a comparative group for Workingmens, we selected all thrifts from the entire U.S. with assets $75 million that have sufficient trading volume to produce meaningful market information. All of these thrifts are listed on either AMEX, NYSE, or Nasdaq.

We found 24 thrifts in the asset size described above. We eliminated 12 and retained a group of 12. Normally, we consider 10 to be the desired sample size.

We eliminated thrifts for the following reasons: 1) BIF insured; 2) No PE information for the most recent quarter; 3) Merger agreement has been executed;
4) Loans serviced more than 25% of total assets; and 5) High loan to asset ratios.

The group of 24 from  which the  comparative  group  was  selected  is listed on
Exhibit VI.1 and the selected  comparative  group is listed on Exhibit  VI.2. On
Exhibit VI.1, we have underlined the cells that indicate which ones were not selected and why. Set forth below is a legend for the column summarizing reasons individual thrifts were not selected.

A  BIF insured.

B No PE information for the most recent quarter (recent conversions).

C Announced acquisition target.

D Loans serviced exceeds 25% of assets.

E Included in the seven highest loan to asset ratios among the remaining institutions.

FERGUSON & COMPANY
------------------
                   Exhibit VI.1 - Comparative Group Selection

                                                                                        Deposit
                                                                                        Insurance
                                                                                        Agency
Ticker        Short Name                        City                      State Region  (BIF/SAIF)  Exchange
ALBC          Albion Banc Corp.                 Albion                    NY    MA      SAIF        NASDAQ
--------------
ATSB          AmTrust Capital Corp.             Peru                      IN    MW      SAIF        NASDAQ
--------------
--------------
CKFB          CKF Bancorp Inc.                  Danville                  KY    MW      SAIF        NASDAQ
--------------
CRZY          Crazy Woman Creek Bancorp         Buffalo                   WY    WE      SAIF        NASDAQ
CSBF          CSB Financial Group Inc.          Centralia                 IL    MW      SAIF        NASDAQ
--------------
FLKY          First Lancaster Bancshares        Lancaster                 KY    MW      SAIF        NASDAQ
--------------
--------------                                                                          ------------
GLBK          Glendale Co-Operative Bank        Everett                   MA    NE      BIF         NASDAQ
--------------                                                                          ------------
--------------
GWBC          Gateway Bancorp Inc.              Catlettsburg              KY    MW      SAIF        NASDAQ
--------------
HBBI          Home Building Bancorp             Washington                IN    MW      SAIF        NASDAQ
--------------
HCFC          Home City Financial Corp.         Springfield               OH    MW      SAIF        NASDAQ
--------------
--------------
HWEN          Home Financial Bancorp            Spencer                   IN    MW      SAIF        NASDAQ
--------------
JOAC          Joachim Bancorp Inc.              De Soto                   MO    MW      SAIF        NASDAQ
LONF          London Financial Corporation      London                    OH    MW      SAIF        NASDAQ
LXMO          Lexington B&L Financial Corp.     Lexington                 MO    MW      SAIF        NASDAQ
--------------
MBSP          Mitchell Bancorp Inc.             Spruce Pine               NC    SE      SAIF        NASDAQ
--------------
--------------
MCBN          Mid-Coast Bancorp Inc.            Waldoboro                 ME    NE      SAIF        NASDAQ
--------------
MIVI          Mississippi View Holding Co.      Little Falls              MN    MW      SAIF        NASDAQ
--------------
MRKF          Market Financial Corporation      Mount Healthy             OH    MW      SAIF        NASDAQ
--------------
NSLB          NS&L Bancorp Inc.                 Neosho                    MO    MW      SAIF        NASDAQ
PWBK          Pennwood Bancorp Inc.             Pittsburgh                PA    MA      SAIF        NASDAQ
RELI          Reliance Bancshares Inc.          Milwaukee                 WI    MW      SAIF        NASDAQ
--------------
SCBS          Southern Community Bancshares     Cullman                   AL    SE      SAIF        NASDAQ
--------------
--------------
SCCB          S. Carolina Community Bancshrs    Winnsboro                 SC    SE      SAIF        NASDAQ
--------------
SSB           Scotland Bancorp Inc              Laurinburg                NC    SE      SAIF        AMSE

Maximum
Minimum
Average
Median

FERGUSON & COMPANY
------------------
                   Exhibit VI.1 - Comparative Group Selection


                          Current     Current        Price/    Price/   Current      Current                 Current         Total
                            Stock      Market           LTM      Core    Price/     Price/ T      Price/    Dividend        Assets
                            Price       Value      Core EPS       EPS    Book V       Book V      Assets       Yield        ($000)
Ticker        IPO Date        ($)        ($M)           (x)       (x)       (%)          (%)         (%)         (%)           MRQ

ALBC          07/26/93     18.750        4.69          21.8      15.1      80.0         80.0         7.3         1.65       64,585
--------------
ATSB          03/28/95     12.000        6.32          44.4      27.3      87.5         88.4         8.9         1.67       71,031
--------------
--------------
CKFB          01/04/95     20.000       18.54          23.3      23.8     124.2        124.2        30.8         2.20       60,197
--------------
CRZY          03/29/96     13.500       13.57          20.8      19.9      93.6         93.6        26.1         2.96       52,042
CSBF          10/09/95     12.500       11.77          35.7      34.7      98.5        104.7        24.8         -          47,527
--------------
FLKY          07/01/96     15.250       14.62          NA        23.8     106.8        106.8        39.7         -          36,858
--------------
--------------
GLBK          01/10/94     25.000        6.18          23.4      25.0     102.2        102.2        16.7         -          36,927
--------------
--------------
GWBC          01/18/95     16.625       17.88          NA        21.9     104.2        104.2        27.2         2.41       65,806
--------------
HBBI          02/08/95     20.500        6.39          27.3      15.5     103.1        103.1        13.7         1.46       46,804
--------------
HCFC          12/30/96     13.750       13.09          NA        16.4      85.7         85.7        19.2         2.33       68,235
--------------
--------------
HWEN          07/02/96     15.500        7.84          NA        18.5      99.8         99.8        20.1         1.29       39,030
--------------
JOAC          12/28/95     14.500       11.03          37.2      33.0     103.1        103.1        31.4         3.45       35,110
LONF          04/01/96     15.000        7.94          NA        18.8      99.3         99.3        21.3         1.60       37,313
LXMO          06/06/96     14.125       17.87          NA        19.6      94.0         94.0        29.0         -          61,650
--------------
MBSP          07/12/96     16.750       16.21          NA        24.6     110.4        110.4        47.8         4.78       33,894
--------------
--------------
MCBN          11/02/89     19.500        4.49          13.0      10.0      90.2         90.2         7.8         2.67       57,838
--------------
MIVI          03/24/95     15.000       12.28          17.7      17.9      96.5         96.5        17.6         1.07       69,755
----------------------                                    ----------
MRKF          03/27/97     12.375       16.53          NA        NA        NA           NA          NA           -          45,729
---------------------                                     ----------
NSLB          06/08/95     16.500       12.15          31.7      29.5     102.1        102.1        21.5         3.03       58,394
PWBK          07/15/96     15.000        9.15          NA        17.1      98.0         98.0        19.1         1.87       47,929
RELI          04/19/96      7.125       18.02          NA        25.5      80.2         NA          38.5         -          46,836
----------------------                                    ----------
SCBS          12/23/96     13.750       15.64          NA        NA        97.9         97.9        21.7         2.18       72,151
----------------------                                    ----------
--------------
SCCB          07/07/94     17.500       12.34          24.0      21.9     103.9        103.9        26.9         3.43       45,919
--------------
SSB           04/01/96     15.625       28.75          NA        21.7     114.6        114.6        42.2         1.92       68,067

Maximum                    25.000       28.75          44.4      34.7     124.2        124.2        47.8         4.78       72,151
Minimum                     7.125        4.49          13.0      10.0      80.0         80.0         7.3         -          33,894
Average                    15.672       12.64          26.7      21.9      98.9        100.1        24.3         1.75       52,901
Median                     15.125       12.31          23.7      21.8      99.3        101.0        21.7         1.77       49,986

FERGUSON & COMPANY
------------------
                   Exhibit VI.1 - Comparative Group Selection

                        Tangible                                 ROAA        ROAA    ROACE     ROACE
           Equity/       Equity/        Core        Core       Before      Before   Before    Before                           NPAs/
            Assets      T Assets         EPS         EPS        Extra       Extra    Extra     Extra   Merger   Current       Assets
               (%)           (%)         ($)         ($)          (%)         (%)      (%)       (%)   Target?  Pricing          (%)
Ticker         MRQ           MRQ         LTM         MRQ          LTM         MRQ      LTM       MRQ    (Y/N)      Date          MRQ

ALBC           9.1           9.1        0.86        0.31        (0.01)       0.46    (0.07)     4.95   N          05/09/97      0.72
--------------
ATSB          10.2          10.1        0.27        0.11         0.29        0.42     2.91      4.16   N          05/09/97      2.84
--------------
--------------
CKFB          23.7          23.7        0.86        0.21         1.30        1.21     5.08      4.96   N          05/09/97      0.89
--------------
CRZY          27.8          27.8        0.65        0.17         1.00        1.30     3.36      4.63   N          05/09/97      0.23
CSBF          25.2          24.0        0.35        0.09         0.51        0.89     1.78      3.49   N          05/09/97      0.78
--------------
FLKY          37.1          37.1       NA           0.16         0.98        1.52    NA         4.18   N          05/09/97      0.36
--------------
--------------                                                                                                  ------------
GLBK          16.4          16.4        1.07        0.25         0.74        0.75     4.63      4.58   Y          05/09/97      -
--------------                                                                                                  ------------
--------------                                                                                                  ------------
GWBC          26.1          26.1       NA           0.19         0.82        1.28     3.26      4.94   Y          05/09/97      0.60
--------------                                                                                                  ------------
HBBI          12.1          12.1        0.75        0.33         0.20        0.83     1.48      6.78   N          05/09/97      0.52
--------------
HCFC          20.6          20.6       NA           0.21        NA           1.04    NA         5.08   N          05/09/97      0.62
--------------
--------------
HWEN          20.1          20.1       NA           0.21         0.57        0.91    NA         4.51   N          05/09/97      0.62
--------------
JOAC          30.5          30.5        0.39        0.11         0.49        0.85     1.66      2.84   N          05/09/97      0.74
LONF          21.4          21.4       NA           0.20         0.75        1.03     3.77      4.78   N          05/09/97      0.80
LXMO          30.8          30.8       NA           0.18         0.88        1.33    NA         4.34   N          05/09/97      0.92
--------------
MBSP          43.3          43.3       NA           0.17        NA           1.83    NA         4.22   N          05/09/97      2.06
--------------
--------------
MCBN           8.6           8.6        1.50        0.49         0.40        0.87     4.42      9.16   N          05/09/97      0.40
--------------
MIVI          18.3          18.3        0.85        0.21         0.68        1.02     3.74      5.89   N          05/09/97      0.21
--------------
MRKF          16.7          16.7       NA          NA           NA           0.65    NA        NA      N          05/09/97      -
--------------
NSLB          21.0          21.0        0.52        0.14         0.51        0.85     2.29      4.04   N          05/09/97      -
PWBK          19.5          19.5       NA           0.22         0.61        1.02    NA         5.17   N          05/09/97      1.43
RELI          48.0          NA         NA           0.07         1.76        1.54    NA         3.14   N          05/09/97      -
--------------
SCBS          22.1          22.1       NA          NA           NA           0.94    NA         5.91   N          05/09/97      2.20
--------------
--------------
SCCB          25.9          25.9        0.73        0.20         0.90        1.20     3.21      4.42   N          05/09/97      1.83
--------------
SSB           36.9          36.9       NA           0.18         1.31        1.77     3.86      4.84   N          05/09/97      0.05

Maximum       48.0          43.3        1.50        0.49         1.76        1.83     5.08      9.16                            2.84
Minimum        8.6           8.6        0.27        0.07        (0.01)       0.42    (0.07)     2.84                            -
Average       23.8          22.7        0.73        0.20         0.73        1.06     3.03      4.83                            0.78
Median        21.8          21.4        0.74        0.20         0.71        1.02     3.26      4.63                            0.62


FERGUSON & COMPANY
------------------
                   Exhibit VI.1 - Comparative Group Selection


                                                                        Loans             Loans
           Loans/       Loans/     Deposits/       Borrowings/       Serviced         Serviced/
         Deposits       Assets        Assets            Assets     For Others            Assets     Reasons
              (%)          (%)           (%)               (%)         ($000)               (%)         for
Ticker        MRQ          MRQ           MRQ               MRQ            MRQ               MRQ   Excluding

ALBC         99.3         74.5          75.1              14.4         11,080              17.2
----------                                                                                  ----------------
ATSB         99.6         71.6          71.9              17.1         28,600              40.3        D
----------                                                                                  ----------------
----------        -------------
CKFB        126.3         89.9          71.2               3.7             NA              NA          E
----------        -------------
CRZY         99.1         53.6          54.1              17.3             79               0.2
CSBF         78.8         58.6          74.4               -                -               -
----------        -------------
FLKY        149.6         88.3          59.0               2.6              -               -          E
----------        -------------
----------
GLBK         47.3         39.5          83.5               -               NA              NA          A, C
----------
----------
GWBC         41.5         30.5          73.5               -                -               -          C
----------
HBBI         76.2         60.4          79.3               7.9             NA              NA
----------        -------------
HCFC        108.2         79.0          73.0               5.9          2,351               3.4        E
----------        -------------
----------        -------------
HWEN        122.4         76.5          62.5              17.2              -               -          E
----------        -------------
JOAC        100.2         68.7          68.5               -                -               -
LONF         97.4         75.2          77.2               0.8              -               -
LXMO        107.7         73.9          68.7               -               NA              NA
----------        -------------
MBSP        151.7         81.3          53.6               -               NA              NA          E
----------        -------------
----------        -------------
MCBN        113.9         83.6          73.4              17.6          6,941              12.0        E
----------        -------------
MIVI         80.3         64.4          80.2               -                -               -
----------
MRKF         63.3         51.8          81.8               -               NA              NA          B
----------
NSLB         74.7         54.2          72.6               5.1              -               -
PWBK         60.6         46.0          76.0               3.1             NA              NA
RELI        151.5         58.4          38.5              12.8             NA              NA
----------
SCBS         70.9         55.0          77.6               -                -               -          B
----------        -------------
----------
SCCB        106.8         77.9          73.0               -               NA              NA          E
----------        -------------
SSB         110.8         68.0          61.4               -                -               -

Maximum     151.7         89.9          83.5              17.6         28,600              40.3
Minimum      41.5         30.5          38.5               -                -               -
Average      97.4         65.9          70.0               5.2          3,270               4.9
Median       99.5         68.3          73.0               1.7              -               -



FERGUSON & COMPANY
------------------
                   Exhibit VI.2 - Comparative Group Selection


                                                                                                           Deposit
                                                                                                           Insurance
                                                                                                           Agency
Ticker               Short Name                         City                  State         Region         (BIF/SAIF)    Exchange
ALBC                 Albion Banc Corp.                  Albion                NY            MA             SAIF          NASDAQ
CRZY                 Crazy Woman Creek Bancorp          Buffalo               WY            WE             SAIF          NASDAQ
CSBF                 CSB Financial Group Inc.           Centralia             IL            MW             SAIF          NASDAQ
HBBI                 Home Building Bancorp              Washington            IN            MW             SAIF          NASDAQ
JOAC                 Joachim Bancorp Inc.               De Soto               MO            MW             SAIF          NASDAQ
LONF                 London Financial Corporation       London                OH            MW             SAIF          NASDAQ
LXMO                 Lexington B&L Financial Corp.      Lexington             MO            MW             SAIF          NASDAQ
MIVI                 Mississippi View Holding Co.       Little Falls          MN            MW             SAIF          NASDAQ
NSLB                 NS&L Bancorp Inc.                  Neosho                MO            MW             SAIF          NASDAQ
PWBK                 Pennwood Bancorp Inc.              Pittsburgh            PA            MA             SAIF          NASDAQ
RELI                 Reliance Bancshares Inc.           Milwaukee             WI            MW             SAIF          NASDAQ
SSB                  Scotland Bancorp Inc               Laurinburg            NC            SE             SAIF          AMSE

Maximum
Minimum
Average
Median

FERGUSON & COMPANY
------------------
                   Exhibit VI.2 - Comparative Group Selection


                             Current   Current     Price/    Price/    Current        Current                   Current       Total
                               Stock    Market        LTM      Core     Price/       Price/ T       Price/     Dividend      Assets
                               Price     Value   Core EPS       EPS     Book V         Book V       Assets        Yield      ($000)
Ticker         IPO Date          ($)      ($M)        (x)       (x)        (%)            (%)          (%)          (%)         MRQ

ALBC           07/26/93       18.750      4.69       21.8      15.1       80.0           80.0          7.3         1.65      64,585
CRZY           03/29/96       13.500     13.57       20.8      19.9       93.6           93.6         26.1         2.96      52,042
CSBF           10/09/95       12.500     11.77       35.7      34.7       98.5          104.7         24.8         -         47,527
HBBI           02/08/95       20.500      6.39       27.3      15.5      103.1          103.1         13.7         1.46      46,804
JOAC           12/28/95       14.500     11.03       37.2      33.0      103.1          103.1         31.4         3.45      35,110
LONF           04/01/96       15.000      7.94       NA        18.8       99.3           99.3         21.3         1.60      37,313
LXMO           06/06/96       14.125     17.87       NA        19.6       94.0           94.0         29.0         -         61,650
MIVI           03/24/95       15.000     12.28       17.7      17.9       96.5           96.5         17.6         1.07      69,755
NSLB           06/08/95       16.500     12.15       31.7      29.5      102.1          102.1         21.5         3.03      58,394
PWBK           07/15/96       15.000      9.15       NA        17.1       98.0           98.0         19.1         1.87      47,929
RELI           04/19/96        7.125     18.02       NA        25.5       80.2           NA           38.5         -         46,836
SSB            04/01/96       15.625     28.75       NA        21.7      114.6          114.6         42.2         1.92      68,067

Maximum                       20.500     28.75       37.2      34.7      114.6          114.6         42.2         3.45      69,755
Minimum                        7.125      4.69       17.7      15.1       80.0           80.0          7.3         -         35,110
Average                       14.844     12.80       27.5      22.3       96.9           99.0         24.4         1.58      53,001
Median                        15.000     11.96       27.3      19.7       98.3           99.3         23.1         1.63      49,986


FERGUSON & COMPANY
------------------
                   Exhibit VI.2 - Comparative Group Selection

                    Tangible                         ROAA         ROAA        ROACE    ROACE
         Equity/     Equity/     Core       Core   Before       Before       Before   Before                              NPAs/
          Assets    T Assets      EPS        EPS    Extra        Extra        Extra    Extra    Merger    Current        Assets
             (%)         (%)      ($)        ($)      (%)          (%)          (%)      (%)   Target?    Pricing           (%)
Ticker       MRQ         MRQ      LTM        MRQ      LTM          MRQ          LTM      MRQ    (Y/N)        Date           MRQ

ALBC         9.1         9.1     0.86       0.31    (0.01)        0.46        (0.07)    4.95   N            05/09/97       0.72
CRZY        27.8        27.8     0.65       0.17     1.00         1.30         3.36     4.63   N            05/09/97       0.23
CSBF        25.2        24.0     0.35       0.09     0.51         0.89         1.78     3.49   N            05/09/97       0.78
HBBI        12.1        12.1     0.75       0.33     0.20         0.83         1.48     6.78   N            05/09/97       0.52
JOAC        30.5        30.5     0.39       0.11     0.49         0.85         1.66     2.84   N            05/09/97       0.74
LONF        21.4        21.4    NA          0.20     0.75         1.03         3.77     4.78   N            05/09/97       0.80
LXMO        30.8        30.8    NA          0.18     0.88         1.33        NA        4.34   N            05/09/97       0.92
MIVI        18.3        18.3     0.85       0.21     0.68         1.02         3.74     5.89   N            05/09/97       0.21
NSLB        21.0        21.0     0.52       0.14     0.51         0.85         2.29     4.04   N            05/09/97       -
PWBK        19.5        19.5    NA          0.22     0.61         1.02        NA        5.17   N            05/09/97       1.43
RELI        48.0        NA      NA          0.07     1.76         1.54        NA        3.14   N            05/09/97       -
SSB         36.9        36.9    NA          0.18     1.31         1.77         3.86     4.84   N            05/09/97       0.05

Maximum     48.0        36.9     0.86       0.33     1.76         1.77         3.86     6.78                               1.43
Minimum      9.1         9.1     0.35       0.07    (0.01)        0.46        (0.07)    2.84                               -
Average     25.0        22.9     0.62       0.18     0.72         1.07         2.43     4.57                               0.53
Median      23.3        21.4     0.65       0.18     0.65         1.02         2.29     4.71                               0.62


FERGUSON & COMPANY
------------------
                   Exhibit VI.2 - Comparative Group Selection


                                                                                Loans             Loans
          Loans/       Loans/          Deposits/       Borrowings/          Serviced         Serviced/
        Deposits       Assets             Assets            Assets        For Others            Assets
             (%)          (%)                (%)               (%)             ($000)              (%)
Ticker       MRQ          MRQ                MRQ               MRQ               MRQ               MRQ

ALBC        99.3         74.5               75.1              14.4          11,080                17.2
CRZY        99.1         53.6               54.1              17.3              79                 0.2
CSBF        78.8         58.6               74.4               -                 -                 -
HBBI        76.2         60.4               79.3               7.9              NA                NA
JOAC       100.2         68.7               68.5               -                 -                 -
LONF        97.4         75.2               77.2               0.8               -                 -
LXMO       107.7         73.9               68.7               -                NA                NA
MIVI        80.3         64.4               80.2               -                 -                 -
NSLB        74.7         54.2               72.6               5.1               -                 -
PWBK        60.6         46.0               76.0               3.1              NA                NA
RELI       151.5         58.4               38.5              12.8              NA                NA
SSB        110.8         68.0               61.4               -                 -                 -

Maximum    151.5         75.2               80.2              17.3          11,080                17.2
Minimum     60.6         46.0               38.5               -                 -                 -
Average     94.7         63.0               68.8               5.1           1,395                 2.2
Median      98.2         62.4               73.5               1.9               -                 -


                                  EXHIBIT VII

FERGUSON & COMPANY
------------------
                                  Exhibit VII
                             Pro Forma Assumptions



1. Net proceeds from the conversion were invested at the beginning of the period at 6.0%, which was the approximate rate on the one-year treasury bill on March 31, 1997. This rate was selected because it is considered more representative of the rate the Bank is likely to earn.

2. Workingmens's ESOP will acquire 8% of the conversion stock with loan proceeds obtained from the Holding Company; therefore, there will be no interest expense. We assumed that the ESOP expense is 10% annually of the initial purchase.

3. Workingmens's RP will acquire 4% of the stock through open market purchases at $10 per share and the expense is recognized ratably over five years as the shares vest.

4. All pro forma income and expense items are adjusted for income taxes at a combined state and federal rate of 33.0%.

5. In calculating the pro forma adjustments to net worth, the ESOP and RP are deducted in accordance with generally accepted accounting principles.

6. Earnings per share ("EPS") calculations have ignored AICPA SOP 93-6. Calculating EPS under SOP 93-6 and assuming 10% of the ESOP shares are committed to be released and allocated to the individual accounts at the beginning of the period would yield EPS of $.79, $.71, $.65, and $.60, and price to earnings ratios of 12.7, 14.1, 15.4, and 16.7, at the minimum, midpoint, maximum, and supermaximum of the range, respectively.

FERGUSON & COMPANY
------------------
                                  Exhibit VII
                     Pro Forma Effect of Conversion Proceeds
                At the Minimum of the Conversion Valuation Range
                        Valuation Date as of June 6, 1997

Workingmens Savings Bank, FSB
--------------------------------------------------------------------------------
1.      Conversion Proceeds
        Pro Forma Market Value                                                                $         2,125,000
        Less:  Estimated Expenses                                                                        (280,000)
                                                                                        --------------------------
        Net Conversion Proceeds                                                               $         1,845,000

2.      Estimated Additional Income From Conversion Proceeds
        Net Conversion Proceeds                                                               $         1,845,000
        Less:  ESOP Contributions                                                                        (170,000)
                    RP Contributions                                                                      (85,000)
                                                                                        --------------------------
        Net Conversion Proceeds after ESOP & RP                                               $         1,590,000
        Estimated Incremental Rate of Return(1)                                                              4.02%
                                                                                        --------------------------
        Estimated Additional Income                                                           $            63,918
        Less:  ESOP Expense                                                                               (11,390)
                    RP Expense                                                                            (11,390)
                                                                                        --------------------------
                                                                                              $            41,138
                                                                                        ==========================


3.      Pro Forma Calculations

                                                  Before               Conversion                 After
        Period                                  Conversion              Results                 Conversion
                                          ------------------------------------------------------------------------
a.      Pro Forma Earnings
        Twelve Months Ended
        March 31, 1997                         $        114,000      $           41,138       $           155,138

b.      Pro Forma Net Worth
        March 31, 1997                         $      2,020,000      $        1,590,000       $         3,610,000

c.      Pro Forma Net Assets
        March 31, 1997                         $     33,127,000      $        1,590,000       $        34,717,000



(1) Assumes Proceeds can be reinvested at 6.0 percent and earnings taxed at a rate of 33.0 percent.

FERGUSON & COMPANY
------------------
                                  Exhibit VII
                     Pro Forma Effect of Conversion Proceeds
                At the Midpoint of the Conversion Valuation Range
                        Valuation Date as of June 6, 1997

Workingmens Savings Bank, FSB
------------------------------------------------------------------------------------------------
1.        Conversion Proceeds
          Pro Forma Market Valuation                                                                  $         2,500,000
          Less:  Estimated Expenses                                                                              (280,000)
                                                                                                --------------------------
          Net Conversion Proceeds                                                                     $         2,220,000

2.        Estimated Additional Income From Conversion Proceeds
          Net Conversion Proceeds                                                                     $         2,220,000
          Less:  ESOP Contributions                                                                              (200,000)
                      RP Contributions                                                                           (100,000)
                                                                                                --------------------------
          Net Conversion Proceeds after ESOP & RP                                                     $         1,920,000
          Estimated Incremental Rate of Return(1)                                                                    4.02%
                                                                                                --------------------------
          Estimated Additional Income                                                                 $            77,184
          Less:  ESOP Expense                                                                                     (13,400)
                      RP Expense                                                                                  (13,400)
                                                                                                --------------------------
                                                                                                      $            50,384
                                                                                                ==========================

3.        Pro Forma Calculations



                                                       Before                  Conversion                 After
          Period                                     Conversion                 Results                 Conversion
                                             -----------------------------------------------------------------------------
a.        Pro Forma Earnings
          Twelve Months Ended
          March 31, 1997                      $             114,000      $          50,384       $           164,384

b.        Pro Forma Net Worth
          March 31, 1997                      $           2,020,000      $       1,920,000       $         3,940,000

c.        Pro Forma Net Assets
          March 31, 1997                      $          33,127,000      $       1,920,000       $        35,047,000



(1) Assumes Proceeds can be reinvested at 6.0 percent and earnings taxed at a rate of 33.0 percent.

FERGUSON & COMPANY
------------------

                                  Exhibit VII
                     Pro Forma Effect of Conversion Proceeds
                At the Maximum of the Conversion Valuation Range
                        Valuation Date as of June 6, 1997

Workingmens Savings Bank, FSB
--------------------------------------------------------------------------------
1.       Conversion Proceeds
         Pro Forma Market Valuation                                                             $        2,875,000
         Less:  Estimated Expenses                                                                        (280,000)
                                                                                          -------------------------
         Net Conversion Proceeds                                                                $        2,595,000

2.       Estimated Additional Income From Conversion Proceeds
         Net Conversion Proceeds                                                                $        2,595,000
         Less:  ESOP Contributions                                                                        (230,000)
                     RP Contributions                                                                     (115,000)
                                                                                          -------------------------
         Net Conversion Proceeds after ESOP & RP                                                $        2,250,000
         Estimated Incremental Rate of Return(1)                                                              4.02%
                                                                                          -------------------------
         Estimated Additional Income                                                            $           90,450
         Less:  ESOP Expense                                                                               (15,410)
                     RP Expense                                                                            (15,410)
                                                                                          -------------------------
                                                                                                $           59,630
                                                                                          =========================

3.       Pro Forma Calculations

                                                  Before                Conversion                  After
         Period                                 Conversion                Results                Conversion
                                          -------------------------------------------------------------------------
a.       Pro Forma Earnings
         Twelve Months Ended
         March 31, 1997                    $         114,000      $          59,630        $          173,630

b.       Pro Forma Net Worth
         March 31, 1997                    $       2,020,000      $       2,250,000        $        4,270,000

c.       Pro Forma Net Assets
         March 31, 1997                    $      33,127,000      $       2,250,000        $       35,377,000


(1) Assumes Proceeds can be reinvested at 6.0 percent and earnings taxed at a rate of 33.0 percent.

FERGUSON & COMPANY
------------------
                                  Exhibit VII
                     Pro Forma Effect of Conversion Proceeds
                 At the SuperMax of the Conversion Valuation Range
                        Valuation Date as of June 6, 1997

Workingmens Savings Bank, FSB
----------------------------------------------------------------------------------------------
1.        Conversion Proceeds
          Pro Forma Market Valuation                                                                $       3,306,250
          Less:  Estimated Expenses                                                                 $        (280,000)
                                                                                              ------------------------
          Net Conversion Proceeds                                                                   $       3,026,250

2.        Estimated Additional Income From Conversion Proceeds
          Net Conversion Proceeds                                                                   $       3,026,250
          Less:  ESOP Contributions                                                                 $        (264,500)
                      RP Contributions                                                              $        (132,250)
                                                                                              ------------------------
          Net Conversion Proceeds after ESOP & RP                                                   $       2,629,500
          Estimated Incremental Rate of Return(1)                                                                4.02%
                                                                                              ------------------------
          Estimated Additional Income                                                               $         105,706
          Less:  ESOP Expense                                                                       $         (17,722)
                      RP Expense                                                                    $         (17,722)
                                                                                              ------------------------
                                                                                                    $          70,263
                                                                                              ========================


3.        Pro Forma Calculations



                                                         Before                 Conversion             After
          Period                                       Conversion                 Results            Conversion
                                            --------------------------------------------------------------------------
a.        Pro Forma Earnings
          Twelve Months Ended
          March 31, 1997                     $                 114,000        $     70,263     $         184,263

b.        Pro Forma Net Worth
          March 31, 1997                     $               2,020,000        $  2,629,500     $       4,649,500

c.        Pro Forma Net Assets
          March 31, 1997                     $              33,127,000        $  2,629,500     $      35,756,500



(1) Assumes Proceeds can be reinvested at 6.0 percent and earnings taxed at a rate of 33.0 percent.

FERGUSON & COMPANY
------------------
                                  Exhibit VII
                            Pro Forma Analysis Sheet

Name of Association:      Workingmens Savings Bank, FSB
Date of Market Prices:    June 6, 1997                                               Pennsylvania Publicly         All Publicly
                                                              Comparatives                Held Thrifts             Held Thrifts
                                                              ------------                ------------             ------------
                             Symbols       Value           Mean          Median        Mean       Median        Mean       Median
                          ---------------------------      ----          ------        ----       ------        ----       ------

Price-Earnings Ratio           P/E
--------------------
   Last Twelve Months                       N/A
   At Minimum of Range                     13.7
   At Midpoint of Range                    15.2            25.9           22.5         15.2         15.6        16.0        15.5
   At Maximum of Range                     16.6
   At Supermax of Range                    17.9

Price-Book Ratio               P/B
----------------
   At Minimum of Range                     58.9%
   At Midpoint of Range                    63.5%           99.9           97.7        139.3        141.5       139.6       133.3
   At Maximum of Range                     67.3%
   At Supermax of Range                    71.1%

Price-Asset Ratio              P/A
-----------------
   At Minimum of Range                      6.1%
   At Midpoint of Range                     7.1%           24.4           22.0         12.3        11.9         14.0        13.0
   At Maximum of Range                      8.1%
   At Supermax of Range                     9.2%

Twelve Mo. Earnings Base        Y                      $      114,000
   Period Ended  March 31, 1997

Book Value                      B                      $    2,020,000
   As of  March 31, 1997

Total Assets                    A                      $   33,127,000
   As of  March 31, 1997

Return on Money (1)             R                                4.02%

Conversion Expense              X                      $      280,000
Underwriting Commission         C                                0.00%
Percentage Underwritten         S                                0.00%
Estimated Dividend
   Dollar Amount               DA                      $            -
   Yield                       DY                                0.00%
ESOP Contributions              P                      $      200,000
RP Contributions                I                      $      100,000
ESOP Annual Expense             E                      $       13,400
RP Annual Contributions         M                      $       13,400
Cost of ESOP Borrowings         F                                0.00%


(1) Assumes Proceeds can be reinvested at 6.0 percent and earnings taxed at a rate of 33.0 percent.

FERGUSON & COMPANY
------------------

                                   Exhibit VII
                            Pro Forma Analysis Sheet


Calculation of Estimated Value (V) at Midpoint Value

1.           V=                  P/A(A-X-P-I)              $    2,500,000
                          ---------------------------
                                1-P/A(1-(CxS))

2.           V=                  P/B(B-X-P-I)              $    2,500,000
                          ---------------------------
                                1-P/B(1-(CxX))

3.           V=           P/E(Y-R(X+P+I)-(E+M))            $    2,500,000
                          --------------------------------
                               1-P/E(R(1-(CxX))

                                           Value
      Estimated Value                    Per Share         Total Shares                           Date
   -----------------------              -------------     ----------------              -------------------------
         $2,500,000                        $10.00                 250,000                     June 6, 1997


Range of Value
$2.5 million x 1.15 = $2.875 million or 287,500 shares at $10.00 per share $2.5 million x 0.85 = $2.125 million or 212,500 shares at $10.00 per share